UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

David W. O’Leary 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2006

Date of reporting period:	6/30/2006

Item 1. Reports to Stockholders.

MML Series Investment Fund II

Semi-Annual Report
for the period ended
June 30, 2006

MML Inflation-Protected Bond Fund

MML Enhanced Index Core Equity Fund

MML Small Cap Equity Fund

MML Small Company Opportunities Fund

INVEST

INSURE

RETIRE

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MML Inflation-Protected Bond Fund	15

MML Enhanced Index Core Equity Fund	17

MML Small Cap Equity Fund	22

MML Small Company Opportunities Fund	31

Statement of Assets and Liabilities	33

Statement of Operations	34

Statement of Changes in Net Assets	35

Financial Highlights	36

Notes to Financial Statements	40

Other Information (Unaudited)	51

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund II Report – President's Letter to Shareholders

June 30, 2006

To Our Shareholders

David O'Leary

While the recent weakness in the stock and bond markets was highly anticipated given the rally over the past three years, it does provide investors with an excellent opportunity to check in with their financial representative. MassMutual believes that individuals who diversify their investments can help to reduce their investment losses and increase their total returns—potentially increasing the likelihood of reaching their financial goals.

Stocks outpace bonds for the year-to-date period

The first half of 2006 was characterized by two very different periods for equities—with the first quarter showing strong results followed by losses in the second quarter. During the entire six month period, most of the major indices posted positive returns. On a year-to-date basis, the Dow Jones Industrial AverageSM (The Dow)*, which measures blue-chip activity, returned 4.04% and the S&P 500® Index, a broad measure of U.S. large-cap stocks, gained 2.70% for the period. The technology-laden Nasdaq Composite® Index (Nasdaq) lost 1.51%, as tech stocks lost more ground in the second quarter than they gained during the first three months. The clear outperformer, however, was the MSCI® EAFE® Index, a benchmark for foreign stocks that advanced 10.16% during the first half of the year.

In the bond market, the Lehman Brothers® Aggregate Bond Index, which measures the U.S. investment-grade fixed-income markets, returned -0.72% for the six-month period ended June 30, 2006. Investors in this market segment continued to face the challenges posed by a Federal Reserve (Fed) that remained in a tightening mode—raising the federal funds target rate in 0.25% increments four times—from 4.25% at the start of the first quarter to 5.25% at the end of June.

Turning to the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices. Against this backdrop, foreign stocks continued to outperform their U.S.-based counterparts.

As early estimates placed first quarter economic growth around the robust level of 5.0%, bond yields rose and prices fell. While, the official Gross Domestic Product (GDP) for the first quarter came in at 4.8%, it was ahead of the long-term growth rate of 3.5%. Inflationary pressures at the wholesale level were also somewhat stronger than expected, as the core Producer Price Index—excluding food and energy—ticked up by 0.4% in January and 0.3% in February. (Rising inflation tends to drive bond prices lower.) The period featured two hikes in short-term interest rates by the Fed, and longer-term rates also rose during the quarter. Consequently, the Lehman Brothers Aggregate Bond Index fell slightly.

The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty, caused in part by global unrest and rising oil prices, led many of the markets lower. In fact, the Dow was the only domestic equity benchmark to post a return in positive territory, advancing 0.37%. Even the first quarter's clear winner, foreign stocks, only produced 0.70% gain, as measured by the MSCI EAFE Index—aided in part by a weaker U.S. dollar.

Meanwhile, with rising inflation and interest rates making headlines, bond prices remained on the defensive during the second quarter. Treasuries and higher-quality corporate bonds struggled against rising yields across all maturities. Bond prices in the longer maturities were particularly weak. As a result, the Lehman Brothers Aggregate Bond Index ended the quarter just below the break-even mark, returning -0.08%.

A look at the recent market volatility

The stock market recovery of the past few years can be divided into two phases. First, there was a period of strongly advancing share prices for roughly a year following the March 2003 lows, as investors were cheered by early military success in Iraq and signs that the U.S. economy was finally on the mend after a prolonged bear market in stocks. A key player in this recovery was former Fed chairman Alan Greenspan, who from early 2001 through November 2002, advocated the Fed's strategy to progressively

(Continued)

1

MML Series Investment Fund II Report – President's Letter to Shareholders (Continued)

lower the target federal funds rate from 6.50% to 1.25%—a level unseen for decades. One final 0.25% cut would follow near the end of June 2003, while the economic rally was still in motion.

Naturally, short-term interest rates could not remain at 1.00% forever. In June 2004, Mr. Greenspan began raising rates again, employing a methodical, gradual approach to "removing policy accommodation," which appeared to calm investors' nerves. As a result, stock prices trended irregularly higher for almost the next two years. With the economy growing at a healthy, sustainable pace and short-term interest rates on track to return to merely a neutral level, there was a lot for investors to like about the financial environment. The stock market, of course, generally likes predictability and dislikes uncertainty.

Nevertheless, a few storm clouds dotted the horizon. Most notably, these included the rapid escalation of crude oil prices, which exceeded $70 at the end of June 2006—and significant rallies in commodity prices, such as copper and gold, suggesting the possibility of worsening inflation on the horizon. For quite a while, though, it seemed as though the economy and the stock market were holding together nicely in the face of the twin threats of advancing commodity prices and rising interest rates.

So what happened to change things in the more recent environment? For one thing, inflation crept up to levels the Fed considers unacceptable. At the same time, near the end of May, there were signs that the Fed's credit-tightening moves were beginning to slow the economy. Central bank officials have stated numerous times that interest rate policy in the immediate future will be determined by economic data, rather than by the previous agenda of removing the stimulative monetary conditions that brought the economy out of recession. However, the conundrum facing the Fed under Ben Bernanke, Mr. Greenspan's successor, was—and is—what to do when the data give conflicting signals. All of this could add up to uncertainty—and, in all likelihood, increased volatility in the financial markets—at least, until additional information clarifies the situation.

Outlook

The second quarter's weakness in the stock and bond markets is not unusual. Periods of underperformance can, however, serve as a timely reminder to check in with your financial representative, who can help you assess your comfort level with your current investment strategy—or identify any changes you would like to implement. MassMutual believes investors should consider taking a long-term perspective and employing a strategy of diversification among investment types. Although proper diversification cannot prevent losses, its long-term effect has tended to be a reduction in losses and an increase in total returns. By helping smooth out the peaks and valleys of investing, diversification can help you to stay the course and may increase the likelihood that you'll reach your financial goals.

David O'Leary
President

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 7/1/06 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Inflation-Protected Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Inflation-Protected Bond Fund?  This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund normally invests:

•  at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations; and

•  up to 20% of its net assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's shares returned –1.10%, outperforming the –1.77% return for the Lehman U.S. Treasury Inflation Note Index, an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?  Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index (CPI) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3% and a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

What was the investment background during the period?  Fixed-income investors were glad to see the first quarter of 2006 come to a close, since bonds significantly underperformed stocks during the period. Bond market sentiment for interest rates plunged during the quarter. Why? Coming out of 2005, many bond investors had anticipated clearer signs of a softening economy, signs that would bring an end to the Federal Reserve's (Fed's) tightening pattern. Instead, February and March brought a wave of firm economic indicators that suggested that the Fed would continue on its current path.

During the second quarter of 2006, fixed-income and equity investors alike were again reminded of the power of interest rates, as speculation regarding inflation and economic growth and their collective impact on future Fed action dominated investor sentiment. Moving into the quarter, many fixed-income investors had been encouraged that recent Fed language suggested a near end to interest rate hikes. Consequently, there was a comfort level in adding to risk and lower-quality credits benefited. In May, however, sentiment shifted and it became apparent that further Fed tightening would occur. Equities and emerging markets fell in response and fixed-income investors followed suit, shedding risk in the volatility. On June 29, the Fed again raised rates – for the 17th consecutive time since June 2004 – to 5.25%.

What factors contributed to the Fund's performance?  As a result of investors' continued appetite for yield, spread sectors outperformed Treasuries in the first quarter. Corporate bonds, particularly high yield, were boosted by muted default levels, a strong U.S. economy and robust equity performance. Mortgages, supported by strong demand and relatively low volatility, also performed positively. During the period, new Fund deposits in a rising interest rate environment increased the portfolio size. Due to the build-up in deposits, the Fund's cash position increased and this added value during the period.

During the second quarter, investment-grade corporates were weak, while high-yield and asset-backed securities outperformed. Additionally, the intermediate component of the Treasury sector was fairly strong, while mortgages remained flat. Lower-quality credits did well during the quarter, buoyed by investors' appetite for risk in the first half of the period.

3

MML Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

The Fund continues to be indexed to its benchmark, the Lehman U.S. Treasury Inflation Note Index. Consequently, its return pattern is similar to the benchmark's. During the second quarter, breakeven inflation rates (the rates of inflation that need to prevail for TIPS (Treasury Inflation-Protected Securities) to break even to nominal Treasuries) were volatile, but ended the period slightly wider than at the end of the first quarter. Overall, returns for the period were similar to comparable maturity Treasuries.

What is your outlook?  Bond investors have faced numerous challenges since the Fed initiated its tightening stance in June 2004. Since that time, the federal funds rate has risen from 1.00% to end the second quarter at 5.25%. While it is difficult to predict precisely when the Fed will stop raising interest rates, other factors – such as oil prices, inflation, and geopolitical unrest – will affect both equity and bond investors alike throughout the remainder of 2006. Despite this uncertainty, we believe that we have positioned the Fund to meet a wide variety of the possible challenges that bond investors may face in the months ahead.

4

MML Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

MML Inflation-Protected Bond Fund

Quality Structure

(% of Net Assets) on 06/30/06

U.S. Governments, Aaa/AAA	75.0%
Aa/AA	15.2%
A	7.3%
Short-Term Investments and Other Assets and Liabilities	2.5%
100.0%

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected Bond Fund and the Lehman U.S. Treasury Inflation Note Index.

MML Series Investment Fund II

Total Returns	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 8/30/02 - 6/30/06
MML Inflation-Protected Bond Fund	-1.10%	-1.59%	4.38%
Lehman U.S. Treasury Inflation Note Index	-1.77%	-1.64%	5.47%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman U.S. Treasury Inflation Note Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

5

MML Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Enhanced Index Core Equity Fund?  The Fund's investment objective is to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. The Fund invests primarily in a diversified portfolio consisting of no less than 80% of the securities in the S&P 500 Index.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's shares returned 2.87%, outpacing the 2.70% return for the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?  U.S. equity markets surged upward in the first quarter, with small-cap stocks leading the way. Dominating equity and bond market concerns over the first quarter was the lingering question of the future direction of interest rates. A wave of firm economic indicators during the quarter, highlighted by employment numbers, however, caused speculation that the Federal Reserve (Fed) would continue raising short-term interest rates in the near term.

Despite gains during the first three months of 2006, the equity market vacillated for much of the first quarter. This was likely due to the many crosscurrents of the period's macroeconomic environment, such as corporate earnings that were growing at a double-digit pace; uncertainty over the future direction of interest rates; companies' restraint over spending the cash flooding their balance sheets; a housing market that had driven strong consumer demand for the previous five years, but that began to show evidence of a slowdown; and soaring commodity prices.

During the second quarter, the Fed increased the federal funds rate for the 17th consecutive time. The current tightening regime has taken this key interest rate from 1.00% in May of 2004 to 5.25% as of June 29, 2006. In a change of tactics, however, the Fed shifted its economic assessment in the second quarter from "balanced" (where it had been for the first 15 increases) to "data dependent" for the 16th and 17th increases. Market participants interpreted this as a sign that the Fed is nearly done raising rates.

What factors contributed to the Fund's performance?  During the first quarter, market winners included those with exposure to high-risk, low-quality stocks and exposure to late cycle growth. During the period, value strategies struggled. This was a bit surprising, because they generally do well during the first quarter of the year due to the "value effect" – which results when investors expect a higher long-term return on value securities due to their perceived riskier nature (versus their growth counterparts). Within value, relative value did much better than absolute value and normalized value trailed all value strategies. On the positive side, momentum strategies fared the best and earnings surprise, price momentum and incremental earnings growth also had positive factor attribution during the first quarter. In addition, the Fund's exposure to smaller-capitalization stocks once again added more value than its larger-capitalization names.

During the second quarter, the market gyrations caused by Fed activity caused two things to happen. First, growth strategies underperformed, as the market started to distrust higher growth rates; instead favoring steady, but low, growth rates (e.g., utilities). Secondly, momentum strategies underperformed, as the market began to discount a change in its current cycle.

The Fund has favored growth strategies, such as growth at a reasonable price, since valuation disparities remain compressed – meaning we can buy growth companies at similar valuations as slower growth value names. This strategy was not profitable in the second quarter, however. What did work for the Fund, however, during the second quarter were value strategies, as the traditional outperformance of value at the late portion of the business cycle held true to form.

What is your outlook?  We believe that we are at the point in the business cycle where the market is reacting substantially to all news and indications from the Fed. Adding an additional measure of uncertainty to the game is a new lead player, Fed Chairman Ben Bernanke. While we cannot predict the outcome as yet, the situation is risky enough, on both the upside and the downside, that we believe a neutral stance is warranted.

6

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

MML Enhanced Index Core Equity Fund

Industry Table

(% of Net Assets) on 06/30/06

Energy	10.1%
Banking, Savings & Loans	8.3%
Financial Services	8.2%
Pharmaceuticals	7.9%
Insurance	7.5%
Electrical Equipment & Electronics	5.9%
Computers & Information	4.2%
Retail	4.1%
Aerospace & Defense	3.7%
Prepackaged Software	3.1%
Telephone Utilities	3.0%
Electric Utilities	2.7%
Broadcasting, Publishing & Printing	2.4%
Transportation	1.9%
Beverages	1.9%
Cosmetics & Personal Care	1.9%
Industrial – Diversified	1.7%
Entertainment & Leisure	1.7%
Foods	1.6%
Computers & Office Equipment	1.6%
Medical Supplies	1.2%
Commercial Services	1.2%
Household Products	1.2%
Machinery & Components	1.1%
Chemicals	1.1%
Tobacco	1.0%
Apparel, Textiles & Shoes	1.0%
Communications	1.0%
Healthcare	0.9%
Metals & Mining	0.9%
Data Processing & Preparation	0.8%
Restaurants	0.6%
Automotive & Parts	0.6%
Containers	0.5%
Computer Integrated Systems Design	0.5%
Information Retrieval Services	0.4%
Communications Equipment	0.4%
Food Retailers	0.4%
Manufacturing	0.4%
Real Estate	0.2%
Advertising	0.2%
Building Materials & Construction	0.2%
Lodging	0.2%
Home Construction, Furnishings & Appliances	0.1%
Toys, Games	0.1%
Forest Products & Paper	0.1%
Travel	0.1%
Computer Programming Services	0.0%
Industrial – Distribution	0.0%
Short-Term Investments and Other Assets and Liabilities	0.2%
100.0%

MML Enhanced Index Core Equity Fund

Largest Stock Holdings (6/30/06)

Exxon Mobil Corp.

General Electric Co.

Citigroup, Inc.

Pfizer, Inc.

Chevron Corp.

Bank of America Corp.

International Business Machines Corp.

Cisco Systems, Inc.

Microsoft Corp.

Hewlett-Packard Co.

7

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Enhanced Index Core Equity Fund and the S&P 500 Index.

MML Series Investment Fund II

Total Returns	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 5/2/01* - 6/30/06
MML Enhanced Index Core Equity Fund	2.87%	8.89%	2.07%
S&P 500 Index	2.70%	8.62%	2.06%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

* Please note, while the Fund commenced operations on May 1, 2001, it did not commence investment operations until May 2, 2001.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

8

MML Small Cap Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Equity Fund?  This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's shares returned 3.70%, lagging the 8.21% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?  U.S. equity markets surged upward in the first quarter of 2006, with small-cap stocks leading the way. Investor optimism prevailed despite high oil prices, the prospects of further interest rate increases and a softening housing market. Value stocks outperformed their growth counterparts during this period, and all sectors were in the positive column. Even the energy sector, which outpaced all other sectors in 2005, was in line with other industries during the first quarter, albeit toward the high end of the range. Telecommunications stocks gained, as the proposed AT&T/BellSouth merger fueled speculation of further industry consolidation. However, consumer cyclicals lagged as troubles in the U.S. auto industry grew.

The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower. In fact, The Dow Jones Industrial AverageSM was the only domestic equity benchmark to post a return in positive territory, advancing 0.37%.

What factors contributed to the Fund's performance?  Although the portfolio realized positive gains from all economic sectors during the first quarter, stock selection led to underperformance. Our investments in the consumer discretionary, technology, financial services, and materials and processing sectors detracted from overall results. An underweight position – relative to the Fund's benchmark, the Russell 2000 Index – in technology names and a relative overweight position in autos and transportation holdings also hindered the Fund. An area of strength was stock selection in the health care and autos and transportation sectors. Highly favorable results were also turned in by the portfolio's energy services names and select holdings in the electrical component and equipment category. A relative overweight position in the strong-performing producer durables sector also added value in the quarter.

Turning to the second quarter, the Russell 2000 Index bounced back to a gain of 0.64% in June, following its tumble of -5.62% in May. Both small-caps and micro-caps had negative returns in June. So how did the Russell 2000 Index manage a gain of 0.64% when both small- and micro-caps had negative returns? The answer is that Real Estate Investment Trusts (REITs), which have a weight of 6.52% in the Russell 2000 Index (as of June 29, 2006) but are excluded from our universe of common stocks, had a return of 6.72% in June.

Relative to the Russell 2000 Index, the Fund was positioned slightly towards value stocks and stocks of larger capitalization. Sector overweights included consumer discretionary and materials. The Fund held underweight positions in the financials and health care sectors. The Fund's trading in June increased the weighting in consumer discretionary and materials and decreased the weighting in technology and health care.

What is your outlook?  The financial headlines today would have us believe that the fate of the world economy resides with the Federal Reserve (Fed). In this line of thinking, taking into account what they may do is critical to investment management. We disagree. Our models know nothing about the Fed, because we don't believe there is a sustainable advantage for us there. To qualify for our models, an indicator has to deliver a signal today that predicts returns in the future with some degree of reliability. Consequently, we pay attention to other things, like how the market is pricing different stocks in anticipation of an "expected" Fed move.

As always, we will remain fully invested and committed to our quantitative discipline of investing and will rely on our stock selection models and portfolio construction methods in our efforts to produce strong returns without taking undue risk.

9

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Equity Fund

Industry Table

(% of Net Assets) on 06/30/06

Commercial Services	8.6%
Electrical Equipment & Electronics	6.8%
Energy	6.3%
Metals & Mining	6.2%
Apparel, Textiles & Shoes	5.4%
Insurance	5.1%
Financial Services	4.6%
Banking, Savings & Loans	3.9%
Prepackaged Software	3.7%
Retail	3.7%
Transportation	3.1%
Chemicals	3.0%
Medical Supplies	2.8%
Automotive & Parts	2.4%
Heavy Machinery	2.3%
Restaurants	2.2%
Computers & Information	2.1%
Building Materials & Construction	1.9%
Machinery & Components	1.9%
Healthcare	1.8%
Home Construction, Furnishings & Appliances	1.5%
Electric Utilities	1.4%
Pharmaceuticals	1.3%
Computer Integrated Systems Design	1.3%
Broadcasting, Publishing & Printing	1.2%
Foods	1.1%
Aerospace & Defense	1.1%
Forest Products & Paper	1.0%
Telephone Utilities	1.0%
Air Transportation	1.0%
Communications	0.9%
Entertainment & Leisure	0.7%
Computer Related Services	0.6%
Lodging	0.5%
Industrial – Diversified	0.5%
Containers	0.5%
Information Retrieval Services	0.5%
Data Processing & Preparation	0.5%
Food Retailers	0.5%
Real Estate	0.4%
Computer Programming Services	0.4%
Manufacturing	0.3%
Internet Content	0.2%
Household Products	0.2%
Beverages	0.2%
Electronics	0.2%
Advertising	0.2%
Agribusiness	0.1%
Tobacco	0.1%
Internet Software	0.1%
Heavy Construction	0.1%
Toys, Games	0.1%
Miscellaneous	0.1%
Retail – Grocery	0.0%
Cosmetics & Personal Care	0.0%
Education	0.0%
Water Companies	0.0%
Short-Term Investments and Other Assets and Liabilities	2.4%
100.0%

MML Small Cap Equity Fund

Largest Stock Holdings (6/30/06)

G&K Services, Inc. Cl. A

Steel Dynamics, Inc.

Chaparral Steel Co.

Payless ShoeSource, Inc.

Reliance Steel & Aluminum Co.

Continental Airlines, Inc. Cl. B

Wabtec Corp.

MPS Group, Inc.

Cymer, Inc.

Transaction Systems Architects, Inc. Cl. A

10

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index.

MML Series Investment Fund II

Total Returns	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Since Inception Average Annual 6/1/98 - 6/30/06
MML Small Cap Equity Fund	3.70%	7.69%	6.77%	4.07%
Russell 2000 Index	8.21%	14.57%	8.50%	7.23%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

11

MML Small Company Opportunities Fund – Portfolio Manager Report

What is the investment objective of the MML Small Company Opportunities Fund?  The Fund's investment objective is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.

How did the Fund perform during the six months ended June 30, 2006?  The Fund's shares returned 6.96%, trailing the 8.21% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?  U.S. equity markets surged upward in the first quarter of 2006, with small-cap stocks leading the way. The first quarter pick-up in economic activity after the fourth quarter's hurricane-induced slowdown boosted economically sensitive stocks. Dominating equity and bond market concerns was the lingering question of interest rates and, more specifically, the ideal level for balancing inflation risks against sustainable economic growth. A wave of firm economic indicators during the quarter, highlighted by employment numbers, suggested to investors that the Federal Reserve (Fed) would continue raising short-term interest rates – a stance that the central bank has held since June 2004.

Despite continued pressure from rising interest rates and energy prices, equities delivered strong gains during the first quarter, particularly small- and mid-cap stocks. Small caps responded very positively to the rebounding economy, with materials and processing, producer durables and technology companies benefiting from resurging corporate capital spending. More defensive areas, such as the consumer staples and health care sectors, underperformed. During the quarter, growth stocks trailed value stocks for the first time in a year, as weak earnings reports for a few large technology names and lagging health care sector results held back growth.

In contrast to the first quarter, when small-cap stocks had a 9.7% lead over the broad market, the Russell 2000 Index fell 3.6% behind the S&P 500® Index in the second quarter. Within the small-cap index, value stocks (as measured by the Russell 2000® Value Index) lost 2.7% during this period, while growth stocks (as measured by the Russell 2000® Growth Index) gave up 7.3%. This marked the first quarterly advantage for value in a year.

What factors contributed to the Fund's performance?  During the first quarter of 2006, although the portfolio realized gains from all but one economic sector, stock selection hampered the Fund's performance. In particular, our stock choices in the technology, materials and processing and producer durables sectors – areas where results were quite strong for the Russell 2000 benchmark – detracted the most from the Fund's returns. Holdings in the autos and transportation, consumer discretionary and other energy sectors also trailed during the quarter. Conversely, the Fund benefited from its stock picks in the financial services and health care sectors.

During the second quarter, the portfolio benefited from strong stock selectivity in information technology and consumer discretionary. The portfolio's energy sector had the weakest performance relative to the benchmark return.

What is your outlook?  We continue to own higher-quality, faster-growing, and more profitable companies relative to the Russell 2000 Index. We believe owning the stocks of companies with above-average earnings growth, better balance sheets and defensible business models will result in equity outperformance. These stocks tend to have better downside protection and participate in rising markets. We remain vigilant about finding companies that meet our criteria.

12

MML Small Company Opportunities Fund – Portfolio Manager Report (Continued)

MML Small Company Opportunities Fund

Industry Table

(% of Net Assets) on 06/30/06

Electrical Equipment & Electronics	13.4%
Commercial Services	13.0%
Banking, Savings & Loans	12.4%
Medical Supplies	8.9%
Transportation	6.5%
Insurance	4.5%
Healthcare	4.0%
Apparel, Textiles & Shoes	3.9%
Prepackaged Software	3.7%
Entertainment & Leisure	2.8%
Computer Integrated Systems Design	2.7%
Energy	2.4%
Financial Services	2.2%
Retail	2.2%
Home Construction, Furnishings & Appliances	2.2%
Data Processing & Preparation	1.7%
Metals & Mining	1.7%
Air Transportation	1.7%
Broadcasting, Publishing & Printing	1.4%
Machinery & Components	1.2%
Computer Programming Services	0.4%
Short-Term Investments and Other Assets and Liabilities	7.1%
100.0%

MML Small Company Opportunities Fund

Largest Stock Holdings (6/30/06)

Forrester Research, Inc.

Columbia Banking Systems, Inc.

Bio-Reference Labs, Inc.

Donegal Group, Inc. Cl. A

RPC, Inc.

Pinnacle Entertainment, Inc.

Sportsman's Guide, Inc.

Movado Group, Inc.

Old Dominion Freight Line, Inc.

LaBarge, Inc.

13

MML Small Company Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Opportunities Fund and the Russell 2000 Index.

MML Series Investment Fund II

Total Returns	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Since Inception Average Annual 5/1/01 - 6/30/06
MML Small Company Opportunities Fund	6.96%	22.12%	15.02%
Russell 2000 Index	8.21%	14.57%	9.44%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

14

MML Inflation-Protected Bond Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Principal Amount	Market Value
BONDS & NOTES — 99.7%
CORPORATE DEBT — 29.2%
Banking, Savings & Loans — 17.5%
Barclays Bank PLC MTN 4.950% 05/15/2007	$3,000,000	$2,967,390
Barclays Bank PLC MTN 5.300% 03/17/2008	1,000,000	989,310
Barclays Financial LLC MTN 4.360% 04/19/2008	1,200,000	1,174,044
CIT Group, Inc. 5.750% 12/14/2016	2,000,000	1,889,280
CIT Group, Inc. MTN 5.400% 03/15/2017	3,125,000	2,844,812
Household Finance Corp. 5.860% 12/10/2013	1,500,000	1,449,465
HSBC Finance Corp. 5.670% 01/10/2014	1,500,000	1,428,885
HSBC Finance Corp. MTN 4.660% 03/10/2009	2,000,000	1,914,380
International Bank for Reconstruction & Development 4.710% 12/10/2013	3,143,000	2,925,882
JP Morgan Chase & Co. Series C 5.330% 06/28/2009	2,725,000	2,659,055
KFW MTN 5.213% 03/03/2008	4,000,000	3,955,720
Morgan Stanley Series C 5.710% 11/01/2013	4,012,000	3,876,154
SLM Corp. 5.490% 11/21/2013	3,211,000	3,095,821
SLM Corp. 5.660% 11/01/2013	1,682,000	1,635,139
SLM Corp. Series MTN 5.510% 02/01/2014	3,010,000	2,853,540
		35,658,877
Financial Services — 7.9%
Lehman Brothers Holdings, Inc. Series G 5.360% 05/12/2014	3,000,000	2,847,810
Merrill Lynch & Co., Inc. 4.520% 03/02/2009	2,400,000	2,330,208
Merrill Lynch & Co., Inc., Series C MTN 4.160% 03/12/2007	2,000,000	1,973,320
Merrill Lynch & Co., Inc., Series C MTN 8.000% 02/10/2011	1,000,000	961,630

	Principal Amount	Market Value
Morgan Stanley 5.110% 02/01/2011	$2,369,000	$2,282,295
Toyota Motor Credit Corp. MTN 4.610% 07/28/2008	2,000,000	1,943,440
Toyota Motor Credit Corp. MTN 5.610% 02/05/2016	4,000,000	3,914,440
		16,253,143
Insurance — 3.8%
Hartford Life Global Funding Trusts Series MTN 4.540% 03/15/2010	2,600,000	2,480,322
Pacific Life Global Funding(a) 5.730% 02/06/2016	4,000,000	3,742,520
Principal Life Income Funding Trusts 5.240% 04/01/2016	1,600,000	1,470,384
		7,693,226
TOTAL CORPORATE DEBT (Cost $61,603,430)		59,605,246
U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.7%
Federal Home Loan Mortgage Corporation (FHLMC) — 7.5%
Pass-Through Securities
Federal Home Loan Bank 4.500% 09/16/2013	5,750,000	5,416,325
Federal Home Loan Bank 6.045% 02/20/2007	1,750,000	1,756,772
FHLMC 4.500% 07/15/2013	8,600,000	8,095,017
		15,268,114
Federal National Mortgage Association (FNMA) — 4.8%
Other — 1.9%
FNMA (Benchmark Note) 4.375% 03/15/2013	4,000,000	3,754,938
Pass-Through Securities — 2.9%
FNMA 4.503% 02/17/2009	6,165,000	5,983,934
		9,738,872
Other Agencies — 3.4%
Tennessee Valley Authority 3.375% 01/15/2007	7,043,833	7,050,525
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $32,983,289)		32,057,511

	Principal Amount	Market Value
U.S. TREASURY OBLIGATIONS — 54.8%
U.S. Treasury Bonds — 15.1%
U.S. Treasury Inflation Index 2.000% 01/15/2026	$3,420,348	$3,129,618
U.S. Treasury Inflation Index 2.375% 01/15/2025	9,126,527	8,881,252
U.S. Treasury Inflation Index 3.375% 04/15/2032	1,611,544	1,917,737
U.S. Treasury Inflation Index 3.625% 04/15/2028	6,520,088	7,736,492
U.S. Treasury Inflation Index 3.875% 04/15/2029	7,358,347	9,105,954
		30,771,053
U.S. Treasury Notes — 39.7%
U.S. Treasury Inflation Index 0.875% 04/15/2010	9,181,855	8,661,789
U.S. Treasury Inflation Index 1.625% 01/15/2015	6,192,733	5,771,820
U.S. Treasury Inflation Index 1.875% 07/15/2013	7,134,684	6,853,756
U.S. Treasury Inflation Index 1.875% 07/15/2015	5,514,836	5,233,062
U.S. Treasury Inflation Index 2.000% 01/15/2014	7,489,743	7,228,772
U.S. Treasury Inflation Index 2.000% 07/15/2014	6,262,465	6,030,558
U.S. Treasury Inflation Index 2.000% 01/15/2016	5,582,170	5,332,717
U.S. Treasury Inflation Index 2.375% 04/15/2011	3,932,738	3,917,068
U.S. Treasury Inflation Index 3.000% 07/15/2012	7,954,627	8,190,780
U.S. Treasury Inflation Index 3.375% 01/15/2012	2,115,805	2,215,314
U.S. Treasury Inflation Index 3.500% 01/15/2011	3,859,996	4,036,711
U.S. Treasury Inflation Index 3.625% 01/15/2008	6,483,880	6,596,335
U.S. Treasury Inflation Index 3.875% 01/15/2009	5,951,162	6,165,497
U.S. Treasury Inflation Index 4.250% 01/15/2010	4,615,669	4,903,787
		81,137,966
TOTAL U.S. TREASURY OBLIGATIONS (Cost $119,713,348)		111,909,019
TOTAL BONDS & NOTES (Cost $214,300,067)		203,571,776

(Continued)

The accompanying notes are an integral part of the financial statements.

15

MML Inflation-Protected Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(b)	$2,553,896	$2,553,896
TOTAL SHORT-TERM INVESTMENTS (Cost $2,553,896)		2,553,896
TOTAL INVESTMENTS — 101.0% (Cost $216,853,963)(c)		$206,125,672
Other Assets/ (Liabilities) — (1.0%)		(1,967,683)
NET ASSETS — 100.0%		$204,157,989

Notes to Portfolio of Investments

MTN - Medium Term Note

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to a value of $3,742,520 or 1.8% of net assets.

(b)  Maturity value $2,554,694. Collateralized by a U.S. Government Agency obligation with a rate of 8.375%, maturity date of 04/25/2016, and an aggregate market value, including accrued interest, of $2,681,591.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

16

MML Enhanced Index Core Equity Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.8%
COMMON STOCK
Advertising — 0.2%
Monster Worldwide, Inc.(a)	300	$12,798
Omnicom Group, Inc.	1,000	89,090
		101,888
Aerospace & Defense — 3.7%
Boeing Co.	6,100	499,651
General Dynamics Corp.	4,000	261,840
Goodrich Corp.	100	4,029
Honeywell International, Inc.	1,900	76,570
Lockheed Martin Corp.	2,500	179,350
Northrop Grumman Corp.	1,300	83,278
Raytheon Co.	4,400	196,108
Rockwell Collins, Inc.	600	33,522
United Technologies Corp.	4,000	253,680
		1,588,028
Apparel, Textiles & Shoes — 1.0%
The Gap, Inc.	3,600	62,640
Jones Apparel Group, Inc.	4,100	130,339
Limited Brands	2,000	51,180
Liz Claiborne, Inc.	3,300	122,298
Nike, Inc. Cl. B	100	8,100
Nordstrom, Inc.(b)	1,200	43,800
VF Corp.	400	27,168
		445,525
Automotive & Parts — 0.6%
AutoNation, Inc.(a)	800	17,152
Ford Motor Co.(b)	4,900	33,957
General Motors Corp.(b)	4,300	128,097
Genuine Parts Co.	400	16,664
The Goodyear Tire & Rubber Co.(a) (b)	700	7,770
Harley-Davidson, Inc.	1,100	60,379
		264,019
Banking, Savings & Loans — 8.3%
AmSouth Bancorporation	1,900	50,255
Bank of America Corp.	14,851	714,333
Bank of New York Co., Inc. (The)	2,500	80,500
BB&T Corp.	1,700	70,703
Capital One Financial Corp.	2,600	222,170
Comerica, Inc.	500	25,995
Compass Bancshares, Inc.	400	22,240
First Horizon National Corp.	200	8,040

	Number of Shares	Market Value
Freddie Mac	2,200	$125,422
JP Morgan Chase & Co.	11,300	474,600
KeyCorp	1,300	46,384
M&T Bank Corp.	200	23,584
Marshall and Ilsley Corp.	700	32,018
Mellon Financial Corp.	1,400	48,202
National City Corp.(b)	1,700	61,523
North Fork Bancorporation, Inc.	950	28,662
Northern Trust Corp.	600	33,180
Regions Financial Corp.(b)	1,470	48,687
SLM Corp.	1,300	68,796
Sovereign Bancorp, Inc.	420	8,530
State Street Corp.	1,200	69,708
SunTrust Banks, Inc.	1,200	91,512
Synovus Financial Corp.	300	8,034
U.S. Bancorp	12,100	373,648
Wachovia Corp.	5,245	283,650
Washington Mutual, Inc.(b)	3,181	144,990
Wells Fargo & Co.	5,600	375,648
Zions Bancorp	300	23,382
		3,564,396
Beverages — 1.9%
Anheuser-Busch Cos., Inc.	3,600	164,124
Brown-Forman Corp. Cl. B	400	28,676
The Coca-Cola Co.(b)	9,300	400,086
Coca-Cola Enterprises, Inc.(b)	1,600	32,592
The Pepsi Bottling Group, Inc.	1,500	48,225
PepsiCo, Inc.	2,200	132,088
		805,791
Broadcasting, Publishing & Printing — 2.4%
CBS Corp. Cl. B	3,200	86,560
Clear Channel Communications, Inc.	2,200	68,090
Comcast Corp. Cl. A(a)	8,800	288,112
Gannett Co., Inc.	600	33,558
The McGraw-Hill Companies, Inc.	2,100	105,483
Meredith Corp.	200	9,908
Time Warner, Inc.	18,100	313,130
Tribune Co.	900	29,187
Univision Communications, Inc. Cl. A(a)	600	20,100
Viacom, Inc. Cl. B(a)	1,800	64,512
		1,018,640
Building Materials & Construction — 0.2%
Louisiana-Pacific Corp.	500	10,950

	Number of Shares	Market Value
Masco Corp.(b)	1,500	$44,460
Vulcan Materials Co.	400	31,200
		86,610
Chemicals — 1.1%
Du Pont (E.I.) de Nemours & Co.	4,000	166,400
Hercules, Inc.(a)	9,400	143,444
Monsanto Co.	800	67,352
PPG Industries, Inc.	700	46,200
Rohm & Haas Co.	1,100	55,132
		478,528
Commercial Services — 1.2%
Allied Waste Industries, Inc.(a) (b)	1,400	15,904
Cendant Corp.	200	3,258
Convergys Corp.(a)	500	9,750
Donnelley (R.R.) & Sons Co.	100	3,195
eBay, Inc.(a)	600	17,574
Equifax, Inc.	1,600	54,944
Moody's Corp.	600	32,676
Paychex, Inc.	1,500	58,470
PerkinElmer, Inc.	700	14,630
Public Storage, Inc.(b)	100	7,590
Quest Diagnostics, Inc.(b)	800	47,936
Robert Half International, Inc.	300	12,600
Ryder System, Inc.(b)	700	40,901
Waste Management, Inc.	5,200	186,576
		506,004
Communications — 1.0%
Avaya, Inc.(a)	1,600	18,272
Ciena Corp.(a) (b_	2,200	10,582
Citizens Communications Co.	1,400	18,270
L-3 Communications Holdings, Inc.	400	30,168
Lucent Technologies, Inc.(a)	19,200	46,464
Network Appliance, Inc.(a)	100	3,530
Qualcomm, Inc.	6,200	248,434
Tellabs, Inc.(a)	3,000	39,930
		415,650
Communications Equipment — 0.4%
Motorola, Inc.	9,500	191,425
Computer Integrated Systems Design — 0.5%
Autodesk, Inc.(a)	800	27,568

(Continued)

The accompanying notes are an integral part of the financial statements.

17

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Computer Sciences Corp.(a)	1,400	$67,816
Sun Microsystems, Inc.(a)	13,900	57,685
Teradyne, Inc.(a) (b)	2,800	39,004
Unisys Corp.(a)	700	4,396
		196,469
Computer Programming Services — 0.0%
VeriSign, Inc.(a) (b)	600	13,902
Computers & Information — 4.2%
Apple Computer, Inc.(a)	2,100	119,952
Cisco Systems, Inc.(a)	34,100	665,973
Dell, Inc.(a)	1,000	24,410
EMC Corp.(a)	9,000	98,730
International Business Machines Corp.	9,000	691,380
International Game Technology	1,500	56,910
Jabil Circuit, Inc.	100	2,560
Lexmark International, Inc.(a)	1,600	89,328
Solectron Corp.(a)	12,700	43,434
		1,792,677
Computers & Office Equipment — 1.6%
Electronic Data Systems Corp.	1,200	28,872
Hewlett-Packard Co.	17,700	560,736
Pitney Bowes, Inc.	800	33,040
Xerox Corp.(a) (b)	3,600	50,076
		672,724
Containers — 0.5%
Ball Corp.	400	14,816
Bemis Co., Inc.	400	12,248
Pactiv Corp.(a)	2,000	49,500
Sealed Air Corp.(b)	300	15,624
Temple-Inland, Inc.	2,600	111,462
		203,650
Cosmetics & Personal Care — 1.9%
Colgate-Palmolive Co.	2,400	143,760
The Estee Lauder Cos., Inc. Cl. A	600	23,202
Kimberly-Clark Corp.	2,100	129,570
The Procter & Gamble Co.	8,992	499,955
		796,487
Data Processing & Preparation — 0.8%
Affiliated Computer Services, Inc. Cl. A(a) (b)	100	5,161
Automatic Data Processing, Inc.	1,400	63,490
First Data Corp.	3,300	148,632

	Number of Shares	Market Value
Fiserv, Inc.(a)	1,350	$61,236
IMS Health, Inc.	1,500	40,275
NCR Corp.(a)	700	25,648
		344,442
Electric Utilities — 2.7%
Allegheny Energy, Inc.(a)	400	14,828
Ameren Corp.	100	5,050
American Electric Power Co., Inc.	2,900	99,325
CenterPoint Energy, Inc.	1,300	16,250
Consolidated Edison, Inc.(b)	1,000	44,440
Constellation Energy Group, Inc.	500	27,260
Dominion Resources, Inc.	1,000	74,790
DTE Energy Co.	700	28,518
Duke Energy Corp.	5,424	159,303
Edison International	1,400	54,600
Entergy Corp.	800	56,600
FirstEnergy Corp.	1,500	81,315
FPL Group, Inc.(b)	1,700	70,346
NiSource, Inc.(b)	100	2,184
PG&E Corp.	2,600	102,128
Pinnacle West Capital Corp.	400	15,964
PPL Corp.(b)	2,900	93,670
Progress Energy, Inc.	1,000	42,870
Public Service Enterprise Group, Inc.	100	6,612
Southern Co.(b)	3,200	102,560
Teco Energy, Inc.	800	11,952
TXU Corp.	1,200	71,748
		1,182,313
Electrical Equipment & Electronics — 5.9%
Advanced Micro Devices, Inc.(a) (b)	3,400	83,028
Altera Corp.(a)	1,400	24,570
Analog Devices, Inc.	1,400	44,996
Broadcom Corp. Cl. A(a)	1,100	33,055
Emerson Electric Co.	1,600	134,096
Freescale Semiconductor, Inc. Cl. B(a)	4,072	119,717
General Electric Co.(b)	33,700	1,110,759
Intel Corp.	12,500	236,875
Johnson Controls, Inc.	700	57,554
LSI Logic Corp.(a)	1,500	13,425
Micron Technology, Inc.(a)	7,400	111,444
Molex, Inc.	500	16,785
National Semiconductor Corp.(b)	1,300	31,005
Novellus Systems, Inc.(a)	600	14,820
Nvidia Corp.(a)	2,500	53,225
PMC-Sierra, Inc.(a)	800	7,520

	Number of Shares	Market Value
QLogic Corp.(a)	700	$12,068
Rockwell Automation, Inc.	700	50,407
Texas Instruments, Inc.	11,100	336,219
Xilinx, Inc.	1,300	29,445
		2,521,013
Energy — 10.1%
Anadarko Petroleum Corp.	1,100	52,459
BJ Services Co.	100	3,726
Chesapeake Energy Corp.(b)	1,500	45,375
Chevron Corp.(b)	12,421	770,847
ConocoPhillips	6,932	454,254
Devon Energy Corp.	1,900	114,779
Dynegy, Inc. Cl. A(a) (b)	1,200	6,564
El Paso Corp.	6,800	102,000
EOG Resources, Inc.	100	6,934
Exxon Mobil Corp.	25,500	1,564,425
Hess Corp.(b)	700	36,995
Kerr-McGee Corp.	998	69,211
KeySpan Corp.	100	4,040
Kinder Morgan, Inc.	500	49,945
Marathon Oil Corp.	1,600	133,280
Nabors Industries Ltd.(a) (b)	100	3,379
Nicor, Inc.(b)	200	8,300
Occidental Petroleum Corp.	1,800	184,590
Peoples Energy Corp.(b)	100	3,591
Schlumberger Ltd.(b)	4,000	260,440
Sempra Energy	1,100	50,028
Transocean, Inc.(a)	1,800	144,576
Valero Energy Corp.	2,600	172,952
Weatherford International Ltd.(a)	1,100	54,582
Xcel Energy, Inc.(b)	1,700	32,606
		4,329,878
Entertainment & Leisure — 1.7%
Harrah's Entertainment, Inc.	500	35,590
News Corp., Inc. Cl. A	10,300	197,554
The Walt Disney Co.	16,700	501,000
		734,144
Financial Services — 8.2%
American Express Co.	4,100	218,202
Ameriprise Financial, Inc.	760	33,949
Apartment Investment & Management Co. Cl. A	300	13,035
Archstone-Smith Trust REIT	800	40,696
The Bear Stearns Cos., Inc.	1,100	154,088
CIT Group, Inc.	1,700	88,893
Citigroup, Inc.	20,000	964,800
Countrywide Financial Corp.	5,298	201,748

(Continued)

The accompanying notes are an integral part of the financial statements.

18

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
E*TRADE Financial Corp.(a)	1,500	$34,230
Federated Investors, Inc. Cl. B	100	3,150
Franklin Resources, Inc.	400	34,724
The Goldman Sachs Group, Inc.	2,800	421,204
Huntington Bancshares, Inc.	800	18,864
Janus Capital Group, Inc.	800	14,320
Lehman Brothers Holdings, Inc.	4,800	312,720
Merrill Lynch & Co., Inc.	5,900	410,404
Morgan Stanley	6,700	423,507
PNC Financial Services Group, Inc.	1,000	70,170
The Charles Schwab Corp.	3,300	52,734
T. Rowe Price Group, Inc.(b)	100	3,781
		3,515,219
Food Retailers — 0.4%
Starbucks Corp.(a)	3,300	124,608
SuperValu, Inc.	1,282	39,358
		163,966
Foods — 1.6%
Archer-Daniels-Midland Co.	1,800	74,304
Campbell Soup Co.	1,400	51,954
ConAgra Foods, Inc.	2,700	59,697
Dean Foods Co.(a)	800	29,752
General Mills, Inc.	2,700	139,482
Heinz (H. J.) Co.	3,600	148,392
Kellogg Co.	100	4,843
The Kroger Co.	4,300	93,998
McCormick & Co., Inc.	700	23,485
Sara Lee Corp.	4,000	64,080
		689,987
Forest Products & Paper — 0.1%
International Paper Co.(b)	100	3,230
MeadWestvaco Corp.	700	19,551
Plum Creek Timber Co., Inc.	400	14,200
		36,981
Healthcare — 0.9%
Caremark Rx, Inc.	1,800	89,766
Coventry Health Care, Inc.(a)	450	24,723
Express Scripts, Inc.(a)	700	50,218
HCA, Inc.	1,900	81,985
Health Management Associates, Inc. Cl. A	200	3,942
Humana, Inc.(a)	600	32,220

	Number of Shares	Market Value
Laboratory Corp. of America Holdings(a)	1,000	$62,230
Manor Care, Inc.(b)	900	42,228
		387,312
Home Construction, Furnishings & Appliances — 0.1%
Leggett & Platt, Inc.	700	17,486
Whirlpool Corp.	301	24,871
		42,357
Household Products — 1.2%
The Black & Decker Corp.	300	25,338
The Clorox Co.	100	6,097
Corning, Inc.(a)	6,200	149,978
Fortune Brands, Inc.	300	21,303
Newell Rubbermaid, Inc.	2,200	56,826
The Sherwin-Williams Co.	1,200	56,976
Snap-on, Inc.	3,500	141,470
The Stanley Works	900	42,498
		500,486
Industrial - Distribution — 0.0%
Grainger (W.W.), Inc.	100	7,523
Industrial - Diversified — 1.7%
3M Co.	3,000	242,310
Cooper Industries Ltd. Cl. A	400	37,168
Danaher Corp.	800	51,456
Eaton Corp.	1,000	75,400
Illinois Tool Works, Inc.	1,600	76,000
ITT Industries, Inc.	700	34,650
Tyco International Ltd.	8,100	222,750
		739,734
Information Retrieval Services — 0.4%
Google, Inc. Cl. A(a)	400	167,732
Yahoo!, Inc.(a)	800	26,400
		194,132
Insurance — 7.5%
ACE Ltd.	2,000	101,180
Aetna, Inc.	1,600	63,888
AFLAC, Inc.	900	41,715
Allstate Corp.	5,100	279,123
Ambac Financial Group, Inc.	900	72,990
American International Group, Inc.	8,400	496,020
Aon Corp.	1,100	38,302
Chubb Corp.(b)	2,400	119,760
Cigna Corp.	1,000	98,510
Cincinnati Financial Corp.	1,420	66,754
Genworth Financial, Inc. Cl. A	2,300	80,132

	Number of Shares	Market Value
The Hartford Financial Services Group, Inc.	1,800	$152,280
Lincoln National Corp.	2,469	139,350
Loews Corp.	1,400	49,630
Marsh & McLennan Cos., Inc.	1,700	45,713
MBIA, Inc.(b)	800	46,840
Metlife, Inc.(b)	4,400	225,324
MGIC Investment Corp.	1,300	84,500
Principal Financial Group, Inc.	2,300	127,995
Progressive Corp.	6,400	164,544
Prudential Financial, Inc.	1,600	124,320
Safeco Corp.(b)	1,300	73,255
St. Paul Travelers Cos.	5,630	250,985
Torchmark Corp.	400	24,288
UnumProvident Corp.(b)	1,100	19,943
WellPoint, Inc.(a)	2,900	211,033
XL Capital Ltd. Cl. A(b)	600	36,780
		3,235,154
Lodging — 0.2%
Hilton Hotels Corp.(b)	1,400	39,592
Starwood Hotels & Resorts Worldwide, Inc.	500	30,170
		69,762
Machinery & Components — 1.1%
Baker Hughes, Inc.	1,900	155,515
Caterpillar, Inc.	200	14,896
Cummins, Inc.	400	48,900
Dover Corp.	1,400	69,202
Ingersoll-Rand Co. Cl. A	2,400	102,672
Parker Hannifin Corp.	1,200	93,120
		484,305
Manufacturing — 0.4%
American Standard Cos., Inc.	700	30,289
Applied Materials, Inc.	6,300	102,564
Avery Dennison Corp.	400	23,224
Millipore Corp.(a) (b)	100	6,299
		162,376
Medical Supplies — 1.2%
Agilent Technologies, Inc.(a)	4,200	132,552
Applera Corp. - Applied Biosystems Group	3,400	109,990
Bausch & Lomb, Inc.(b)	200	9,808
Baxter International, Inc.	3,000	110,280
Becton, Dickinson & Co.	1,200	73,356
Fisher Scientific International, Inc.(a)	500	36,525

(Continued)

The accompanying notes are an integral part of the financial statements.

19

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
St. Jude Medical, Inc.(a) (b)	100	$3,242
Tektronix, Inc.	400	11,768
Thermo Electron Corp.(a) (b)	600	21,744
Waters Corp.(a)	400	17,760
		527,025
Metals & Mining — 0.9%
Allegheny Technologies, Inc.(b)	200	13,848
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	900	49,869
Nucor Corp.	3,900	211,575
Phelps Dodge Corp.	800	65,728
United States Steel Corp.	400	28,048
		369,068
Pharmaceuticals — 7.9%
Abbott Laboratories	7,300	318,353
AmerisourceBergen Corp.	2,200	92,224
Amgen, Inc.(a)	5,800	378,334
Barr Pharmaceuticals, Inc.(a)	300	14,307
Biogen Idec, Inc.(a)	1,600	74,128
Cardinal Health, Inc.	1,400	90,062
Hospira, Inc.(a)	700	30,058
Johnson & Johnson	8,400	503,328
King Pharmaceuticals, Inc.(a)	1,000	17,000
McKesson Corp.	2,900	137,112
Merck & Co., Inc.	15,300	557,379
Mylan Laboratories, Inc.	2,000	40,000
Pfizer, Inc.	36,200	849,614
Schering-Plough Corp.	100	1,903
Watson Pharmaceutical, Inc.(a)	400	9,312
Wyeth	6,600	293,106
		3,406,220
Prepackaged Software — 3.1%
BMC Software, Inc.(a)	4,400	105,160
CA, Inc.	1,706	35,058
Citrix Systems, Inc.(a)	1,400	56,196
Compuware Corp.(a)	1,400	9,380
Electronic Arts, Inc.(a)	100	4,304
Intuit, Inc.(a) (b)	1,900	114,741
Microsoft Corp.	25,200	587,160
Novell, Inc.(a) (b)	700	4,641
Oracle Corp.(a)	29,231	423,557
		1,340,197

	Number of Shares	Market Value
Real Estate — 0.2%
Equity Office Properties Trust	1,400	$51,114
Equity Residential REIT	100	4,473
ProLogis	800	41,696
Simon Property Group, Inc. REIT	100	8,294
		105,577
Restaurants — 0.6%
Darden Restaurants, Inc.(b)	600	23,640
McDonald's Corp.	5,500	184,800
Yum! Brands, Inc.	1,200	60,324
		268,764
Retail — 4.1%
Bed Bath & Beyond, Inc.(a)	100	3,317
Best Buy Co., Inc.	2,350	128,874
Big Lots, Inc.(a)	4,700	80,276
Circuit City Stores, Inc.	800	21,776
Dollar General Corp.	100	1,398
Family Dollar Stores, Inc.	2,300	56,189
Federated Department Stores, Inc.	3,286	120,268
The Home Depot, Inc.	1,200	42,948
J.C. Penney Co., Inc.	1,300	87,763
Kohl's Corp.(a)	1,900	112,328
Lowe's Companies, Inc.	4,500	273,015
Office Depot, Inc.(a)	4,300	163,400
OfficeMax, Inc.	4,500	183,375
Sears Holdings Corp.(a) (b)	600	92,904
Staples, Inc.	2,600	63,232
The TJX Cos., Inc.	2,700	61,722
Wal-Mart Stores, Inc.	6,000	289,020
		1,781,805
Telephone Utilities — 3.0%
AT&T, Inc.	16,448	458,735
BellSouth Corp.	7,600	275,120
CenturyTel, Inc.(b)	1,200	44,580
Embarq Corp.(a)	574	23,528
Qwest Communications International, Inc.(a) (b)	11,500	93,035
Verizon Communications, Inc.	12,000	401,880
		1,296,878
Tobacco — 1.0%
Altria Group, Inc.	5,200	381,836
Reynolds American, Inc.(b)	400	46,120
UST, Inc.(b)	500	22,595
		450,551

	Number of Shares	Market Value
Toys, Games — 0.1%
Hasbro, Inc.	800	$14,488
Mattel, Inc.	1,600	26,416
		40,904
Transportation — 1.9%
Burlington Northern Santa Fe Corp.	1,500	118,875
CSX Corp.	1,700	119,748
FedEx Corp.	800	93,488
Norfolk Southern Corp.	3,100	164,982
Union Pacific Corp.	1,100	102,256
United Parcel Service, Inc. Cl. B	2,700	222,291
		821,640
Travel — 0.1%
Sabre Holdings Corp. Cl. A	1,100	24,200
TOTAL EQUITIES (Cost $42,918,676)		42,916,326
	Principal Amount
SHORT-TERM INVESTMENTS — 10.1%
Cash Equivalents — 10.0%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$47,217	47,217
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	47,212	47,212
American Beacon Money Market Fund(c)	48,152	48,152
Bank of America 5.270% 07/14/2006	94,424	94,424
Bank of America 5.310% 03/08/2007	94,424	94,424
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	94,424	94,424
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	94,424	94,424
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	141,636	141,636
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	169,964	169,964
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	94,424	94,424

(Continued)

The accompanying notes are an integral part of the financial statements.

20

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	$94,424	$94,424
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	236,060	236,060
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	122,751	122,751
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	75,160	75,160
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	113,309	113,309
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	94,424	94,424
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	94,424	94,424
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	94,424	94,424
Freddie Mac Discount Note 5.191% 07/25/2006	56,351	56,351
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	66,097	66,097
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	94,424	94,424
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	330,485	330,485
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	112,101	112,101
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	94,424	94,424
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	94,424	94,424
Societe Generale Eurodollar Time Deposit
5.270% 07/17/2006	122,751	122,751
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	141,636	141,636

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	$316,558	$316,558
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	160,521	160,521
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	264,388	264,388
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	141,636	141,636
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	141,636	141,636
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	94,424	94,424
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	94,424	94,424
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	47,212	47,212
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	94,424	94,424
		4,319,193
Repurchase Agreement — 0.1%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	43,374	43,374
TOTAL SHORT-TERM INVESTMENTS (Cost $4,362,567)		4,362,567
TOTAL INVESTMENTS — 109.9% (Cost $47,281,243)(f)		47,278,893
Other Assets/ (Liabilities) — (9.9%)		(4,264,180)
NET ASSETS — 100.0%		$43,014,713

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $43,387. Collateralized by a U.S. Government Agency obligation with a rate of 4.501%, maturity date of 01/01/2034 and an aggregate market value, including accrued interest, of $45,543.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

21

MML Small Cap Equity Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 97.6%
COMMON STOCK
Advertising — 0.2%
24/7 Real Media, Inc.(a)	2,911	$25,559
Catalina Marketing Corp.	3,797	108,063
		133,622
Aerospace & Defense — 1.1%
Alliant Techsystems, Inc.(a)	1,434	109,486
Armor Holdings, Inc.(a)	2,644	144,971
BE Aerospace, Inc.(a)	2,026	46,314
HEICO Corp.	9,523	269,977
Kaman Corp.	712	12,958
LMI Aerospace, Inc.(a)	904	16,453
Orbital Sciences Corp.(a)	11,129	179,622
Sequa Corp. Cl. A(a)	700	57,050
Triumph Group, Inc.(a)	2,982	143,136
		979,967
Agribusiness — 0.1%
Delta & Pine Land Co.	4,324	127,126
Air Transportation — 1.0%
Air Methods Corp.(a)	2,077	54,376
AMR Corp.(a)	6,460	164,213
Chc Helicopter Corp. Cl. A	1,200	28,844
Continental Airlines, Inc. Cl. B(a)	10,180	303,364
ExpressJet Holdings, Inc.(a)	3,588	24,793
Forward Air Corp.	2,276	92,701
Mesa Air Group, Inc.(a)	7,443	73,314
Republic Airways Holdings, Inc.(a)	1,974	33,597
US Airways Group, Inc.(a)	1,881	95,066
		870,268
Apparel, Textiles & Shoes — 5.4%
Albany International Corp. Cl. A	5,809	246,244
American Eagle Outfitters, Inc.	3,605	122,714
AnnTaylor Stores Corp.(a)	2,986	129,533
Brown Shoe Co., Inc.	6,298	214,636
The Buckle, Inc.	3,017	126,322
Cache, Inc.(a)	1,812	31,420
Casual Male Retail Group, Inc.(a)	5,492	55,195
Cato Corp. Cl. A	5,944	153,652
Charlotte Russe Holding, Inc.(a)	3,066	73,400
Charming Shoppes, Inc.(a)	20,308	228,262
Childrens Place(a)	1,991	119,560
Christopher & Banks Corp.	7,300	211,700

	Number of Shares	Market Value
Claire's Stores, Inc.	990	$25,255
Columbia Sportswear Co.(a)	2,199	99,527
Deckers Outdoor Corp.(a)	1,594	61,465
Dress Barn, Inc.(a)	10,354	262,474
The Finish Line, Inc. Cl. A	4,174	49,378
Guess ?, Inc.(a)	4,615	192,676
The Gymboree Corp.(a)	7,693	267,409
Interface, Inc. Cl. A(a)	5,779	66,170
Jones Apparel Group, Inc.	2,522	80,174
Kellwood Co.	5,521	161,600
Liz Claiborne, Inc.	3,375	125,077
Payless ShoeSource, Inc.(a)	11,848	321,910
Phillips-Van Heusen Corp.	5,422	206,904
Ross Stores, Inc.	2,704	75,847
Shoe Carnival, Inc.(a)	2,768	66,044
Skechers U.S.A., Inc. Cl. A(a)	7,875	189,866
Steven Madden Ltd.	4,885	144,694
Syms Corp.(a)	1,200	22,080
Talbots, Inc.	5,020	92,619
Too, Inc.(a)	7,102	272,646
Wet Seal, Inc. Cl. A(a)	10,756	52,489
Wolverine World Wide, Inc.	10,102	235,680
		4,784,622
Automotive & Parts — 2.4%
A.O. Smith Corp.	4,333	200,878
Aftermarket Technology Corp.(a)	3,239	80,489
ArvinMeritor, Inc.	12,918	222,060
Asbury Automotive Group, Inc.(a)	2,047	42,864
Autoliv, Inc.	2,200	124,454
AutoNation, Inc.(a)	1,834	39,321
BorgWarner, Inc.	1,300	84,630
Clarcor, Inc.	688	20,496
Group 1 Automotive, Inc.	4,157	234,205
IMPCO Technologies, Inc.(a)	2,279	24,317
Lear Corp.	5,903	131,106
Lithia Motors, Inc. Cl. A	1,491	45,207
Miller Industries, Inc.(a)	1,377	28,504
Modine Manufacturing Co.	4,111	96,033
Myers Industries, Inc.	3,697	63,551
Rush Enterprises, Inc. Cl. A(a)	2,672	48,550
Sonic Automotive, Inc.	5,700	126,426
Tenneco, Inc.(a)	10,429	271,154
TRW Automotive Holdings Corp.(a)	2,028	55,324

	Number of Shares	Market Value
United Auto Group, Inc.	9,143	$195,203
		2,134,772
Banking, Savings & Loans — 3.9%
Advance America Cash Advance Centers, Inc.	1,100	19,294
Advanta Corp. Cl. B	4,461	160,373
Asta Funding, Inc.	2,390	89,505
Astoria Financial Corp.	3,697	112,574
BancorpSouth, Inc.	3,388	92,323
Bank Mutual Corp.	4,595	56,151
Bankunited Financial Corp. Cl. A	6,488	198,014
Capital Corp. of the West	100	3,200
Central Pacific Financial Corp.	300	11,610
Citizens First Bancorp, Inc.	800	21,368
City Holding Co.	1,543	55,764
Columbia Banking Systems, Inc.	2,010	75,134
Commerce Bancshares, Inc.	100	5,005
Community Trust Bancorp, Inc.	900	31,437
Corus Bankshares, Inc.	5,170	135,351
Dollar Financial Corp.(a)	1,769	31,842
Downey Financial Corp.	1,100	74,635
Federal Agricultural Mortgage Corp. Cl. C	1,723	47,727
Financial Federal Corp.	700	19,467
First Citizens BancShares, Inc. Cl. A	300	60,150
First Financial Holdings, Inc.	600	19,200
First Niagara Financial Group, Inc.	1,508	21,142
First Republic Bank	934	42,777
First South Bancorp, Inc.	400	13,692
FirstFed Financial Corp.(a)	2,725	157,151
FirstMerit Corp.	600	12,564
Greater Bay Bancorp	5,683	163,386
Greene County Bancshares, Inc.	400	12,384
Hancock Holding Co.	1,685	94,360
Horizon Financial Corp.	700	19,201
Independent Bank Corp.	1,921	50,522
Intervest Bancshares Corp.(a)	400	16,200
ITLA Capital Corp.	500	26,290
KNBT Bancorp, Inc.	1,300	21,476
MAF Bancorp, Inc.	3,669	157,180
Nara Bancorp, Inc.	800	15,000

(Continued)

The accompanying notes are an integral part of the financial statements.

22

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
National Penn Bancshares, Inc.	1,366	$27,129
Net 1 UEPS Technologies, Inc.(a)	1,600	43,760
Pacific Capital Bancorp	7,429	231,190
PFF Bancorp, Inc.	2,825	93,677
Preferred Bank/ Los Angeles, CA	300	16,083
Provident Bankshares Corp.	2,407	87,591
Provident Financial Services, Inc.	5,711	102,512
Southwest Bancorp Inc.	600	15,300
Sterling Financial Corp.	4,374	133,451
SVB Financial Group(a)	1,943	88,329
TCF Financial Corp.	4,660	123,257
TierOne Corp.	2,178	73,551
Virginia Commerce Bancorp(a)	700	16,730
Washington Federal, Inc.	300	6,957
Webster Financial Corp.	2,391	113,429
WesBanco, Inc.	1,000	30,990
Wilmington Trust Corp.	700	29,526
World Acceptance Corp.(a)	1,200	42,624
WSFS Financial Corp.	900	55,305
		3,474,840
Beverages — 0.2%
Boston Beer Co., Inc. Cl. A(a)	1,200	35,148
Hansen Natural Corp.(a)	400	76,148
Jones Soda Co.(a)	1,770	15,930
MGP Ingredients, Inc.	800	18,576
National Beverage Corp.	2,495	35,803
PepsiAmericas, Inc.	200	4,422
		186,027
Broadcasting, Publishing & Printing — 1.2%
American Greetings Corp. Cl. A	8,812	185,140
Banta Corp.	4,349	201,489
Cox Radio, Inc. Cl. A(a)	6,844	98,690
Cumulus Media, Inc. Cl. A(a)	3,502	37,366
Entravision Communications Corp. Cl. A(a)	4,316	36,988
John Wiley & Sons, Inc. Cl. A	659	21,879
Knology, Inc.(a)	1,201	11,169
Lin TV Corp. Cl. A(a)	31,465	237,561
LodgeNet Entertainment Corp.(a)	1,600	29,840
Meredith Corp.	300	14,862
Reader's Digest Association	10,472	146,189

	Number of Shares	Market Value
Sinclair Broadcast Group, Inc. Cl. A	8,316	$71,185
		1,092,358
Building Materials & Construction — 1.9%
Amcol International Corp.	835	22,002
Andersons Inc. (The)	2,208	91,875
Chemed Corp.	4,400	239,932
Comfort Systems USA, Inc.	5,324	76,080
Digi International, Inc.(a)	2,104	26,363
Eagle Materials, Inc.	2,977	141,407
Emcor Group, Inc.(a)	5,497	267,539
Granite Construction, Inc.	5,262	238,211
Interline Brands, Inc.(a)	2,566	59,993
Lennox International, Inc.	3,807	100,809
Louisiana-Pacific Corp.	5,466	119,705
Texas Industries, Inc.	1,070	56,817
US Concrete, Inc.(a)	2,971	32,830
USG Corp.(a)	2,700	196,911
Willbros Group, Inc.(a)	1,400	26,516
		1,696,990
Chemicals — 3.0%
AEP Industries, Inc.(a)	800	26,736
Airgas, Inc.	1,566	58,333
Arch Chemicals, Inc.	2,874	103,608
Compass Minerals International, Inc.	1,401	34,955
Cytec Industries, Inc.	1,519	81,510
FMC Corp.	1,718	110,622
Georgia Gulf Corp.	4,659	116,568
W.R. Grace & Co.(a)	15,513	181,502
H.B. Fuller Co.	5,493	239,330
Hercules, Inc.(a)	11,600	177,016
MacDermid, Inc.	446	12,845
NewMarket Corp.	3,535	173,427
OM Group, Inc.(a)	5,046	155,669
Pioneer Cos., Inc.(a)	2,227	60,753
PolyOne Corp.(a)	23,548	206,751
PW Eagle, Inc.	2,091	63,232
Schulman (A.), Inc.	4,340	99,343
Spartech Corp.	3,992	90,219
TETRA Technologies, Inc.(a)	7,018	124,499
Tronox Inc. Cl. A	3,615	46,923
UAP Holding Corp.	10,906	237,860
Usec, Inc.	9,872	116,983
The Valspar Corp.	4,020	106,168
Westlake Chemical Corp.	973	28,995
		2,653,847
Commercial Services — 8.6%
Administaff, Inc.	5,749	205,872

	Number of Shares	Market Value
Allied Waste Industries, Inc.(a)	6,456	$73,340
Ambassadors Group, Inc.	2,288	66,077
Amerco(a)	1,000	100,660
American Ecology Corp.	2,644	70,066
American Railcar Industries, Inc.	2,703	89,496
Bowne & Co., Inc.	700	10,010
CBIZ, Inc.(a)	9,306	68,957
CDI Corp.	200	5,800
Central Parking Corp.	2,877	46,032
Cenveo, Inc.(a)	6,320	113,444
Clean Harbors, Inc.(a)	1,273	51,315
Computer Programs & Systems, Inc.	1,600	63,936
Consolidated Graphics, Inc.(a)	1,759	91,574
Convergys Corp.(a)	6,713	130,903
Corinthian Colleges, Inc.(a)	6,073	87,208
The Corporate Executive Board Co.	546	54,709
Corrections Corp. of America(a)	1,268	67,128
DeVry, Inc.(a)	7,300	160,381
Diversa Corp.(a)	3,374	32,593
Dollar Thrifty Automotive Group, Inc.(a)	2,489	112,179
Dun & Bradstreet Corp.(a)	600	41,808
Ennis, Inc.	2,911	57,288
Exponent, Inc.(a)	2,337	39,495
Forrester Research, Inc.(a)	2,856	79,911
FTD Group, Inc.(a)	991	13,378
G&K Services, Inc. Cl. A	23,897	819,667
GenTek, Inc.(a)	900	24,165
Global Payments, Inc.	2,300	111,665
Healthcare Services Group, Inc.	2,304	48,269
Heidrick & Struggles International, Inc.(a)	2,257	76,377
ICT Group, Inc.(a)	1,000	24,530
Ikon Office Solutions, Inc.	17,309	218,093
Infrasource Services, Inc.(a)	3,890	70,837
INVESTools, Inc.(a)	2,771	22,002
ITT Educational Services, Inc.(a)	1,188	78,182
Jackson Hewitt Tax Service, Inc.	7,276	228,103
John H. Harland Co.	4,700	204,450
Kendle International, Inc.(a)	1,972	72,432
Kforce, Inc.(a)	3,662	56,724

(Continued)

The accompanying notes are an integral part of the financial statements.

23

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Korn/Ferry International(a)	7,189	$140,833
Labor Ready, Inc.(a)	4,020	91,053
Luminex Corp.(a)	4,136	71,925
Magellan Health Services, Inc.(a)	4,563	206,750
Manpower, Inc.	2,262	146,125
Metal Management Inc.	5,097	156,070
Mobile Mini, Inc.(a)	1,300	38,038
MoneyGram International, Inc.	3,541	120,217
Monro Muffler, Inc.	700	22,792
Move, Inc.(a)	2,230	12,220
MPS Group, Inc.(a)	19,946	300,387
Omnicell, Inc.(a)	1,600	22,112
On Assignment, Inc.(a)	3,937	36,181
Per-Se Technologies, Inc.(a)	3,530	88,885
Phase Forward, Inc.(a)	2,985	34,387
PHH Corp.(a)	2,644	72,816
Quanta Services, Inc.(a)	11,636	201,652
Regis Corp.	3,576	127,341
Rent-A-Center, Inc.(a)	8,413	209,147
Republic Services, Inc.	600	24,204
Robert Half International, Inc.	500	21,000
Ryder System, Inc.	2,253	131,643
Sitel Corp.(a)	4,654	18,244
Sotheby's(a)	5,973	156,791
Spherion Corp.(a)	7,529	68,664
Startek, Inc.	2,964	44,312
Steiner Leisure Ltd.(a)	2,461	97,283
Stewart Enterprises, Inc. Cl. A	11,513	66,200
Strayer Education, Inc.	849	82,455
Synagro Technologies, Inc.	982	3,859
Team, Inc.(a)	1,100	27,555
TeleTech Holdings, Inc.(a)	6,503	82,328
United Rentals, Inc.(a)	4,484	143,398
Universal Compression Holdings, Inc.(a)	3,622	228,077
Vertrue, Inc.(a)	800	34,424
Viad Corp.	2,305	72,146
Volt Information Sciences, Inc.(a)	1,519	70,785
Waste Connections, Inc.(a)	4,784	174,138
Watson Wyatt Worldwide Inc.	1,100	38,654
		7,674,147
Communications — 0.9%
Anadigics, Inc.(a)	4,746	31,893
Anixter International, Inc.	700	33,222
CalAmp Corp.(a)	3,414	30,350

	Number of Shares	Market Value
Carrier Access Corp.(a)	1,731	$14,315
Citizens Communications Co.	10,088	131,648
CT Communications, Inc.	1,538	35,174
Ditech Networks, Inc.(a)	4,800	41,856
Polycom, Inc.(a)	12,641	277,091
Radyne Corp.(a)	500	5,690
Sycamore Networks, Inc.(a)	17,537	71,200
Tellabs, Inc.(a)	4,264	56,754
Viasat, Inc.(a)	2,589	66,486
		795,679
Computer Integrated Systems Design — 1.3%
@Road, Inc.(a)	4,126	22,776
Ansoft Corp.(a)	4,057	83,087
Cadence Design Systems, Inc.(a)	5,570	95,525
Digital Insight Corp.(a)	8,110	278,092
Hypercom Corp.(a)	7,232	67,619
Integral Systems, Inc.	700	18,781
JDA Software Group, Inc.(a)	3,401	47,716
Mentor Graphics Corp.(a)	5,300	68,794
RadiSys Corp.(a)	3,102	68,120
Reynolds & Reynolds, Inc. Cl. A	4,080	125,134
SYKES Enterprises, Inc.(a)	5,763	93,130
Synopsys, Inc.(a)	6,476	121,555
Websense, Inc.(a)	3,494	71,767
		1,162,096
Computer Programming Services — 0.4%
Ceridian Corp.(a)	4,860	118,778
Ciber, Inc.(a)	1,206	7,948
RealNetworks, Inc.(a)	18,566	198,656
Stellent, Inc.	1,500	14,325
		339,707
Computer Related Services — 0.6%
CACI International, Inc. Cl. A(a)	1,100	64,163
Checkfree Corp.(a)	1,794	88,911
Checkpoint Systems, Inc.(a)	3,644	80,933
EarthLink, Inc.(a)	28,944	250,655
eCollege.com, Inc.(a)	1,741	36,805
Sohu.com, Inc.(a)	1,417	36,544
		558,011
Computers & Information — 2.1%
Black Box Corp.	2,934	112,460
Cirrus Logic, Inc.(a)	8,122	66,113
Emulex Corp.(a)	7,796	126,841
Global Imaging Systems, Inc.(a)	2,703	111,580
Komag, Inc.(a)	5,494	253,713
Micros Systems, Inc.(a)	4,058	177,253
Palm Inc.(a)	12,836	206,660

	Number of Shares	Market Value
Redback Networks, Inc.(a)	7,020	$128,747
ScanSource, Inc.(a)	2,306	67,612
Schawk, Inc.	5,332	93,310
Solectron Corp.(a)	38,210	130,678
Tech Data Corp.(a)	4,246	162,664
VA Software Corp.(a)	7,159	27,777
Western Digital Corp.(a)	8,760	173,536
		1,838,944
Containers — 0.5%
Bemis Co., Inc.	588	18,005
Pactiv Corp.(a)	4,299	106,400
Silgan Holdings, Inc.	5,055	187,086
Temple-Inland, Inc.	3,710	159,048
		470,539
Cosmetics & Personal Care — 0.0%
Stepan Co.	900	28,422
Data Processing & Preparation — 0.5%
CSG Systems International, Inc.(a)	10,196	252,249
FactSet Research Systems, Inc.	900	42,570
S1 Corp.(a)	3,471	16,661
The BISYS Group, Inc.(a)	8,868	121,492
		432,972
Education — 0.0%
Career Education Corp.(a)	900	26,901
Electric Utilities — 1.4%
Allete, Inc.	974	46,119
Alliant Energy Corp.	3,152	108,114
Avista Corp.	9,499	216,862
Can Hydro Developers Inc.(a)	7,100	33,109
CenterPoint Energy, Inc.	11,754	146,925
CH Energy Group, Inc.	1,846	88,608
Cleco Corp.	6,366	148,009
El Paso Electric Co.(a)	1,200	24,192
Idacorp, Inc.	4,056	139,080
OGE Energy Corp.	2,658	93,110
Pepco Holdings, Inc.	3,028	71,400
UIL Holdings Corp.	1,755	98,789
		1,214,317
Electrical Equipment & Electronics — 6.8%
Acuity Brands, Inc.	7,098	276,183
Advanced Energy Industries, Inc.(a)	5,196	68,795
Agere Systems, Inc.(a)	7,760	114,072
Amkor Technology, Inc.(a)	11,625	109,972
Anaren, Inc.(a)	2,929	60,015
Arrow Electronics, Inc.(a)	3,634	117,015
Atmel Corp.(a)	28,305	157,093

(Continued)

The accompanying notes are an integral part of the financial statements.

24

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
AVX Corp.	4,082	$64,455
Baldor Electric Co.	3,447	107,857
Barnes Group, Inc.	7,900	157,605
Bel Fuse, Inc. Cl. A	800	21,720
Belden CDT, Inc.	8,153	269,457
Conexant Systems, Inc.(a)	5,117	12,792
CTS Corp.	1,772	26,385
Cymer, Inc.(a)	6,423	298,413
Daktronics, Inc.	1,800	51,966
DRS Technologies, Inc.	1,367	66,641
EMS Technologies, Inc.(a)	2,386	42,876
Energizer Holdings, Inc.(a)	1,304	76,375
Entegris, Inc.(a)	11,762	112,092
Exar Corp.(a)	1,700	22,559
FormFactor, Inc.(a)	2,100	93,723
Franklin Electric Co., Inc.	1,191	61,503
Genlyte Group, Inc.(a)	2,203	159,563
Hubbell, Inc. Cl. B	2,234	106,450
Intersil Corp. Cl. A	4,568	106,206
Intevac, Inc.(a)	2,875	62,330
Itron, Inc.(a)	1,177	69,749
Kemet Corp.(a)	5,966	55,007
Lamson & Sessions Co. (The)(a)	1,815	51,473
Lattice Semiconductor Corp.(a)	4,500	27,810
Lincoln Electric Holdings, Inc.	1,403	87,898
Littelfuse, Inc.(a)	2,735	94,029
LSI Industries, Inc.	2,905	49,356
LSI Logic Corp.(a)	10,610	94,960
Micrel, Inc.(a)	14,463	144,775
Microtune, Inc.(a)	3,299	20,652
MKS Instruments, Inc.(a)	4,440	89,333
Monolithic Power Systems, Inc.(a)	2,400	28,392
Newport Corp.(a)	4,455	71,815
Nvidia Corp.(a)	3,982	84,777
OmniVision Technologies, Inc.(a)	11,446	241,740
ON Semiconductor Corp.(a)	23,740	139,591
Oplink Communications, Inc.(a)	2,579	47,221
Park Electrochemical Corp.	4,000	103,000
Plexus Corp.(a)	8,185	280,009
Rogers Corp.(a)	2,903	163,555
Silicon Image, Inc.(a)	3,186	34,345
Sirenza Microdevices, Inc.(a)	2,707	32,863
Staktek Holdings, Inc.(a)	790	3,839
Supertex, Inc.(a)	1,700	67,898
Teledyne Technologies, Inc.(a)	3,802	124,554
Teleflex, Inc.	977	52,778

	Number of Shares	Market Value
Thomas & Betts Corp.(a)	1,445	$74,129
Transmeta Corp.(a)	8,209	13,299
Trident Microsystems, Inc.(a)	3,372	64,001
Triquint Semiconductor, Inc.(a)	24,285	108,311
TTM Technologies, Inc.(a)	4,974	71,974
Tyler Technologies, Inc.(a)	3,600	40,320
United Industrial Corp.	1,162	52,581
Veeco Intruments, Inc.(a)	5,781	137,819
Vicor Corp.	4,063	67,324
Wesco International, Inc.(a)	1,187	79,244
Zoran Corp.(a)	11,063	269,273
		6,063,807
Electronics — 0.2%
Imation Corp.	3,902	160,177
Energy — 6.3%
Atlas Energy Ltd.(a)	17,600	79,222
Atmos Energy Corp.	3,160	88,196
Berry Petroleum Co. Cl. A	1,757	58,245
Birchcliff Energy Ltd.(a)	2,200	10,596
Callon Petroleum Co.(a)	2,201	42,567
Capitol Energy Resources Ltd.(a)	2,900	12,766
Cascade Natural Gas Corp.	573	12,085
Celtic Exploration Ltd.(a)	900	10,347
Chamaelo Exploration Ltd.(a)	6,400	29,039
Cimarex Energy Co.	3,269	140,567
Clear Energy Inc.(a)	5,700	18,268
Comstock Resources, Inc.(a)	7,942	237,148
Crew Energy, Inc.(a)	1,100	13,270
Cyries Energy, Inc.(a)	3,100	28,885
Delphi Energy Corp.(a)	5,500	20,796
Duvernay Oil Corp.(a)	900	31,753
Edge Petroleum Corp.(a)	2,750	54,945
Ensign Energy Services, Inc.	6,600	136,302
The Exploration Co. of Delaware(a)	3,414	36,393
Find Energy Ltd.(a)	7,000	60,308
Frontier Oil Corp.	4,600	149,040
Galleon Energy Inc. Cl. A(a)	5,300	103,443
Grey Wolf, Inc.(a)	30,968	238,454
Helmerich & Payne, Inc.	348	20,970
Highpine Oil & Gas Ltd.(a)	1,100	18,419
Holly Corp.	3,220	155,204
The Laclede Group, Inc.	1,967	67,586
McDermott International, Inc.(a)	1,018	46,288
Mission Oil & Gas Inc.(a)	2,100	26,921
New Jersey Resources Corp.	3,086	144,363

	Number of Shares	Market Value
Nicor, Inc.	3,710	$153,965
Northwest Natural Gas Co.	700	25,921
Oceaneering International, Inc.(a)	5,800	265,930
Oneok, Inc.	3,900	132,756
Paramount Resources Ltd. Cl. A(a)	3,200	103,709
Parker Drilling Co.(a)	12,516	89,865
Penn Virginia Corp.	1,900	132,772
Peoples Energy Corp.	2,565	92,109
Petroquest Energy, Inc.(a)	1,953	23,983
Pogo Producing Co.	4,252	196,017
Prairie Schooner Petroleum Ltd.(a)	900	12,380
ProEx Energy Ltd.(a)	2,300	28,015
Prospex Resources Ltd.(a)	7,800	27,386
Real Resources, Inc.(a)	1,000	18,599
Resource America Inc. Cl. A	600	11,430
RPC, Inc.	5,300	128,684
Southwest Gas Corp.	975	30,557
St. Mary Land & Exploration Co.	4,100	165,025
Swift Energy Co.(a)	5,966	256,120
Tesoro Corp.	2,000	148,720
TETRA Technologies, Inc.(a)	3,345	101,320
Tidewater, Inc.	2,158	106,174
Todco Cl. A	2,771	113,195
Trican Well Service Ltd.	4,500	90,340
TUSK Energy Corp.(a)	8,800	27,332
UGI Corp.	4,535	111,652
Unit Corp.(a)	2,024	115,145
Vaalco Energy Inc.(a)	5,348	52,196
Veritas DGC, Inc.(a)	5,358	276,366
W&T Offshore, Inc.	3,800	147,782
West Energy Ltd.(a)	3,500	13,013
Western Refining, Inc.	3,594	77,559
W-H Energy Services, Inc.(a)	4,188	212,876
		5,581,279
Entertainment & Leisure — 0.7%
Bally Total Fitness Holding Corp.(a)	826	5,600
Dover Downs Gaming & Entertainment, Inc.	3,680	72,275
JAKKS Pacific, Inc.(a)	3,920	78,753
Multimedia Games, Inc.(a)	2,260	22,894
Pinnacle Entertainment, Inc.(a)	4,772	146,262
Shuffle Master, Inc.(a)	1,800	59,004
Six Flags, Inc.(a)	3,613	20,305
Speedway Motorsports, Inc.	900	33,966
Steinway Musical Instruments, Inc.(a)	1,400	34,328

(Continued)

The accompanying notes are an integral part of the financial statements.

25

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
World Wrestling Entertainment, Inc.	8,292	$140,052
		613,439
Financial Services — 4.6%
Acadia Realty Trust REIT	300	7,095
Accredited Home Lenders Holding Co.(a)	3,458	165,327
Agree Realty Corp. REIT	1,200	40,764
Alexandria Real Estate Equities, Inc. REIT	800	70,944
AMB Property Corp.	400	20,220
American Capital Strategies Ltd.	3,374	112,962
AmeriCredit Corp.(a)	4,220	117,822
Apollo Investment Corp.	600	11,088
Ashford Hospitality Trust, Inc. REIT	500	6,310
Associated Estates Realty Corp. REIT	500	6,200
Brandywine Realty Trust REIT	2,009	64,630
Calamos Asset Management, Inc. Cl. A	988	28,642
Camden Property Trust REIT	200	14,710
CapitalSource, Inc.	3,242	76,057
CarrAmerica Realty Corp. REIT	500	22,275
CBL & Associates Properties, Inc. REIT	1,606	62,522
CentraCore Properties Trust REIT	300	7,425
Cherokee, Inc.	1,600	66,176
Colonial Properties Trust REIT	1,400	69,160
Corporate Office Properties Trust REIT	800	33,664
Crescent Real Estate Equities Co. REIT	900	16,704
Digital Realty Trust, Inc. REIT	1,900	46,911
Eastgroup Properties REIT	600	28,008
Entertainment Properties Trust REIT	300	12,915
Equity Inns, Inc. REIT	3,312	54,847
Equity Lifestyle Properties, Inc. REIT	200	8,766
Equity One, Inc. REIT	2,162	45,186
Federal Realty Investment Trust REIT	300	21,000
First Cash Financial Services, Inc.(a)	3,659	72,265
First Industrial Realty Trust, Inc.	1,402	53,192

	Number of Shares	Market Value
Friedman Billings Ramsey Group, Inc. Cl. A	500	$5,485
GFI Group, Inc.(a)	800	43,160
Glimcher Realty Trust REIT	1,000	24,810
Gramercy Capital Corp. REIT	700	18,130
Greenhill & Co., Inc.	2,185	132,761
Health Care REIT, Inc.	800	27,960
Healthcare Realty Trust, Inc.	800	25,480
Heritage Property Investment Trust REIT	900	31,428
Highwoods Properties, Inc.	1,000	36,180
Hospitalities Properties Trust	1,200	52,704
HRPT Properties Trust	1,100	12,716
Inland Real Estate Corp. REIT	700	10,416
Innkeepers USA Trust	1,328	22,948
International Securities Exchange, Inc.	4,769	181,556
Investment Technology Group, Inc.(a)	200	10,172
Janus Capital Group, Inc.	5,988	107,185
Jefferies Group, Inc.	3,889	115,231
Kilroy Realty Corp.	600	43,350
Knight Capital Group, Inc. Cl. A(a)	15,668	238,624
LaBranche & Co., Inc.(a)	10,854	131,442
Lazard Ltd. Cl. A	800	32,320
Lexington Corporate Properties Trust REIT	1,517	32,767
Liberty Property Trust REIT	1,266	55,957
LTC Properties, Inc.	500	11,175
The Macerich Co. REIT	100	7,020
Mack-Cali Realty Corp.	600	27,552
Maguire Properties, Inc. REIT	1,100	38,687
Medallion Financial Corp.	1,044	13,530
Mid-America Apartment Communities, Inc. REIT	1,100	61,325
National Retail Properties, Inc. REIT	2,258	45,047
Nationwide Health Properties, Inc. REIT	1,400	31,514
Ocwen Financial Corp.(a)	5,300	67,363
optionsXpress Holdings, Inc.	1,935	45,105
Pan Pacific Retail Properties, Inc. REIT	500	34,685
Parkway Properties, Inc. REIT	100	4,550
Pennsylvania REIT	1,000	40,370
Piper Jaffray Cos.(a)	3,369	206,216
Post Properties, Inc. REIT	300	13,602
PS Business Parks, Inc. REIT	400	23,600

	Number of Shares	Market Value
Ramco-Gershenson Properties Trust REIT	600	$16,158
Raymond James Financial, Inc.	3,418	103,463
Realty Income Corp. REIT	400	8,760
Redwood Trust, Inc.	200	9,766
Regency Centers Corp.	400	24,860
Senior Housing Properties Trust	2,267	40,602
SL Green Realty Corp.	300	32,841
Sovran Self Storage Inc. REIT	700	35,553
Spirit Finance Corp. REIT	3,300	37,158
Stifel Financial Corp.(a)	1,132	39,971
Strategic Hotels & Resorts, Inc.	4,119	85,428
Sunstone Hotel Investors Inc. REIT	1,100	31,966
SWS Group, Inc.	2,586	62,374
Tanger Factory Outlet Centers, Inc. REIT	1,586	51,339
Trizec Properties, Inc. REIT	800	22,912
United Dominion Realty Trust, Inc.	600	16,806
U-Store-It Trust REIT	800	15,088
Ventas, Inc.	1,200	40,656
Weingarten Realty Investors REIT	800	30,624
		4,134,235
Food Retailers — 0.5%
Arden Group, Inc. Cl. A	400	45,268
Ingles Markets, Inc. Cl. A	556	9,452
SuperValu, Inc.	3,335	102,385
The Pantry, Inc.(a)	4,444	255,708
		412,813
Foods — 1.1%
Dean Foods Co.(a)	2,339	86,987
Del Monte Foods Co.	12,870	144,530
Flowers Foods, Inc.	6,521	186,761
J&J Snack Foods Corp.	1,750	57,873
Lance, Inc.	1,028	23,665
Nash Finch Co.	300	6,387
Performance Food Group Co.(a)	7,914	240,427
Premium Standard Farms, Inc.	1,737	28,192
Seaboard Corp.	39	49,920
Sensient Technologies Corp.	3,594	75,151
Smart & Final, Inc.(a)	1,984	33,411
Spartan Stores, Inc.	1,257	18,390
Wild Oats Markets, Inc.(a)	3,615	70,854
		1,022,548

(Continued)

The accompanying notes are an integral part of the financial statements.

26

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Forest Products & Paper — 1.0%
American Woodmark Corp.	1,300	$45,552
BlueLinx Holdings, Inc.	1,300	16,939
Deltic Timber Corp.	900	50,733
Glatfelter	2,953	46,864
Graphic Packaging Corp.(a)	1,822	6,905
Greif, Inc. Cl. A	1,955	146,547
MeadWestvaco Corp.	911	25,444
Neenah Paper, Inc.	700	21,315
Packaging Corp. of America	5,981	131,702
Rock-Tenn Co. Cl. A	2,606	41,566
Sonoco Products Co.	408	12,913
United Stationers, Inc.(a)	2,759	136,074
Universal Forest Products, Inc.	3,621	227,145
		909,699
Healthcare — 1.8%
Cross Country Healthcare, Inc.(a)	2,135	38,836
Genesis HealthCare Corp.(a)	4,100	194,217
Health Net, Inc.(a)	1,000	45,170
Healthways, Inc.(a)	4,355	229,247
Humana, Inc.(a)	1,180	63,366
IDEXX Laboratories, Inc.(a)	1,505	113,071
LCA-Vision, Inc.	3,520	186,243
Manor Care, Inc.	2,568	120,491
National Healthcare Corp.	500	22,275
Odyssey Healthcare, Inc.(a)	4,330	76,078
Option Care, Inc.	2,331	27,925
Pediatrix Medical Group, Inc.(a)	4,723	213,952
Res-Care, Inc.(a)	2,484	49,680
Sierra Health Services, Inc.(a)	4,016	180,840
Sunrise Senior Living, Inc.(a)	2,921	80,766
		1,642,157
Heavy Construction — 0.1%
Avatar Holdings, Inc.(a)	300	17,091
Perini Corp.(a)	2,100	47,250
Sterling Construction Co., Inc.(a)	1,233	34,031
		98,372
Heavy Machinery — 2.3%
Ampco-Pittsburgh Corp.	1,435	41,113
Applied Industrial Technologies, Inc.	8,838	214,852
Astec Industries, Inc.(a)	3,674	125,357
Bucyrus International, Inc. Cl. A	4,535	229,018

	Number of Shares	Market Value
Columbus McKinnon Corp.(a)	1,900	$41,306
Curtiss-Wright Corp.	636	19,640
Dril-Quip, Inc.(a)	1,700	140,148
Flow International Corp.(a)	2,561	36,033
Goodman Global, Inc.(a)	1,643	24,941
Hydril(a)	100	7,852
Leader Energy Services Ltd.(a)	4,400	13,072
Lindsay Manufacturing Co.	380	10,306
Lufkin Industries, Inc.	1,968	116,958
Matrix Service Co.(a)	2,328	26,632
Middleby Corp.(a)	500	43,280
NACCO Industries, Inc. Cl. A	1,472	202,268
NATCO Group, Inc. Cl. A(a)	1,434	57,647
Pason Systems, Inc.	3,300	48,573
RBC Bearings, Inc.(a)	10,899	247,407
Technicoil Corp.(a)	11,500	24,847
The Manitowoc Co., Inc.	4,300	191,350
The Toro Co.	3,730	174,191
Western Lakota Energy Services, Inc.(a)	1,700	22,497
		2,059,288
Home Construction, Furnishings & Appliances — 1.5%
Champion Enterprises, Inc.(a)	5,239	57,839
Ethan Allen Interiors, Inc.	6,561	239,805
Furniture Brands International, Inc.	11,585	241,431
Hooker Furniture Corp.	1,000	16,770
Kimball International, Inc. Cl. B	943	18,587
La-Z-Boy, Inc.	10,206	142,884
Leggett & Platt, Inc.	5,227	130,570
Miller (Herman), Inc.	700	18,039
National Presto Industries, Inc.	300	15,684
Palm Harbor Homes, Inc.(a)	800	14,072
Select Comfort Corp.(a)	9,109	209,234
Standard-Pacific Corp.	3,500	89,950
Stanley Furniture Co., Inc.	2,036	48,803
Steelcase, Inc.	2,927	48,149
Walter Industries, Inc.	300	17,295
		1,309,112
Household Products — 0.2%
Lifetime Brands, Inc.	900	19,503
Snap-on, Inc.	3,161	127,768
WD-40 Co.	1,225	41,123
		188,394

	Number of Shares	Market Value
Industrial – Diversified — 0.5%
Ameron International Corp.	1,016	$68,092
Nordson Corp.	5,395	265,326
SPX Corp.	2,621	146,645
		480,063
Information Retrieval Services — 0.5%
Acacia Research - Acacia Technologies(a)	1,723	24,225
Digital River, Inc.(a)	5,730	231,435
Gartner Group, Inc. Cl. A(a)	3,892	55,266
Intergraph Corp.(a)	3,170	99,823
Knot (The), Inc.(a)	2,300	48,139
		458,888
Insurance — 5.1%
Affirmative Insurance Holdings, Inc.	300	4,695
American Equity Investment Life Holding Co.	8,900	94,874
American Physicians Capital, Inc.(a)	1,475	77,570
AMERIGROUP Corp.(a)	3,981	123,570
AmerUs Group Co.	2,800	163,940
Arch Capital Group Ltd.(a)	2,222	132,120
Argonaut Group, Inc.(a)	5,395	162,066
Assurant, Inc.	200	9,680
W.R. Berkley Corp.	600	20,478
Bristol West Holdings, Inc.	2,975	47,600
CNA Surety Corp.(a)	2,751	47,537
The Commerce Group, Inc.	1,959	57,869
Delphi Financial Group, Inc. Cl. A	5,558	202,089
Direct General Corp.	3,360	56,851
Donegal Group, Inc. Cl. A	1,657	32,162
EMC Insurance Group, Inc.	1,400	40,264
FBL Financial Group, Inc. Cl. A	600	19,440
FPIC Insurance Group, Inc.(a)	1,842	71,378
Great American Financial Resources, Inc.	700	14,651
The Hanover Insurance Group, Inc.	3,800	180,348
Harleysville Group, Inc.	530	16,812
HCC Insurance Holdings, Inc.	1,514	44,572
Horace Mann Educators Corp.	6,650	112,718
Infinity Property & Casualty Corp.	5,046	206,886
Landamerica Financial Group, Inc.	3,555	229,653
Molina Healthcare, Inc.(a)	3,068	116,737

(Continued)

The accompanying notes are an integral part of the financial statements.

27

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
National Western Life Insurance Co Cl. A	100	$23,965
Odyssey Re Holdings Corp.	883	23,267
Ohio Casualty Corp.	6,575	195,475
Old Republic International Corp.	5,105	109,094
PartnerRe Ltd.	700	44,835
The Phoenix Companies, Inc.	11,514	162,117
The PMI Group, Inc.	2,794	124,557
Presidential Life Corp.	1,246	30,627
Protective Life Corp.	1,200	55,944
Radian Group, Inc.	2,180	134,680
Reinsurance Group of America, Inc.	1,200	58,980
Republic Cos. Group, Inc.	4,447	78,756
RLI Corp.	3,251	156,633
Safety Insurance Group, Inc.	2,392	113,740
SeaBright Insurance Holdings(a)	1,200	19,332
Selective Insurance Group	3,717	207,669
StanCorp Financial Group, Inc.	1,923	97,900
State Auto Financial Corp.	3,800	123,652
Stewart Information Services	1,400	50,834
Tower Group, Inc.	2,243	67,851
Triad Guaranty, Inc.(a)	700	34,216
United America Indemnity Ltd. Cl. A(a)	1,400	29,176
Unitrin, Inc.	700	30,513
USI Holdings Corp.(a)	3,332	44,682
WellCare Health Plans, Inc.(a)	2,678	131,356
Zenith National Insurance Corp.	2,179	86,441
		4,522,852
Internet Content — 0.2%
BEA Systems, Inc.(a)	10,961	143,479
TheStreet.Com, Inc.	1,092	13,999
Travelzoo, Inc.(a)	1,200	36,408
		193,886
Internet Software — 0.1%
Chordiant Software, Inc.(a)	1,779	5,390
webMethods, Inc.(a)	9,662	95,364
		100,754
Lodging — 0.5%
Choice Hotels International, Inc.	1,640	99,384
Isle of Capri Casinos, Inc.(a)	2,463	63,176
LaSalle Hotel Properties	200	9,260
Marcus Corp.	1,200	25,056

	Number of Shares	Market Value
Monarch Casino & Resort, Inc.(a)	2,200	$61,864
Vail Resorts, Inc.(a)	6,005	222,786
		481,526
Machinery & Components — 1.9%
AGCO Corp.(a)	5,475	144,102
Asyst Technologies, Inc.(a)	7,698	57,966
Briggs & Stratton Corp.	2,306	71,740
Cummins, Inc.	1,090	133,253
Flowserve Corp.(a)	4,093	232,892
Graco, Inc.	935	42,991
Insituform Technologies, Inc. Cl. A(a)	2,562	58,644
Kaydon Corp.	6,226	232,292
Kulicke & Soffa Industries, Inc.(a)	7,990	59,206
Lone Star Technologies, Inc.(a)	3,606	194,796
Robbins & Myers, Inc.	1,623	42,425
Tennant Co.	1,591	79,995
Ultratech, Inc.(a)	1,900	29,906
Valmont Industries, Inc.	3,500	162,715
Watsco, Inc.	800	47,856
Woodward Governor Co.	3,012	91,896
		1,682,675
Manufacturing — 0.3%
AptarGroup, Inc.	555	27,534
Lam Research Corp.(a)	2,689	125,361
Sauer-Danfoss, Inc.	2,588	65,787
Terex Corp.(a)	200	19,740
		238,422
Medical Supplies — 2.8%
Abaxis, Inc.(a)	1,133	25,345
Applera Corp. - Applied Biosystems Group	4,783	154,730
Badger Meter, Inc.	613	16,551
Bio-Rad Laboratories, Inc. Cl. A(a)	1,217	79,032
Candela Corp.(a)	1,742	27,628
Coherent, Inc.(a)	2,210	74,543
Datascope Corp.	800	24,672
Depomed, Inc.(a)	2,820	16,553
DJO, Inc.(a)	3,673	135,277
Edwards Lifesciences Corp.(a)	2,595	117,891
Haemonetics Corp.(a)	1,300	60,463
Henry Schein, Inc.(a)	1,273	59,487
ICU Medical, Inc.(a)	1,472	62,177
II-VI, Inc.(a)	6,015	110,075
Immucor, Inc.(a)	2,892	55,613

	Number of Shares	Market Value
Integra LifeSciences Holdings Corp.(a)	3,299	$128,034
LTX Corp.(a)	10,957	76,809
Mettler-Toledo International, Inc.(a)	2,464	149,244
Mine Safety Appliances Co.	14	563
MTS Systems Corp.	3,732	147,451
Owens & Minor, Inc.	549	15,701
Palomar Medical Technologies, Inc.(a)	3,367	153,636
PSS World Medical, Inc.(a)	9,082	160,297
Rofin-Sinar Technologies, Inc.(a)	3,912	224,823
Thermo Electron Corp.(a)	1,763	63,891
Varian, Inc.(a)	4,944	205,225
Ventana Medical Systems, Inc.(a)	873	41,188
Vital Images, Inc.(a)	1,676	41,397
Zoll Medical Corp.(a)	900	29,484
Zygo Corp.(a)	3,852	63,134
		2,520,914
Metals & Mining — 6.2%
AK Steel Holding Corp.(a)	18,210	251,844
Aleris International, Inc.(a)	4,493	206,004
Amerigo Resources Ltd.	7,600	15,668
Brush Engineered Materials, Inc.(a)	2,164	45,119
Carpenter Technology	2,507	289,559
Castle (A.M.) & Co.	2,026	65,339
Century Aluminum Co.(a)	4,481	159,927
Chaparral Steel Co.(a)	4,481	322,722
Circor International, Inc.	1,074	32,746
Cleveland-Cliffs, Inc.	2,700	214,083
Commercial Metals Co.	7,400	190,180
CommScope, Inc.(a)	8,464	265,939
Crane Co.	2,759	114,774
Dynamic Materials Corp.	2,154	72,654
Dynatec Corp.(a)	19,800	24,064
Encore Wire Corp.(a)	3,544	127,371
Foundation Coal Holdings, Inc.	2,834	133,000
General Cable Corp.(a)	7,859	275,065
Gibraltar Industries, Inc.	3,367	97,643
Inmet Mining Corp.	2,200	82,589
Insteel Industries, Inc.	2,000	48,400
Jacuzzi Brands, Inc.(a)	800	7,040
Ladish Co., Inc.(a)	600	22,482
LionOre Mining International Ltd.(a)	4,400	24,004
Maverick Tube Corp.(a)	600	37,914
Meridian Gold, Inc.(a)	1,000	31,680
Mueller Industries, Inc.	4,763	157,322

(Continued)

The accompanying notes are an integral part of the financial statements.

28

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
NCI Building Systems, Inc.(a)	4,327	$230,067
NS Group, Inc.(a)	4,250	234,090
Olympic Steel, Inc.	1,317	46,609
Quanex Corp.	6,608	284,607
Reliance Steel & Aluminum Co.	3,796	314,878
RTI International Metals, Inc.(a)	969	54,109
Ryerson, Inc.	4,079	110,133
Schnitzer Steel Industries, Inc. Cl. A	4,768	169,169
Shiloh Industries, Inc.(a)	550	8,272
Steel Dynamics, Inc.	4,968	326,596
Superior Essex, Inc.(a)	2,834	84,822
United States Steel Corp.	900	63,108
Wheeling- Pittsburgh Corp.(a)	2,422	48,174
Worthington Industries, Inc.	13,208	276,708
		5,566,474
Miscellaneous — 0.1%
The Geo Group, Inc.(a)	1,618	56,711
Pharmaceuticals — 1.3%
Alpharma, Inc. Cl. A	8,107	194,892
Bradley Pharmaceuticals, Inc.(a)	1,073	10,945
Digene Corp.(a)	942	36,493
Emisphere Technologies, Inc.(a)	731	6,235
Endo Pharmaceuticals Holdings, Inc.(a)	3,520	116,090
Hi-Tech Pharmacal Co., Inc.(a)	1,472	24,391
King Pharmaceuticals, Inc.(a)	8,062	137,054
Ligand Pharmaceuticals, Inc. Cl. B(a)	2,963	25,037
Mannatech, Inc.	2,591	32,673
Meridian Bioscience, Inc.	2,640	65,868
Molecular Devices Corp.(a)	2,605	79,609
Mylan Laboratories, Inc.	4,928	98,560
Myriad Genetics, Inc.(a)	788	19,897
NBTY, Inc.(a)	4,056	96,979
New River Pharmaceuticals, Inc.(a)	2,694	76,779
Novavax, Inc.(a)	3,509	17,685
Pain Therapeutics, Inc.(a)	3,824	31,930
PAREXEL International Corp.(a)	524	15,117
Penwest Pharmaceuticals Co.(a)	1,206	26,327
Perrigo Co.	2,922	47,044

	Number of Shares	Market Value
PetMed Express, Inc.(a)	1,127	$12,363
Savient Pharmaceuticals, Inc.(a)	4,070	21,368
		1,193,336
Prepackaged Software — 3.7%
Actuate Corp.(a)	6,392	25,824
Advent Software, Inc.(a)	5,452	196,654
Altiris, Inc.(a)	2,906	52,424
Art Technology Group, Inc.(a)	5,190	15,466
Aspen Technology, Inc.(a)	8,969	117,673
Blackbaud, Inc.	10,300	233,810
BMC Software, Inc.(a)	5,589	133,577
Brocade Communications Systems, Inc.(a)	44,701	274,464
DST Systems, Inc.(a)	700	41,650
Fair Isaac Corp.	4,677	169,822
Hyperion Solutions Corp.(a)	1,000	27,600
Informatica Corp.(a)	9,061	119,243
Internet Security Systems, Inc.(a)	4,997	94,193
Interwoven, Inc.(a)	3,427	29,404
Lawson Software, Inc.(a)	27,038	181,155
Mapinfo Corp.(a)	1,313	17,135
McAfee, Inc.(a)	2,005	48,661
MicroStrategy, Inc. Cl. A(a)	2,684	261,744
MRO Software, Inc.(a)	3,790	76,065
MSC.Software Corp.(a)	2,078	37,196
Open Solutions, Inc.(a)	1,194	31,772
Open Text Corp.(a)	1,853	26,757
Packeteer, Inc.(a)	6,578	74,595
SonicWALL, Inc.(a)	11,774	105,848
SPSS, Inc.(a)	2,673	85,910
TIBCO Software, Inc.(a)	33,400	235,470
TradeStation Group, Inc.(a)	1,100	13,937
Transaction Systems Architects, Inc. Cl. A(a)	6,969	290,538
Ultimate Software Group, Inc.(a)	2,700	51,732
United Online, Inc.	19,787	237,444
Vignette Corp.(a)	1,735	25,296
		3,333,059
Real Estate — 0.4%
CB Richard Ellis Group, Inc. Cl. A(a)	1,400	34,860
Jones Lang Lasalle, Inc.	1,604	140,430
Trammell Crow Co.(a)	5,766	202,790
		378,080
Restaurants — 2.2%
AFC Enterprises, Inc.(a)	4,101	52,288

	Number of Shares	Market Value
Bob Evans Farms, Inc.	7,129	$213,941
Brinker International, Inc.	1,401	50,856
Buffalo Wild Wings, Inc.(a)	1,324	50,722
CBRL Group, Inc.	3,575	121,264
CKE Restaurants, Inc.	11,467	190,467
Darden Restaurants, Inc.	2,148	84,631
Denny's Corp.(a)	12,477	46,040
Domino's Pizza, Inc.	7,515	185,921
IHOP Corp.	4,849	233,140
Jack in the Box, Inc.(a)	7,001	274,439
Landry's Restaurants, Inc.	1,638	53,153
Lone Star Steakhouse & Saloon, Inc.	500	13,115
Luby's, Inc.(a)	2,653	27,671
McCormick & Schmick's Seafood Restaurants, Inc.(a)	2,950	70,210
Morton's Restaurant Group(a)	400	6,128
O'Charley's, Inc.(a)	1,100	18,700
Papa John's International, Inc.(a)	4,565	151,558
RARE Hospitality International, Inc.(a)	2,600	74,776
Ryan's Restaurant Group, Inc.(a)	2,480	29,537
		1,948,557
Retail — 3.7%
Barnes & Noble, Inc.	3,718	135,707
Big Lots, Inc.(a)	15,548	265,560
BJ's Wholesale Club, Inc.(a)	400	11,340
Bon-Ton Stores (The), Inc.	1,500	32,820
Build-A-Bear Workshop, Inc.(a)	1,200	25,812
Casey's General Stores, Inc.	7,886	197,229
Cash America International, Inc.	4,985	159,520
Circuit City Stores, Inc.	4,669	127,090
Conn's, Inc.(a)	1,300	34,515
Dick's Sporting Goods, Inc.(a)	2,859	113,216
Dillards, Inc. Cl. A	5,418	172,563
Dollar Tree Stores, Inc.(a)	5,058	134,037
Ezcorp, Inc. Cl. A(a)	1,341	50,542
Family Dollar Stores, Inc.	4,970	121,417
Fred's, Inc.	1,600	21,360
Gamestop Corp., Cl. A(a)	2,609	109,578
Genesco, Inc.(a)	4,065	137,682
Haverty Furniture Companies, Inc.	1,303	20,444

(Continued)

The accompanying notes are an integral part of the financial statements.

29

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Hibbett Sporting Goods, Inc.(a)	3,679	$87,928
Insight Enterprises, Inc.(a)	5,867	111,766
Knoll, Inc.	4,164	76,451
Longs Drug Stores Corp.	5,289	241,284
Marvel Entertainment, Inc.(a)	5,615	112,300
Men's Wearhouse, Inc.	5,433	164,620
MSC Industrial Direct Co. Cl. A	1,934	92,000
OfficeMax, Inc.	2,759	112,429
RadioShack Corp.	4,719	66,066
Retail Ventures, Inc.(a)	3,214	57,273
Stage Stores, Inc.	5,462	180,246
Stamps.com, Inc.(a)	1,733	48,212
Stein Mart, Inc.	1,304	19,299
ValueVision Media, Inc. Cl. A(a)	1,649	18,188
		3,258,494
Retail – Grocery — 0.0%
Weis Markets, Inc.	800	32,960
Telephone Utilities — 1.0%
Alaska Communications Systems Group, Inc.	4,330	54,775
Brightpoint, Inc.(a)	13,551	183,345
CenturyTel, Inc.	3,559	132,217
Cincinnati Bell, Inc.(a)	10,809	44,317
Fairpoint Communications, Inc.	2,884	41,530
General Communication, Inc. Cl. A(a)	2,549	31,404
j2 Global Communications, Inc.(a)	7,300	227,906
Leap Wireless International, Inc.(a)	2,271	107,759
Lightbridge, Inc.(a)	2,231	28,891
North Pittsburgh Systems, Inc.	953	26,265
Savvis, Inc.(a)	1,000	29,610
		908,019
Tobacco — 0.1%
Loews Corp. - Carolina Group	2,340	120,206
Toys, Games — 0.1%
Hasbro, Inc.	4,100	74,251
Transportation — 3.1%
Arkansas Best Corp.	5,668	284,590
Celadon Group, Inc.(a)	4,482	98,783
EGL, Inc.(a)	3,637	182,577
GATX Corp.	2,338	99,365
General Maritime Corp.	2,972	109,845
Heartland Express, Inc.	3,559	63,671

	Number of Shares	Market Value
Hub Group, Inc. Cl. A(a)	10,321	$253,174
Kirby Corp.(a)	4,202	165,979
Laidlaw International, Inc.	3,710	93,492
OMI Corp.	8,167	176,816
Pacer International, Inc.	6,891	224,509
SCS Transportation, Inc.(a)	2,081	57,290
Swift Transportation Co., Inc.(a)	6,900	219,144
The Greenbrier Cos., Inc.	400	13,096
Thor Industries, Inc.	2,485	120,398
Trico Marine Services, Inc.(a)	1,800	61,200
Trinity Industries, Inc.	3,800	153,520
Universal Truckload Services, Inc.(a)	700	23,891
US Xpress Enterprises, Inc. Cl. A(a)	773	20,886
Wabtec Corp.	8,038	300,621
		2,722,847
Water Companies — 0.0%
Pico Holdings, Inc.(a)	700	22,575
TOTAL EQUITIES (Cost $82,967,737)		87,167,043
	Principal Amount
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(b)	$1,842,931	1,842,931
TOTAL SHORT-TERM INVESTMENTS (Cost $1,842,931)		1,842,931
TOTAL INVESTMENTS — 99.7% (Cost $84,810,668)(c)		89,009,974
Other Assets/ (Liabilities) — 0.3%		274,061
NET ASSETS — 100.0%		$89,284,035

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Maturity value of $1,843,507. Collaterized by a U.S. Government Agency obligation with a rate of 8.625%, maturity date of 09/25/2016, and an aggregate market value, including accrued interest, of $1,935,078.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MML Small Company Opportunities Fund – Portfolio of Investments

	Number of Shares	Market Value
EQUITIES — 92.9%
COMMON STOCK
Air Transportation — 1.7%
Republic Airways Holdings, Inc.(a)	77,600	$1,320,752
Apparel, Textiles & Shoes — 3.9%
Citi Trends, Inc.(a) (b)	36,500	1,558,185
Hot Topic, Inc.(a)	138,500	1,594,135
		3,152,320
Banking, Savings & Loans — 12.4%
Columbia Banking Systems, Inc.	55,800	2,085,804
Financial Institutions, Inc.	47,300	986,678
First Republic Bank	37,100	1,699,180
First State Bancorp	63,300	1,505,274
FLAG Financial Corp.	6,700	130,315
Franklin Bank Corp.(a)	10,700	216,033
IBERIABANK Corp.	23,500	1,352,190
Preferred Bank/ Los Angeles, CA	28,000	1,501,080
Smithtown Bancorp, Inc.(b)	11,400	275,424
Synergy Financial Group, Inc.(b)	1,870	28,050
TIB Financial Corp.	4,600	147,200
		9,927,228
Broadcasting, Publishing & Printing — 1.4%
Saga Communications, Inc. Cl. A(a)	126,175	1,143,145
Commercial Services — 13.0%
Ambassadors Group, Inc.	57,200	1,651,936
Casella Waste Systems, Inc. Cl. A(a)	68,800	900,592
Forrester Research, Inc.(a)	88,822	2,485,240
Multi-Color Corp.	57,018	1,710,540
On Assignment, Inc.(a)	121,900	1,120,261
Online Resources Corp.(a)	37,300	385,682
Standard Parking Corp.(a)	48,500	1,313,380
Team, Inc.(a)	34,961	875,773
		10,443,404
Computer Integrated Systems Design — 2.7%
NCI, Inc. Cl. A(a)	89,900	1,177,690
SI International, Inc.(a)	31,300	959,658
		2,137,348
Computer Programming Services — 0.4%
PDF Solutions, Inc.(a)	27,000	335,070

	Number of Shares	Market Value
Data Processing & Preparation — 1.7%
HMS Holdings Corp.(a)	125,500	$1,345,360
Electrical Equipment & Electronics — 13.4%
Axsys Technologies, Inc.(a)	92,750	1,397,742
AZZ, Inc.(a)	32,500	851,825
Bel Fuse, Inc. Cl. B(b)	39,300	1,289,433
The Eastern Co.	32,400	669,060
EMS Technologies, Inc.(a)	60,600	1,088,982
Entegris, Inc.(a) (b)	149,295	1,422,781
LaBarge, Inc.(a)	129,000	1,711,830
Nu Horizons Electronics Corp.(a)	158,688	1,531,339
Orbit International Corp.(a)	101,600	732,536
		10,695,528
Energy — 2.4%
RPC, Inc.	78,575	1,907,801
Entertainment & Leisure — 2.8%
Pinnacle Entertainment, Inc.(a)	59,300	1,817,545
Steinway Musical Instruments, Inc.(a)	18,900	463,428
		2,280,973
Financial Services — 2.2%
Boston Private Financial Holdings, Inc.(b)	51,900	1,448,010
Penson Worldwide, Inc.(a)	20,400	351,084
		1,799,094
Healthcare — 4.0%
Bio-Imaging Technologies, Inc.(a)	51,700	213,004
Bio-Reference Labs, Inc.(a) (b)	93,700	2,038,912
U.S. Physical Therapy, Inc.(a)	62,600	916,464
		3,168,380
Home Construction, Furnishings & Appliances — 2.2%
Movado Group, Inc.	76,800	1,762,560
Insurance — 4.5%
Darwin Professional Underwriters, Inc.(a)	21,500	379,690
Donegal Group, Inc. Cl. A	100,087	1,942,689
Safety Insurance Group, Inc.	26,200	1,245,810
		3,568,189

	Number of Shares	Market Value
Machinery & Components — 1.2%
Met-Pro Corp.	79,088	$989,391
Medical Supplies — 8.9%
ADE Corp.(a)	40,300	1,309,347
Excel Technology, Inc.(a)	45,683	1,366,835
II-VI, Inc.(a)	78,129	1,429,761
Measurement Specialties, Inc.(a)	67,800	1,509,906
Neogen Corp.(a)	78,055	1,492,412
		7,108,261
Metals & Mining — 1.7%
Gibraltar Industries, Inc.	46,150	1,338,350
Prepackaged Software — 3.7%
Applix, Inc.(a)	184,400	1,360,872
MSC.Software Corp.(a)	91,300	1,634,270
		2,995,142
Retail — 2.2%
Sportsman's Guide, Inc.(a)	58,600	1,787,300
Transportation — 6.5%
Knight Transportation, Inc.(b)	46,837	946,107
Marten Transport Ltd.(a)	76,425	1,661,480
Old Dominion Freight Line, Inc.(a)	45,900	1,725,381
Vitran Corp., Inc.(a)	36,850	865,607
		5,198,575
TOTAL EQUITIES (Cost $61,003,623)		74,404,171
	Principal Amount
SHORT-TERM INVESTMENTS — 12.1%
Cash Equivalents — 5.0%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$43,351	43,351
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	43,350	43,350
American Beacon Money Market Fund(c)	44,213	44,213
Bank of America 5.270% 07/14/2006	86,700	86,700
Bank of America 5.310% 03/08/2007	86,700	86,700

(Continued)

The accompanying notes are an integral part of the financial statements.

31

MML Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	$86,700	$86,700
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	86,700	86,700
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	130,050	130,050
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	156,060	156,060
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	86,700	86,700
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	86,700	86,700
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	216,750	216,750
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	112,710	112,710
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	69,012	69,012
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	104,040	104,040
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	86,700	86,700
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	86,700	86,700
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	86,700	86,700
Freddie Mac Discount Note 5.191% 07/25/2006	51,741	51,741
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	60,690	60,690
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	86,700	86,700

	Principal Amount	Market Value
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	$303,450	$303,450
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	102,931	102,931
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	86,700	86,700
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	86,700	86,700
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	112,710	112,710
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	130,050	130,050
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	290,662	290,662
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	147,390	147,390
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	242,760	242,760
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	130,050	130,050
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	130,050	130,050
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	86,700	86,700
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	86,700	86,700
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	43,350	43,350
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	86,700	86,700
		3,965,870

	Principal Amount	Market Value
Repurchase Agreement — 7.1%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	$5,692,763	$5,692,763
TOTAL SHORT-TERM INVESTMENTS (Cost $9,658,633)		9,658,633
TOTAL INVESTMENTS — 105.0% (Cost $70,662,256)(f)		84,062,804
Other Assets/ (Liabilities) — (5.0%)		(3,965,127)
NET ASSETS — 100.0%		$80,097,677

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $5,694,542. Collaterized by a U.S. Government Agency obligation with a rate of 7.83%, maturity date of 03/25/2029, and an aggregate market value, including accued interest, of $5,977,401.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MML Series Investment Fund II – Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (Unaudited)

	MML Inflation-Protected Bond Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund	MML Small Company Opportunities Fund
Assets:
Investments, at value (Note 2)(a)	$203,571,776	$42,916,326	$87,167,043	$74,404,171
Short-term investments, at value (Note 2)(b)	2,553,896	4,362,567	1,842,931	9,658,633
Total investments(c)	206,125,672	47,278,893	89,009,974	84,062,804
Cash	-	4,000	-	-
Receivables from:
Investments sold	701,338	3,683,788	19,452,038	136,083
Fund shares sold	32,023	2,047	3,368	41,139
Interest and dividends	1,793,827	59,114	72,373	21,486
Total assets	208,652,860	51,027,842	108,537,753	84,261,512
Liabilities:
Payables for:
Investments purchased	-	3,635,820	19,120,315	108,671
Open forward foreign currency contracts (Note 2)	-	-	47	-
Fund shares repurchased	4,383,723	22,818	64,404	5,473
Securities on loan	-	4,319,193	-	3,965,870
Directors' fees and expenses (Note 3)	3,304	1,215	8,819	3,221
Affiliates (Note 3):
Investment management fees	97,574	19,268	47,209	67,823
Accrued expense and other liabilities	10,270	14,815	12,924	12,777
Total liabilities	4,494,871	8,013,129	19,253,718	4,163,835
Net assets	$204,157,989	$43,014,713	$89,284,035	$80,097,677
Net assets consist of:
Paid-in capital	$210,099,590	$42,377,555	$63,869,208	$61,784,079
Undistributed net investment income (distributions in excess of net investment income)	2,988,596	182,222	151,504	(121,024)
Accumulated net realized gain (loss) on investments	1,798,094	457,286	21,064,397	5,034,074
Net unrealized appreciation (depreciation) on investments	(10,728,291)	(2,350)	4,198,926	13,400,548
Net assets	$204,157,989	$43,014,713	$89,284,035	$80,097,677
Shares outstanding	19,635,290	4,287,296	7,145,227	4,966,339
Net asset value, offering price and redemption price per share	$10.40	$10.03	$12.50	$16.13
(a) Cost of investments:	$214,300,067	$42,918,676	$82,967,737	$61,003,623
(b) Cost of short-term investments:	$2,553,896	$4,362,567	$1,842,931	$9,658,633
(c) Securities on loan with market value of:	$-	$4,184,850	$-	$3,802,869

The accompanying notes are an integral part of the financial statements.

33

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Operations

For the Six Months Ended June 30, 2006 (Unaudited)

	MML Inflation-Protected Bond Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund	MML Small Company Opportunities Fund
Investment Income (Note 2):
Dividends(a)	$-	$261,883	$371,873	$161,796
Interest	4,555,188	9,996	122,923	146,188
Securities lending income	-	1,572	-	8,958
Total investment income	4,555,188	273,451	494,796	316,942
Expenses (Note 3)
Investment management fees (Note 3)	544,850	75,096	306,097	409,879
Custody fees	7,993	4,851	7,217	5,479
Trustee reporting	776	777	777	776
Audit and legal fees	14,326	12,676	13,849	13,281
Proxy fees	285	543	543	546
Shareholder reporting fees	1,888	209	1,043	825
Directors' fees (Note 3)	9,312	1,030	5,149	4,078
	579,430	95,182	334,675	434,864
Total expenses	579,430	95,182	334,675	434,864
Expenses waived (Note 3)	-	(5,067)	-	-
Net expenses	579,430	90,115	334,675	434,864
Net investment income (loss)	3,975,758	183,336	160,121	(117,922)
Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investment transactions	(238,181)	679,271	20,846,250	3,135,848
Closed futures contracts	-	(3,497)	-	-
Foreign currency transactions	-	-	(4,808)	-
Net realized gain (loss)	(238,181)	675,774	20,841,442	3,135,848
Net change in unrealized appreciation (depreciation) on:
Investments	(5,792,779)	(1,063,969)	(17,357,526)	2,135,247
Translation of assets and liabilities in foreign currencies	-	-	(380)	-
Net unrealized gain (loss)	(5,792,779)	(1,063,969)	(17,357,906)	2,135,247
Net realized and unrealized gain (loss)	(6,030,960)	(388,195)	3,483,536	5,271,095
Net increase (decrease) in net assets resulting from operations	$(2,055,202)	$(204,859)	$3,643,657	$5,153,173
(a) Net of withholding tax of:	$-	$-	$30	$-

The accompanying notes are an integral part of the financial statements.

34

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Changes in Net Assets
	MML Inflation-Protected Bond Fund		MML Enhanced Index Core Equity Fund		MML Small Cap Equity Fund		MML Small Company Opportunities Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,975,758	$9,204,370	$183,336	$229,931	$160,121	$237,656	$(117,922)	$(286,791)
Net realized gain (loss) on investment transactions	(238,181)	(15,505)	675,774	1,552,887	20,841,442	4,787,077	3,135,848	9,066,112
Net change in unrealized appreciation (depreciation) on investments	(5,792,779)	(7,097,711)	(1,063,969)	(811,387)	(17,357,906)	(5,441,010)	2,135,247	(1,542,797)
Net increase (decrease) in net assets resulting from operations	(2,055,202)	2,091,154	(204,859)	971,431	3,643,657	(416,277)	5,153,173	7,236,524
Distributions to shareholders (Note 2)
From net investment income	(983,962)	(6,722,189)	-	(226,686)	-	(241,415)	-	-
From net realized gains	-	(14,736)	-	(915,652)	-	(4,492,257)	-	(7,774,755)
Tax return of capital	-	(24,207)	-	-	-	-	-	-
Net fund share transactions (Note 5)	35,890,201	87,138,909	24,431,658	802,341	(7,417,836)	(2,706,434)	1,192,998	10,958,663
Total increase (decrease) in net assets	32,851,037	82,468,931	24,226,799	631,434	(3,774,179)	(7,856,383)	6,346,171	10,420,432
Net assets:
Beginning of period	171,306,952	88,838,021	18,787,914	18,156,480	93,058,214	100,914,597	73,751,506	63,331,074
End of period	$204,157,989	$171,306,952	$43,014,713	$18,787,914	$89,284,035	$93,058,214	$80,097,677	$73,751,506
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$2,988,596	$(3,200)	$182,222	$(1,114)	$151,504	$(8,617)	$(121,024)	$(3,102)

The accompanying notes are an integral part of the financial statements.

35

MML Inflation-Protected Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03		Period ended 12/31/02+
Net asset value, beginning of period	$10.57		$10.91	$10.72	$10.23		$10.00
Income (loss) from investment operations:
Net investment income	0.22	***	0.79 ***	0.36	0.23		0.09
Net realized and unrealized gain (loss) on investments	(0.34)		(0.62)	0.29	0.50		0.23
Total income (loss) from investment operations	(0.12)		0.17	0.65	0.73		0.32
Less distributions to shareholders:
From net investment income	(0.05)		(0.51)	(0.40)	(0.23)		(0.09)
Tax return of capital	-		(0.00)††	-	-		-
From net realized gains	-		(0.00)†	(0.06)	(0.01)		-
Total distributions	(0.05)		(0.51)	(0.46)	(0.24)		(0.09)
Net asset value, end of period	$10.40		$10.57	$10.91	$10.72		$10.23
Total Return(a)	(1.10	)% **	1.61%	6.25%	7.01%		3.17	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$204,158		$171,307	$88,838	$35,436		$10,790
Ratio of expenses to average daily net assets:
Before expense waiver	0.61	% *	0.63%	0.66%	0.78%		1.57	% *
After expense waiver	N/A		N/A	N/A	0.71	% #	0.71	% #*
Net investment income to average daily net assets	4.20	% *	7.29%	3.69%	2.53%		2.54	% *
Portfolio turnover rate	9	% **	2%	15%	25%		0	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Distributions from net realized gains are less than $0.01 per share.

††  Tax return of capital is less than $0.01 per share.

+  For the period from August 30, 2002 (commencement of operations) through December 31, 2002.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

36

MML Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$9.75		$9.83		$8.99		$7.13		$9.21		$10.00
Income (loss) from investment operations:
Net investment income	0.07	***	0.13		0.13		0.08		0.07		0.06	***
Net realized and unrealized gain (loss) on investments	0.21		0.41		0.84		1.86		(2.08)		(0.80)
Total income (loss) from investment operations	0.28		0.54		0.97		1.94		(2.01)		(0.74)
Less distributions to shareholders:
From net investment income	-		(0.12)		(0.13)		(0.08)		(0.07)		(0.05)
From net realized gains	-		(0.50)		-		-		-		-
Total distributions	-		(0.62)		(0.13)		(0.08)		(0.07)		(0.05)
Net asset value, end of period	$10.03		$9.75		$9.83		$8.99		$7.13		$9.21
Total Return(a)	2.87	% **	5.53%		10.81%		27.19%		(21.80)%		(7.08	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$43,015		$18,788		$18,156		$16,083		$9,666		$10,560
Ratio of expenses to average daily net assets:
Before expense waiver	0.70	% *	0.81%		0.81%		0.80%		0.95%		0.76	% *
After expense waiver	0.66	% *#	0.66	% #	0.66	% #	0.66	% #	0.66	% #	0.66	% *#
Net investment income to average daily net assets	1.34	% *	1.28%		1.43%		1.14%		0.96%		0.93	% *
Portfolio turnover rate	78	% **	144%		120%		78%		82%		59	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  For the period from May 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

37

MML Small Cap Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$12.05		$12.71	$11.14	$8.50		$9.67		$9.40
Income (loss) from investment operations:
Net investment income	0.02		0.03 ***	0.02	0.02		0.02		0.05
Net realized and unrealized gain (loss) on investments	0.43		(0.05)	1.80	2.64		(1.17)		0.27
Total income (loss) from investment operations	0.45		(0.02)	1.82	2.66		(1.15)		0.32
Less distributions to shareholders:
From net investment income	-		(0.03)	(0.02)	(0.02)		(0.02)		(0.05)
From net realized gains	-		(0.61)	(0.23)	-		-		-
Total distributions	-		(0.64)	(0.25)	(0.02)		(0.02)		(0.05)
Net asset value, end of period	$12.50		$12.05	$12.71	$11.14		$8.50		$9.67
Total Return(a)	3.70	% **	(0.21)%	16.36%	31.29%		(11.84)%		3.36%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$89,284		$93,058	$100,915	$85,904		$61,508		$57,096
Ratio of expenses to average daily net assets:
Before expense waiver	0.71	% *	0.71%	0.71%	0.73%		0.77%		0.69%
After expense waiver	N/A		N/A	N/A	0.73	% (b)	0.76	% (b)	N/A
Net investment income to average daily net assets	0.34	% *	0.25%	0.17%	0.20%		0.25%		0.59%
Portfolio turnover rate	105	% **	27%	39%	43%		44%		97%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

38

MML Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01+
Net asset value, beginning of period	$15.08		$15.19	$13.79	$10.13		$10.84		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.06)	(0.07)	(0.04)		(0.03)		0.00	†
Net realized and unrealized gain (loss) on investments	1.07		1.71	2.62	4.32		(0.66)		0.97
Total income (loss) from investment operations	1.05		1.65	2.55	4.28		(0.69)		0.97
Less distributions to shareholders:
From net investment income	-		-	-	-		-		(0.00	)††
From net realized gains	-		(1.76)	(1.15)	(0.62)		(0.02)		(0.13)
Total distributions	-		(1.76)	(1.15)	(0.62)		(0.02)		(0.13)
Net asset value, end of period	$16.13		$15.08	$15.19	$13.79		$10.13		$10.84
Total Return(a)	6.96	% **	10.94%	18.83%	42.25%		(6.34)%		9.69	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$80,098		$73,752	$63,331	$43,172		$23,203		$13,830
Ratio of expenses to average daily net assets:
Before expense waiver	1.11	% *	1.14%	1.15%	1.18%		1.29%		1.34	% *
After expense waiver	N/A		N/A	NA	1.16	% #	1.16	% #	1.16	% *#
Net investment income (loss) to average daily net assets	(0.30	)% *	(0.44)%	(0.55)%	(0.38)%		(0.41)%		0.04	% *
Portfolio turnover rate	21	% **	56%	59%	57%		43%		50	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

†  Net investment income is less than $0.01 per share.

††  Distributions from net investment income are less than $0.01 per share.

+  For the period from May 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

39

Notes to Financial Statements

1.  The Fund  MML Series Investment Fund II ("MML II Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are four series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), MML Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MML Small Cap Equity Fund ("Small Cap Equity Fund") and MML Small Company Opportunities Fund ("Small Company Opportunities Fund").

The MML II Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML II Trust are not offered to the general public.

2.  Significant Accounting Policies  The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment
Valuation  Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

40

Notes to Financial Statements (Continued)

Securities
Lending  Each Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2006, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Enhanced Index Core Equity Fund	$4,184,850	$4,319,193
Small Company Opportunities Fund	3,802,869	3,965,870

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers. At June 30, 2006, the Enhanced Index Core Equity Fund had securities on loan with pending sales with a market value of $273,866.

The Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the the six months ended June 30, 2006, the Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Enhanced Index Core Equity Fund	$68,011	$66,439	$1,572
Small Company Opportunities Fund	156,496	147,538	8,958

Repurchase Agreements  Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments  Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

41

Notes to Financial Statements (Continued)

Federal Income Tax  It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders  Dividends from net investment income are declared and paid quarterly for the Inflation-Protected Bond Fund and annually for the Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Foreign Currency Translation  The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received

Forward Foreign Currency
Contracts  Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At June 30, 2006, the Funds had no open forward foreign currency contracts.

42

Notes to Financial Statements (Continued)

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments  Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At June 30, 2006, the Funds had no open obligations under these forward commitments.

Financial Futures Contracts  The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

At June 30, 2006, the Funds had no open futures contracts.

Inflation-Indexed Bonds  The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a periodic coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

43

Notes to Financial Statements (Continued)

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Foreign Securities  The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management Fees and Other Transactions

Investment Management Fees  Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly based on the following annual rates.

For the Inflation-Protected Bond Fund, MassMutual receives a fee from the Fund at an annual rate of 0.60% of the first $100,000,000, 0.55% of the next $200,000,000, 0.50% of the next $200,000,000 and 0.45% on assets over $500,000,000 of the average daily net asset value of the Fund.

For the Enhanced Index Core Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.55% of the average daily net asset value of the Fund.

For the Small Cap Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000, 0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

For the Small Company Opportunities Fund, MassMutual receives a fee from the Fund at an annual rate of 1.05% of the average daily net asset value of the Fund.

44

Notes to Financial Statements (Continued)

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Inflation-Protected Bond Fund's and the Enhanced Index Core Equity Fund's sub-adviser providing day-to-day management of each Fund's investments. Babson Capital is a wholly owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.08% of the average daily net assets of the Inflation-Protected Bond Fund and 0.25% of the average daily net assets of the Enhanced Index Core Equity Fund.

MassMutual has entered into investment sub-advisory agreements with OppenheimerFunds, Inc. ("OFI"), pursuant to which OFI serves as the Small Cap Equity Fund's and Small Company Opportunities Fund's sub-adviser providing day-to-day management of each Fund's investments. OFI is a majority owned, indirect subsidary of MassMutual. OFI receieves a fee from MassMutual equal to an annual rate of 0.25% of the average daily net assets of the Small Cap Equity Fund and 0.75% of the average daily net assets of the Small Company Opportunities Fund. Prior to April 1, 2006, Babson Capital served as the Small Cap Equity Fund's and Small Company Opportunities Fund's sub-adviser.

Expense Waivers  MassMutual has agreed, at least through April 30, 2007, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

Other  Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

4.  Purchases and Sales of Investments  Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the the six months ended June 30, 2006, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Inflation-Protected Bond Fund	$30,461,846	$25,581,661
	Enhanced Index Core Equity Fund	-	44,977,830
	Small Cap Equity Fund	-	92,140,465
	Small Company Opportunities Fund	-	19,184,549
Sales	Inflation-Protected Bond Fund	$16,459,016	$-
	Enhanced Index Core Equity Fund	-	20,565,333
	Small Cap Equity Fund	-	93,028,413
	Small Company Opportunities Fund	-	14,636,264

5.  Capital Share Transactions   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Inflation-Protected Bond Fund
Sold	4,916,046	$51,394,101	8,592,622	$92,926,916
Issued as reinvestment of dividends	94,977	983,962	631,793	6,761,143
Redeemed	(1,582,618)	(16,487,862)	(1,163,818)	(12,549,150)
Net increase (decrease)	3,428,405	$35,890,201	8,060,597	$87,138,909
Enhanced Index Core Equity Fund
Sold	2,525,040	$26,078,612	121,695	$1,210,989
Issued as reinvestment of dividends	-	-	116,252	1,142,338
Redeemed	(164,404)	(1,646,954)	(157,658)	(1,550,986)
Net increase (decrease)	2,360,636	$24,431,658	80,289	$802,341

45

Notes to Financial Statements (Continued)

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Small Cap Equity Fund
Sold	299,271	$3,834,037	728,167	$8,988,851
Issued as reinvestment of dividends	-	-	388,758	4,733,672
Redeemed	(876,303)	(11,251,873)	(1,332,322)	(16,428,957)
Net increase (decrease)	(577,032)	$(7,417,836)	(215,397)	$(2,706,434)
Small Company Opportunities Fund
Sold	341,905	$5,436,693	659,991	$9,995,884
Issued as reinvestment of dividends	-	-	512,750	7,774,755
Redeemed	(265,833)	(4,243,695)	(451,995)	(6,811,976)
Net increase (decrease)	76,072	$1,192,998	720,746	$10,958,663

6.  Federal Income Tax Information   At June 30, 2006, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Inflation-Protected Bond Fund	$216,853,963	$-	$(10,728,291)	$(10,728,291)
Enhanced Index Core Equity Fund	47,281,243	1,060,617	(1,062,967)	(2,350)
Small Cap Equity Fund	84,810,668	4,823,549	(624,243)	4,199,306
Small Company Opportunities Fund	70,662,256	15,525,277	(2,124,729)	13,400,548

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Inflation-Protected Bond Fund	$6,722,180	$8,199	$6,546	$24,207
Enhanced Index Core Equity Fund	227,584	582,309	332,445	-
Small Cap Equity Fund	237,066	3,874,836	621,770	-
Small Company Opportunities Fund	-	6,625,077	1,149,678	-

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain / (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation*
Inflation-Protected Bond Fund	-	-	(26,673)	$(2,875,764)
Enhanced Index Core Equity Fund	-	103,730	(1,180)	739,467
Small Cap Equity Fund	-	352,231	(8,617)	21,427,556
Small Company Opportunities Fund	730,531	1,231,710	(3,102)	11,201,286

* Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

46

Notes to Financial Statements (Continued)

Pursuant to Section 852 of the Internal Revenue Code, the following Funds have designated capital gain dividends for the year ended December 31, 2005:

Long Term Capital Dividend
Inflation-Protected Bond Fund	$8,199
Enhanced Index Core Equity Fund	582,309
Small Cap Equity Fund	3,874,836
Small Company Opportunities Fund	6,625,077

The following Funds elected to defer to January 1, 2006 post-October losses:

Amount
Inflation-Protected Bond Fund	$23,473

7.  Proxy Voting (Unaudited)  A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

8.  Quarterly Reporting (Unaudited)  The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

9.  Trustees' Approval of Investment Advisory Contracts (Unaudited)  At a meeting held on February 23, 2006, the Trustees, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser or Sub-Advisers (the "Independent Trustees"), approved the termination of the existing Sub-Advisory Agreements with Babson Capital Management LLC ("Babson Capital") for the Small Cap Equity Fund and the Small Company Opportunities Fund (the "Prior Sub-Advisory Agreements"). In coming to this recommendation, the Trustees considered the recent performance and investment style of each Fund, as well as an internal restructuring that was taking place at Babson Capital. Babson Capital, an indirect, wholly-owned subsidiary of MassMutual and sub-adviser to numerous equity and fixed-income investment options for MassMutual's proprietary mutual funds, including the Trust, had announced a plan to sharpen its business focus and concentrate on the core investment areas that provide the greatest opportunity for growth. As a result of this internal restructuring, it was proposed that a change in sub-adviser occur with respect to certain Babson Capital sub-advised mutual funds in the Trust, so that OppenheimerFunds Inc. ("OFI") could become the sub-adviser. OFI is a majority-owned, indirect subsidiary of MassMutual.

In addition to approving the termination of the Prior Sub-Advisory Agreement for each Fund, the Trustees unanimously approved interim Sub-Advisory Agreements between the Adviser and OFI (the "Interim Sub-Advisory Agreements"), pursuant to Rule 15a-4 under the Investment Company Act. In general, a mutual fund cannot enter into a new advisory agreement unless the shareholders of that fund vote to approve that agreement. Rule 15a-4, however, allows a fund to operate under an interim advisory agreement during the period between the termination of a prior advisory agreement and the date on which the requisite shareholder approval is obtained for a new advisory agreement. The compensation to be received by OFI under the Interim Sub-Advisory Agreements was the same compensation as

47

Notes to Financial Statements (Continued)

would have been received by Babson Capital under the Prior Sub-Advisory Agreements, as required by Rule 15a-4.

On April 1, 2006, the Prior Sub-Advisory Agreements for the Small Cap Equity Fund and the Small Company Opportunities Fund terminated, and the Interim Sub-Advisory Agreements with OFI became effective.

At their meeting on February 23, 2006, the Trustees also approved final Sub-Advisory Agreements for the Funds with OFI (the "New Sub-Advisory Agreements"). The Interim Sub-Advisory Agreements could not have a term of more than 150 days after the termination of the Prior Sub-Advisory Agreement and thus would have expired on the earlier of (i) 150 days from the termination date or (ii) the date on which the New Sub-Advisory Agreements were approved by a "majority" of the Fund's outstanding voting securities (as such term is defined in the 1940 Act). Upon shareholder approval of the New Sub-Advisory Agreements, each Interim Sub-Advisory Agreement would terminate pursuant to its terms, and the relevant New Sub-Advisory Agreement would become effective.

In approving the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's Sub-Advisory Agreement as in effect from year to year. The Trustees considered information about, among other things: OFI and its respective personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process; the terms of the relevant advisory agreement (in this case, the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements); the scope and quality of services that OFI would provide to the Funds; the investment performance of OFI; the advisory fee rates payable to OFI by the Adviser and by other funds and client accounts managed or sub-advised by OFI, and payable by similar funds managed by other Advisers; the estimated change in profitability of the Funds to the Adviser; and OFI's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to OFI. The Trustees did not generally review the profitability of OFI based on the fact that the sub-advisory fees were paid by the Adviser and on the conclusion that, accordingly, the sub-advisory fees were being negotiated at arm's length.

Based on the foregoing, the Trustees concluded that the investment process, research capability and philosophy of OFI would be well suited to each Fund, given its investment objective and policies.

Following their review, the Trustees determined that the terms of the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements were fair and reasonable with respect to the Funds and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements.

Prior to the votes being taken to approve the New Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Sub-Advisory Agreements were approved by each Fund's respective shareholders and took effect on April 13, 2006.

48

Notes to Financial Statements (Continued)

At a meeting held on May 2, 2006, the Board of Trustees of the Trust, including the Independent Trustees, approved Advisory Agreements for each of the Small Cap Equity Fund and Small Company Opportunities Fund and the Advisory Agreements and Sub-Advisory Agreements for each of the Inflation-Protected Bond Fund and Enhanced Index Core Equity Fund (each a "Fund" and collectively, the "Funds"). Approval was not needed for the Sub-Advisory Agreements with OFI for the Small Cap Equity Fund and the Small Company Opportunities Fund because these agreements were approved on February 23, 2006, as discussed above. In preparation for the meeting, the Trustees requested, and the Adviser and Sub-Advisers provided in advance of the meeting, certain materials relevant to the consideration of the Advisory Agreements and Sub-Advisory Agreements. The Trustees also requested, and received in advance of the meeting, a fee study report with respect to each Fund prepared by an independent third-party vendor (the "Third-Party Report"). The Third-Party Report presented information concerning advisory fees, total expense ratios and investment performance that compared the Funds to a peer group identified by the third-party vendor. The Trustees also received in board materials in advance of the meeting, memoranda prepared by counsel to the Independent Trustees addressing their duties and responsibilities in approving the Advisory Agreements and Sub-Advisory Agreements, including identification of types of information relevant to such consideration.

Representatives of the third-party vendor preparing the Third-Party Report requested by the Trustees were present for a portion of the meeting and made a presentation to the Trustees with respect to this Report. Such representatives also addressed questions posed by the Trustees concerning the Report. At the meeting, representatives of the Adviser made an extensive presentation concerning the Adviser's operations and capabilities as well as the investment strategy to be pursued by each Fund and each Sub-Adviser's capabilities in managing such a strategy.

In approving the Advisory Agreements, the Trustees took note of the fact that the Adviser would delegate substantially all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to the relevant Sub-Advisers. The Trustees examined the Adviser's ability to provide investment oversight, administrative and shareholder services to the Funds. The Trustees also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Funds and the needs of the Funds for administrative and shareholder services. Based on the above, the Trustees concluded that the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreements.

The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds. Such factors included (i) the ability of the Adviser to monitor the operations and performance of each Fund's Sub-Adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the Funds. The Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were satisfactory, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Advisory Agreements.

The Trustees took into account not only the actual dollar amount of fees to be paid by the Funds to the Adviser, but also took into account the estimated profitability of the Funds to the Adviser, including the affiliated Sub-Advisers' profitability, and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Funds. The Trustees also reviewed the performance of each Fund for the past one, three and five-year periods, as applicable.Based on the foregoing, the Trustees concluded that the fees to be paid to the Adviser under the Advisory Agreements and the Funds' total expenses were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

49

Notes to Financial Statements (Continued)

In approving the Sub-Advisory Agreements with respect to the Funds, the Trustees considered a wide range of information about, among other things: each Sub-Adviser and its personnel with responsibilities for providing services to the respective Fund; the terms of the Sub-Advisory Agreements; the scope and quality of services to be provided to each Fund under the Sub-Advisory Agreements; and the fees payable to each Sub-Adviser by the Adviser. The Trustees were informed that the sub-advisory fees were negotiated at arm's length. The Trustees were also informed that each Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by each Sub-Adviser in advising other accounts that it advises. Conversely, research services furnished to each Sub-Adviser in connection with other accounts each Sub-Adviser advises may be used by a Sub-Adviser in advising the Funds.

Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of each Sub-Adviser would be well suited to each Fund, given their investment objectives and policies.

Following their review, the Trustees determined that the terms of the Advisory Agreements and Sub-Advisory Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreements and the Sub-Advisory Agreements.

Prior to the votes being taken to approve the Advisory Agreements and Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

10.  Special Meeting of Shareholders (Unaudited)  A Special Meeting of Shareholders of MML Small Cap Equity Fund and MML Small Company Opportunities Fund, each a series of MML Series Investment Fund II, was held on April 13, 2006. Notice of the meeting, and a Proxy Statement, were distributed on or about March 17, 2006 to shareholders of record as of February 21, 2006. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1: To approve the proposed sub-advisory agreements between Massachusetts Mutual Life Insurance Company and OppenheimerFunds, Inc. with respect to the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund.

Proposal 1:	Shares	Shares For	% of shares voted	Against	% of shares voted	Abstain	% of shares voted
MML Small Cap Equity Fund	7,473,026.12	7,189,983.80	96.212	115,597.99	1.547	167,444.33	2.241
MML Small Company Opportunities Fund	4,931,701.92	4,910,736.51	99.575	2,876.43	0.058	18,088.99	0.367

50

Other Information (Unaudited)

Fund Expenses June 30, 2006

Expense Examples	The following information is in regards to expenses for the six month period ended June 30, 2006:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended June 30, 2006.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

51

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended June 30, 2006, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Inflation-Protected Bond Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$989.00	$3.01
2) Hypothetical	1,000.00	1,021.77	3.06

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.61%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Enhanced Index Core Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,028.70	$3.32
2) Hypothetical	1,000.00	1,021.52	3.31

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.66%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,037.00	$3.59
2) Hypothetical	1,000.00	1,021.27	3.56

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Company Opportunities Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,069.60	$5.70
2) Hypothetical	1,000.00	1,019.29	5.56

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 1.11%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

52

©2006 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540_II 906

MML Series Investment Fund II

Semi-Annual Report
for the period ended
June 30, 2006

MML Money Market Fund

MML Managed Bond Fund

MML Blend Fund

MML Equity Fund

INVEST

INSURE

RETIRE

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MML Money Market Fund	13

MML Managed Bond Fund	15

MML Blend Fund	23

MML Equity Fund	35

Statement of Assets and Liabilities	38

Statement of Operations	39

Statement of Changes in Net Assets	40

Financial Highlights	41

Notes to Financial Statements	45

Other Information (Unaudited)	64

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund II Report – President's Letter to Shareholders

To Our Shareholders

June 30, 2006

David O'Leary

While the recent weakness in the stock and bond markets was highly anticipated given the rally over the past three years, it does provide investors with an excellent opportunity to check in with their financial representative. MassMutual believes that individuals who diversify their investments can help to reduce their investment losses and increase their total returns—potentially increasing the likelihood of reaching their financial goals.

Stocks outpace bonds for the year-to-date period

The first half of 2006 was characterized by two very different periods for equities – with the first quarter showing strong results followed by losses in the second quarter. During the entire six month period, most of the major indices posted positive returns. On a year-to-date basis, the Dow Jones Industrial AverageSM (The Dow)*, which measures blue-chip activity, returned 4.04% and the S&P 500® Index, a broad measure of U.S. large-cap stocks, gained 2.70% for the period. The technology-laden Nasdaq Composite® Index (Nasdaq) lost 1.51%, as tech stocks lost more ground in the second quarter than they gained during the first three months. The clear outperformer, however, was the MSCI® EAFE® Index, a benchmark for foreign stocks that advanced 10.16% during the first half of the year.

In the bond market, the Lehman Brothers® Aggregate Bond Index, which measures the U.S. investment-grade fixed-income markets, returned -0.72% for the six-month period ended June 30, 2006. Investors in this market segment continued to face the challenges posed by a Federal Reserve (Fed) that remained in a tightening mode—raising the federal funds target rate in 0.25% increments four times—from 4.25% at the start of the first quarter to 5.25% at the end of June.

Turning to the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices. Against this backdrop, foreign stocks continued to outperform their U.S.-based counterparts.

As early estimates placed first quarter economic growth around the robust level of 5.0%, bond yields rose and prices fell. While, the official Gross Domestic Product (GDP) for the first quarter came in at 4.8%, it was ahead of the long-term growth rate of 3.5%. Inflationary pressures at the wholesale level were also somewhat stronger than expected, as the core Producer Price Index—excluding food and energy—ticked up by 0.4% in January and 0.3% in February. (Rising inflation tends to drive bond prices lower.) The period featured two hikes in short-term interest rates by the Fed, and longer-term rates also rose during the quarter. Consequently, the Lehman Brothers Aggregate Bond Index fell slightly.

The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty, caused in part by global unrest and rising oil prices, led many of the markets lower. In fact, the Dow was the only domestic equity benchmark to post a return in positive territory, advancing 0.37%. Even the first quarter's clear winner, foreign stocks, only produced 0.70% gain, as measured by the MSCI EAFE Index—aided in part by a weaker U.S. dollar.

Meanwhile, with rising inflation and interest rates making headlines, bond prices remained on the defensive during the second quarter. Treasuries and higher-quality corporate bonds struggled against rising yields across all maturities. Bond prices in the longer maturities were particularly weak. As a result, the Lehman Brothers Aggregate Bond Index ended the quarter just below the break-even mark, returning -0.08%.

A look at the recent market volatility

The stock market recovery of the past few years can be divided into two phases. First, there was a period of strongly advancing share prices for roughly a year following the March 2003 lows, as investors were cheered by early military success in Iraq and signs that the U.S. economy was finally on the mend after a prolonged bear market in stocks. A key player in this recovery was former Fed chairman

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund II Report – President's Letter to Shareholders (Continued)

Alan Greenspan, who from early 2001 through November 2002, advocated the Fed's strategy to progressively lower the target federal funds rate from 6.50% to 1.25%—a level unseen for decades. One final 0.25% cut would follow near the end of June 2003, while the economic rally was still in motion.

Naturally, short-term interest rates could not remain at 1.00% forever. In June 2004, Mr. Greenspan began raising rates again, employing a methodical, gradual approach to "removing policy accommodation," which appeared to calm investors' nerves. As a result, stock prices trended irregularly higher for almost the next two years. With the economy growing at a healthy, sustainable pace and short-term interest rates on track to return to merely a neutral level, there was a lot for investors to like about the financial environment. The stock market, of course, generally likes predictability and dislikes uncertainty.

Nevertheless, a few storm clouds dotted the horizon. Most notably, these included the rapid escalation of crude oil prices, which exceeded $70 at the end of June 2006—and significant rallies in commodity prices, such as copper and gold, suggesting the possibility of worsening inflation on the horizon. For quite a while, though, it seemed as though the economy and the stock market were holding together nicely in the face of the twin threats of advancing commodity prices and rising interest rates.

So what happened to change things in the more recent environment? For one thing, inflation crept up to levels the Fed considers unacceptable. At the same time, near the end of May, there were signs that the Fed's credit-tightening moves were beginning to slow the economy. Central bank officials have stated numerous times that interest rate policy in the immediate future will be determined by economic data, rather than by the previous agenda of removing the stimulative monetary conditions that brought the economy out of recession. However, the conundrum facing the Fed under Ben Bernanke, Mr. Greenspan's successor, was—and is—what to do when the data give conflicting signals. All of this could add up to uncertainty—and, in all likelihood, increased volatility in the financial markets—at least, until additional information clarifies the situation.

Outlook

The second quarter's weakness in the stock and bond markets is not unusual. Periods of underperformance can, however, serve as a timely reminder to check in with your financial representative, who can help you assess your comfort level with your current investment strategy—or identify any changes you would like to implement. MassMutual believes investors should consider taking a long-term perspective and employing a strategy of diversification among investment types. Although proper diversification cannot prevent losses, its long-term effect has tended to be a reduction in losses and an increase in total returns. By helping smooth out the peaks and valleys of investing, diversification can help you to stay the course and may increase the likelihood that you'll reach your financial goals.

David O'Leary
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 7/1/06 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Money Market Fund – Portfolio Manager Report

What is the investment objective of the MML Money Market Fund?
   This Fund seeks to achieve high current income, preserve capital and maintain liquidity. These objectives are of equal importance. The Fund invests primarily in high-quality debt instruments that have a remaining maturity of no more than 397 days.

How did the Fund perform during the six months ended June 30, 2006?
   The Fund's shares returned 2.07%, in line with the 2.06% return of the Lipper Taxable Money Market Fund Index, an unmanaged index of taxable money market mutual funds.

What was the investment background during the period?
   Fixed-income investors were glad to see the first quarter of 2006 come to a close, since bonds significantly underperformed stocks during the period. Coming out of 2005, many bond investors had anticipated clearer signs of a softening economy, which could bring an end to the Federal Reserve (Fed) tightening regime that began in June 2004. Instead, February and March brought a wave of firm economic indicators, suggesting that the Fed would continue with its policy of interest rate increases.

During the second quarter of 2006, fixed-income and equity investors alike were reminded of the power of interest rates. During this time, speculation regarding inflation and economic growth and their collective impact on future Fed actions continued to put a damper on investor sentiment. Because many fixed-income investors were encouraged by Fed language that had suggested a near end to interest rate hikes, there was a comfort level in adding to risk – consequently, lower-quality credits benefited. By May, however, sentiment shifted when it became apparent that further Fed tightening would occur. On June 29, the Fed again raised rates, for the 17th consecutive time, to 5.25%. There was, however, an investment "silver lining" wrapped around the rate increase, since the statement accompanying the Federal Open Market Committee (FOMC) action pledged to view any future tightening implicitly on the data and evolution of inflation and economic growth. This signaled the emergence of perhaps a more positive Fed outlook. If the economy continues to slow, as most expect, June 29 may mark one of the last rate increases in the near term.

What factors contributed to the Fund's performance?
   As a result of investors' continued appetite for yield, spread sectors outperformed Treasuries in the first quarter. Corporate bonds, particularly high yield, were boosted by muted default levels, a strong U.S. economy and robust equity performance. Mortgages, supported by strong demand and relatively low volatility, also performed positively.

In the second quarter, high-yield and asset-backed securities underperformed investment-grade corporates, which were weak. Additionally, the intermediate component of the Treasury sector was fairly strong, while mortgages remained flat. Lower-quality credits did well during the period, buoyed by investors' appetite for risk in the first half of the period. International markets, meanwhile, meaningfully shed some of the outsized gains they had experienced earlier in the year.

What is your outlook?
   Bond investors have faced numerous challenges since the Fed initiated its tightening stance in June 2004. Since that time, the federal funds rate has risen from 1.00% to 5.25% (as of June 29, 2006). While it is difficult to predict precisely when the Fed will stop raising interest rates, other factors – such as oil prices, inflation, and geopolitical unrest – will affect both equity and bond investors alike throughout the remainder of 2006. Despite this uncertainty, we believe we have positioned the Fund to meet a wide variety of the possible challenges that bond investors may face in the months ahead.

MML Money Market Fund – Portfolio Manager Report (Continued)

MML Money Market Fund

Asset Allocation

(% of Net Assets) on 06/30/06

Commercial Paper	89.4%
Other Short-Term Debt	14.1%
Other Assets and Liabilities	(3.5)%
100.0%

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index.

MML Series Investment Fund II
Total Returns

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Ten Year Average Annual 7/1/96 - 6/30/06
MML Money Market Fund	2.07%	3.68%	1.76%	3.46%
Lipper Taxable Money Market Fund Index	2.06%	3.68%	1.76%	3.45%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MML Managed Bond Fund – Portfolio Manager Report

What is the investment objective of the MML Managed Bond Fund?
   This Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed-income debt securities.

How did the Fund perform during the six months ended June 30, 2006?
   The Fund's shares returned –0.79%, moderately underperforming the –0.72% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

What was the investment background during the period?
   Fixed-income investors were glad to see the first quarter of 2006 come to a close, since bonds significantly underperformed stocks during the period. Coming out of 2005, many bond investors had anticipated clearer signs of a softening economy, which could bring an end to the Federal Reserve (Fed) tightening regime that began in June 2004. Instead, February and March brought a wave of firm economic indicators, suggesting that the Fed would continue with its policy of interest rate increases.

During the second quarter of 2006, fixed-income and equity investors alike were reminded of the power of interest rates. During this time, speculation regarding inflation and economic growth and their collective impact on future Fed actions continued to put a damper on investor sentiment. Because many fixed-income investors were encouraged by Fed language that had suggested a near end to interest rate hikes, there was a comfort level in adding to risk – consequently, lower-quality credits benefited. By May, however, sentiment shifted when it became apparent that further Fed tightening would occur. On June 29, the Fed again raised rates, for the 17th consecutive time, to 5.25%.

What factors contributed to the Fund's performance?
   Due to investors' continued appetite for yield, spread sectors outperformed Treasuries in the first quarter. Corporate bonds, particularly high yield, were boosted by muted default levels, a strong U.S. economy and robust equity performance. Mortgages, supported by strong demand and relatively low volatility, also performed positively. During this timeframe, the Fund benefited from its exposure to corporate credits, which continued to outperform Treasuries. Detracting from results, however, was the Fund's underweight position in mortgages. Despite this, the Fund's mortgage composition added value during the period.

During the second quarter, investment-grade corporates were weak, while high-yield and asset-backed securities outperformed. Additionally, the intermediate component of the Treasury sector was fairly strong, while mortgages remained flat. Lower-quality credits did well during the period, buoyed by investors' appetite for risk in the first half of the period. International markets, meanwhile, meaningfully shed some of the outsized gains they had experienced earlier in the year. During this time, the Fund made a conscious effort to reduce risk by trimming its corporate bond weightings. This, ultimately, added value during the period. The Fund also moved to higher-quality corporate issues, which detracted modestly from results, as lower-quality corporate bonds outperformed. The Fund's underweight position in mortgages also added value during the period, as mortgage performance was flat to negative. Additionally, selection within the mortgage sector was positive.

What is your outlook?
   The Fund's move to higher-quality corporate issues should position the portfolio well, as we believe the slowdown in the economy will continue – and because corporate managements have become increasingly biased toward their equity investors.

Furthermore, the Fund has adopted a more duration-neutral stance from its previous barbell structure. (With a barbell investment strategy, a Fund's bond holdings are in both very short-term and long-term maturities.) Fund management believes that this shift in investment strategy should benefit the Fund when the Fed ultimately relinquishes its tightening stance.

MML Managed Bond Fund – Portfolio Manager Report (Continued)

MML Managed Bond Fund

Quality Structure

(% of Net Assets) on 06/30/06

U.S. Governments, Aaa/AAA	65.5%
Aa/AA	2.0%
A	8.9%
Baa/BBB	16.6%
Ba/BB	5.7%
B	0.2%
Short-Term Investments and Other Assets and Liabilities	1.1%
100.0%

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund and the Lehman Brothers Aggregate Bond Index.

MML Series Investment Fund II
Total Returns

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Ten Year Average Annual 7/1/96 - 6/30/06
MML Managed Bond Fund	–0.79%	–0.79%	4.81%	5.97%
Lehman Brothers Aggregate Bond Index	–0.72%	–0.81%	4.97%	6.22%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

MML Blend Fund – Portfolio Manager Report

What is the investment objective of the MML Blend Fund?
   This Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

How did the Fund perform during the six months ended June 30, 2006?
   The Fund's shares returned 1.82% – trailing the 2.25% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. In addition, the Fund outpaced the –0.72% return of the Lehman Brothers® Aggregate Bond Index (an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index), but underperformed the 2.70% advance of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies.

What was the investment background during the period?
   U.S. equity markets surged upward in the first quarter of 2006, with small-cap stocks leading the way. Dominating equity and bond market concerns was the lingering question of interest rates and, more specifically, the ideal level for balancing inflation risks against sustainable economic growth. A wave of firm economic indicators during the quarter, highlighted by employment numbers, suggested to the investment community that the Federal Reserve (Fed) would continue raising short-term interest rates – a stance that the central bank has held since June 2004.

During the second quarter, the Fed increased the federal funds rate for the 17th consecutive time. The current tightening regime has taken this key interest rate from 1.00% in May of 2004 to 5.25% at the end of June 2006. In a bit of a turnaround, however, the Fed shifted its economic assessment in the second quarter from "balanced" (where it had been for the first 15 increases) to "data dependent" for the 16th and 17th increases. Market participants interpreted this as a sign that the Fed could be near the end of its tightening cycle.

How did the Fund's stock segment of the portfolio perform?
   During the first quarter, the Fund's stock component benefited from its exposure to volatile, low-quality stocks and exposure to late cycle growth. During the period, value strategies struggled. Share buyback and low capital spending were also very weak factors during the quarter. On the positive side, momentum strategies fared the best and portfolio holdings benefited from earnings surprises, price momentum and incremental earnings growth. In addition, the Fund's exposure to smaller-capitalization names won out over its larger-cap investments.

During the second quarter, the market gyrations caused by Fed activity caused two things to happen. First, growth strategies underperformed, as the market started to distrust higher growth rates; instead favoring steady, but low, growth rates (e.g., utilities). Second, momentum strategies underperformed, as the market began to discount a change in its current cycle. The Fund has favored growth strategies, although this strategy proved unprofitable in the second quarter. Conversely, what did work for the Fund were value strategies, as the traditional outperformance of value at the late portion of the business cycle held true to form.

How did the bond portfolio perform?
   The bond component of the Fund benefited from its exposure to corporate credits, which continued to outperform Treasuries. The Fund did hold residual exposure to automotive issues in the corporate sector. Although this added some measure of volatility, it did not detract from results, as the automotive sector staged a late-quarter rally in March. Detracting from results was the Fund's underweight position in mortgages which, like corporates, outperformed Treasuries. Despite this, the Fund's mortgage composition, specifically its ownership of securities not included in the benchmark, added value during the period.

Turning to the second quarter, the Fund made a conscious effort to reduce risk by trimming corporate bond weightings. This added value during the period. The Fund also moved to higher-quality corporate issues. This modestly hampered results, as lower-quality corporate bonds outperformed. The Fund's underweight position in mortgages also added value during the period, as mortgage performance was flat to negative. Additionally, selection within the mortgage sector was positive.

MML Blend Fund – Portfolio Manager Report (Continued)

What is your outlook?
   The Fund's move to higher-quality corporate issues should position the portfolio well, as we believe the slowdown in the economy will continue – and because corporate managements have become increasingly biased toward their equity investors. Furthermore, the Fund has adopted a more duration-neutral stance from its previous barbell structure. (With a barbell investment strategy, a Fund's bond holdings are in both very short-term and long-term maturities.)

We believe that we are at the point in the business cycle where the market is reacting substantially to all news and indications from the Fed. Adding an additional measure of uncertainty to the game is a new lead player, Fed Chairman Ben Bernanke. While we cannot predict the outcome as yet, the situation is risky enough, on both the upside and the downside, that we believe a neutral stance is warranted.

MML Blend Fund – Portfolio Manager Report (Continued)

MML Blend Fund

Asset Allocation

(% of Net Assets) on 06/30/06

Common Stocks	60.2%
Bonds	30.9%
Purchased Options	0.1%
Rights	0.0%
Futures	(0.0)%
Short-Term Investments and Other Assets and Liabilities	8.8%
100.0%

MML Blend Fund

Largest Stock Holdings (6/30/06)

Exxon Mobil Corp.

General Electric Co.

Citigroup, Inc.

Pfizer, Inc.

Chevron Corp.

Bank of America Corp.

International Business Machines Corp.

Cisco Systems, Inc.

Microsoft Corp.

Hewlett-Packard Co.

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund and the corresponding indices.

MML Series Investment Fund II
Total Returns

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Ten Year Average Annual 7/1/96 - 6/30/06
MML Blend Fund	1.82%	5.84%	3.71%	5.32%
Lehman Brothers Aggregate Bond Index	–0.72%	–0.81%	4.97%	6.22%
Lipper Balanced Fund Index	2.25%	7.03%	4.31%	7.34%
S&P 500 Index	2.70%	8.62%	2.49%	8.32%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

MML Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Fund?
   This Fund's primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

How did the Fund perform during the six months ended June 30, 2006?
   The Fund's shares returned 3.49%, outpacing the 2.70% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   U.S. equity markets surged upward in the first quarter of 2006, with small-cap stocks leading the way. Investor optimism prevailed despite high oil prices, the prospects of further interest rate increases and a softening housing market. Value stocks outperformed their growth counterparts during this period, and all sectors were in the positive column. Even the energy sector, which outpaced all other sectors in 2005, was in line with other industries during the first quarter, albeit toward the high end of the range. Telecommunications stocks gained, as the proposed AT&T/BellSouth merger fueled speculation of further industry consolidation. However, consumer cyclicals lagged as troubles in the U.S. auto industry grew.

After much turbulence, the S&P 500 Index ended the second quarter down 1.4%, reducing its gain for the first six months to 2.7%. While this was not a significant quarterly drop by historical standards, the mid-quarter rout came as a shock to investors after an extended period of strong markets and low volatility. In this period of decline, value stocks outperformed, while growth issues were in negative territory. Sector performance was mixed, with no clear theme. Housing-related, technology and capital equipment stocks fell the most in the quarter. Conversely, energy and industrial-resource stocks finished the quarter in positive territory, rebounding from their steep declines during the worst of the market downdraft in May and early June. Utilities and consumer-staples also posted gains.

What factors contributed to the Fund's performance?
   In the first quarter of 2006, the Fund's returns relative to the S&P 500 Index (the benchmark) were fueled by the Fund's positioning within the energy and technology sectors. In energy, offshore drillers Diamond Offshore Drilling, GlobalSantaFe and Rowan gained, as major oil producers continued to spend heavily on exploration. Our stake in Marathon Oil also added value, as shares of the integrated energy company moved higher on surging oil prices and refining margins. In technology, Corning was a key contributor, as the company continued to benefit from robust demand for high-end LCD televisions. On the other hand, the Fund's relative returns were hurt by our stock selection within the financials sector, as several of the Fund's insurance holdings declined on disappointing pricing. Our research suggests that these concerns are excessive; consequently, we continue to find the stocks attractively valued. Our stock selection in industrial resources and consumer staples also detracted from the Fund's first quarter results. Finally, many of our auto parts holdings hampered performance, as underperformance in that industry continued.

In the second quarter, the portfolio's progress was stymied by stock selection within the energy sector, particularly our positions in first quarter winners Rowan, Diamond Offshore Drilling and GlobalSantaFe. These offshore drillers fell in tandem with natural gas prices, which dropped due to above-normal natural gas inventories resulting from an unseasonably warm winter. Our research, however, continues to suggest strong earnings growth for offshore drillers, as we expect major oil producers to continue increasing their spending. The information technology sector was also weak during this timeframe. On the positive side, contributing to returns during the second quarter was stock selection within the consumer growth sector, particularly our position in CBS, which rose after the company reported favorable television ratings. Additionally, CBS sold Paramount Parks for a higher-than-expected price and plans to invest the proceeds in share buybacks. Also propelling returns was the Fund's overweight position versus the benchmark in the housing-related sector, which fell on a slowing U.S. housing market. Finally, additional positive contributions stemmed from our exposure to the financial and consumer discretionary sectors.

MML Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?
   It is impossible to predict with any certainty whether or not the volatility that the equity markets have experienced in the first six months of 2006 is nearing an end. Numerous forces will continue to influence the direction that the market takes moving forward – such as oil prices, inflation, geopolitical unrest and Federal Reserve policy. We believe, however, that we have positioned the Fund to be ready to handle the wide array of market conditions that investors may face throughout the remainder of the year.

MML Equity Fund

Industry Table

(% of Net Assets) on 06/30/06

Banking, Savings & Loans	20.1%
Energy	10.9%
Insurance	8.9%
Commercial Services	5.8%
Pharmaceuticals	5.6%
Prepackaged Software	4.8%
Broadcasting, Publishing & Printing	4.8%
Telephone Utilities	4.6%
Financial Services	4.6%
Aerospace & Defense	4.6%
Electric Utilities	4.4%
Tobacco	4.1%
Foods	2.5%
Computer Integrated Systems Design	2.1%
Chemicals	1.4%
Retail	1.4%
Electrical Equipment & Electronics	1.3%
Cosmetics & Personal Care	0.9%
Entertainment & Leisure	0.6%
Communications	0.6%
Industrial — Diversified	0.6%
Automotive & Parts	0.6%
Computers & Office Equipment	0.5%
Metals & Mining	0.5%
Autos & Housing	0.5%
Apparel, Textiles & Shoes	0.4%
Transportation	0.4%
Restaurants	0.3%
Beverages	0.3%
Computers & Information	0.3%
Containers	0.2%
Household Products	0.2%
Forest Products & Paper	0.2%
Toys, Games	0.1%
Healthcare	0.1%
Advertising	0.1%
Machinery & Components	0.0%
Short-Term Investments and Other Assets and Liabilities	0.7%
100.0%

MML Equity Fund

Largest Stock Holdings (6/30/06)

Exxon Mobil Corp.

Siemens AG Sponsored ADR (Germany)

Bank of America Corp.

Altria Group, Inc.

UBS AG

United Technologies Corp.

Wachovia Corp.

Capital One Financial Corp.

Everest Re Group Ltd.

Pfizer, Inc.

MML Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund and the S&P 500 Index.

MML Series Investment Fund II
Total Returns

	Year to Date 1/1/06 - 6/30/06	One Year 7/1/05 - 6/30/06	Five Year Average Annual 7/1/01 - 6/30/06	Ten Year Average Annual 7/1/96 - 6/30/06
MML Equity Fund	3.49%	7.67%	3.32%	5.88%
S&P 500 Index	2.70%	8.62%	2.49%	8.32%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

MML Money Market Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 103.5%
Certificates of Deposit — 2.4%
Citizens Bank 5.500% 08/01/2006	$2,500,000	$2,510,895
Commercial Paper — 89.4%
American General Finance Corp. 4.990% 07/14/2006	2,550,000	2,545,405
American Honda Finance Corp. 5.080% 07/27/2006	2,575,000	2,565,553
Amsterdam Funding Corp. 5.260% 08/10/2006	2,020,000	2,008,194
Bankamerica Corp. 5.270% 09/12/2006	2,291,000	2,266,518
Becton, Dickinson & Co. 5.220% 08/07/2006	757,000	752,939
Becton, Dickinson & Co. 5.230% 08/02/2006	1,759,000	1,750,823
Beethoven Funding Corp. 5.040% 07/06/2006	1,604,000	1,602,877
Beethoven Funding Corp. 5.250% 07/28/2006	715,000	712,185
Bryant Park Funding LLC 5.210% 09/15/2006	2,401,000	2,374,592
Caterpillar, Inc. 5.190% 07/14/2006	1,863,000	1,859,508
CIT Group, Inc. 5.050% 07/31/2006	1,565,000	1,558,414
CIT Group, Inc. 5.090% 11/01/2006	998,000	980,644
Coca-Cola Enterprise 5.200% 07/20/2006	1,972,000	1,966,588
Colgate Palmolive 5.200% 07/18/2006	2,370,000	2,364,180
DaimlerChrysler Revolving Auto Conduit LLC 5.060% 07/06/2006	1,350,000	1,349,051
DaimlerChrysler Revolving Auto Conduit LLC 5.120% 08/01/2006	1,200,000	1,194,709
Falcon Asset Securitization Corp. 4.940% 07/17/2006	2,748,000	2,741,967
FCAR Owner Trust 5.280% 08/08/2006	2,600,000	2,585,509

	Principal Amount	Market Value
General Dynamics 5.130% 08/15/2006	$2,570,000	$2,553,520
General Electric 5.070% 08/16/2006	2,580,000	2,563,286
Goldman Sachs Group, Inc. 4.770% 10/31/2006	1,159,000	1,140,265
Goldman Sachs Group, Inc. 4.780% 10/31/2006	1,616,000	1,589,823
Govco, Inc. 4.930% 07/10/2006	1,371,000	1,369,310
Govco, Inc. 5.010% 07/21/2006	752,000	749,907
Harley-Davidson Funding Corp. 5.100% 07/28/2006	1,000,000	996,175
Harley-Davidson Funding Corp. 5.250% 08/14/2006	1,675,000	1,664,252
Hershey Foods Corp. 5.210% 08/18/2006	2,650,000	2,631,591
ING (US) Funding LLC 5.300% 08/08/2006	1,700,000	1,690,489
Kimberly-Clark Corp. 5.170% 07/21/2006	2,625,000	2,617,460
Kittyhawk Funding 5.260% 07/24/2006	281,000	280,056
L'Oreal USA, Inc. 5.040% 07/10/2006	1,623,000	1,620,955
L'Oreal USA, Inc. 5.240% 07/27/2006	1,000,000	996,216
McCormick & Co., Inc. 4.840% 11/28/2006	1,400,000	1,371,766
McCormick & Co.,Inc. 5.000% 11/15/2006	1,200,000	1,177,167
McGraw-Hill, Inc. 5.090% 07/12/2006	2,575,000	2,570,995
Minnesota Mining & Manufacturing 5.160% 08/22/2006	2,625,000	2,605,435
National Rural Utilities 5.270% 08/08/2006	2,675,000	2,660,119
Nestle Capital Corp. 5.140% 07/13/2006	650,000	648,886
Nestle Capital Corp. 5.200% 07/25/2006	2,000,000	1,993,067
New Center Asset Trust 5.150% 09/25/2006	2,345,000	2,316,150
Paccar Financial Corp. 5.010% 07/26/2006	2,550,000	2,541,128

	Principal Amount	Market Value
Pitney Bowes, Inc. 5.280% 07/06/2006	$1,162,000	$1,161,148
Sheffield Receivables Corp. 5.250% 08/07/2006	2,600,000	2,585,971
Sigma Aldrich Corp. 5.050% 08/01/2006	1,400,000	1,393,912
Sigma Aldrich Corp. 5.050% 08/24/2006	1,167,000	1,158,160
South Carolina Electric & Gas 5.270% 08/02/2006	1,100,000	1,094,847
South Carolina Electric & Gas 5.300% 07/19/2006	1,575,000	1,570,826
Toyota Motor Credit Corp. 5.040% 07/11/2006	2,520,000	2,516,472
United Technologies Corp. 5.250% 07/20/2006	2,675,000	2,667,588
Variable Funding Capital Corp.(a) 4.990% 07/07/2006	2,550,000	2,547,879
Wal-Mart Stores, Inc. 4.950% 07/05/2006	2,491,000	2,489,630
Wm. Wrigley Jr. Co.(a) 4.830% 07/24/2006	2,725,000	2,716,591
		95,430,698
Discount Notes — 7.3%
Federal Farm Credit Bank 4.320% 07/24/2006	628,000	626,267
Federal Farm Credit Bank 4.940% 07/05/2006	120,000	119,934
Federal Home Loan Bank 4.930% 08/04/2006	2,759,000	2,746,154
Federal Home Loan Bank 4.950% 07/21/2006	204,000	203,439
Federal Home Loan Bank 4.970% 08/16/2006	680,000	675,682
Federal Home Loan Bank 4.990% 07/28/2006	735,000	732,249
Federal Home Loan Bank 5.080% 08/11/2006	2,745,000	2,729,119
		7,832,844
U.S. Treasury Bills — 4.4%
U.S. Treasury Bill 4.680% 08/03/2006	2,545,000	2,534,082

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Bill 4.755% 08/31/2006	$160,000	$158,711
U.S. Treasury Bill 4.820% 09/07/2006	1,970,000	1,952,064
		4,644,857
TOTAL SHORT-TERM INVESTMENTS (Cost $110,419,294)		110,419,294
TOTAL INVESTMENTS — 103.5% (b)
Other Assets/ (Liabilities) — (3.5%)		(3,717,638)
NET ASSETS — 100.0%		$106,701,656

Notes to Portfolio of Investments

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to a value of $5,264,470 or 4.9% of net assets.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 0.0%
COMMON STOCK — 0.0%
Air Transportation
UAL Corp.(a) (b)	1,057	$32,788
TOTAL COMMON STOCK (Cost $0)		32,788
TOTAL EQUITIES (Cost $0)		32,788
	Principal Amount
BONDS & NOTES — 98.9%
ASSET BACKED SECURITIES — 1.8%
Financial Services
Chase Mortgage Finance Co., Series 2003-S11, Class 1A-1 5.000% 10/25/2033	$2,274,949	2,106,508
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	702,894	745,068
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 6.700% 10/25/2028	31,385	31,326
Oak Hill Credit Partners, Series 1A, Class A2 5.360% 09/12/2013	2,000,000	2,005,625
Travelers Funding Ltd., Series 1A, Class A1(c) 6.300% 02/18/2014	2,280,218	2,285,462
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A2 4.230% 02/07/2015	514,032	510,818
TOTAL ASSET BACKED SECURITIES (Cost $7,841,133)		7,684,807
CORPORATE DEBT — 32.4%
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co. 7.500% 04/15/2008	900,000	924,565

	Principal Amount	Market Value
Air Transportation — 0.0%
United Air Lines, Inc., Series 91B(a) (d) (e) 10.110% 02/19/2008	$280,958	$0
US Airways, Inc. Class B(a) (d) 7.500% 04/15/2008	869,681	10,871
		10,871
Apparel, Textiles & Shoes — 0.2%
Kellwood Co. 7.625% 10/15/2017	140,000	126,153
Kellwood Co. 7.875% 07/15/2009	240,000	239,016
Mohawk Industries, Inc., Series C 6.500% 04/15/2007	350,000	351,633
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	250,000	257,649
		974,451
Automotive & Parts — 1.0%
DaimlerChrysler North America Holding Corp. 4.050% 06/04/2008	500,000	483,428
DaimlerChrysler North America Holding Corp. 4.125% 03/07/2007	2,900,000	2,867,346
Ford Motor Co. 6.375% 02/01/2029	490,000	338,100
General Motors Corp.(b) 8.375% 07/15/2033	395,000	317,975
		4,006,849
Banking, Savings & Loans — 1.9%
Ametek, Inc. 7.200% 07/15/2008	1,495,000	1,520,808
Bank of America Corp. 3.250% 08/15/2008	500,000	476,846
Bank of America Corp. 4.250% 10/01/2010	375,000	355,624
CIT Group, Inc. 3.650% 11/23/2007	20,000	19,446
CIT Group, Inc. 3.875% 11/03/2008	1,400,000	1,346,408
CIT Group, Inc. 7.375% 04/02/2007	600,000	607,474
Kern River Funding Corp.(c) 4.893% 04/30/2018	950,400	894,250

	Principal Amount	Market Value
MBNA Corp. 4.625% 09/15/2008	$650,000	$636,392
Oak Hill Securities Fund II(c) 8.920% 10/15/2006	700,000	701,400
SLM Corp. 5.000% 10/01/2013	505,000	475,919
SLM Corp. 5.625% 08/01/2033	350,000	312,762
Wells Fargo & Co. 4.125% 03/10/2008	640,000	624,276
		7,971,605
Beverages — 0.4%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	350,000	327,032
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	740,000	755,658
Constellation Brands, Inc. 8.000% 02/15/2008	260,000	264,550
Miller Brewing Co.(c) 4.250% 08/15/2008	425,000	412,632
		1,759,872
Broadcasting, Publishing & Printing — 3.8%
Belo Corp. 6.750% 05/30/2013	1,100,000	1,096,990
Belo Corp. 8.000% 11/01/2008	555,000	577,297
Clear Channel Communications, Inc. 6.000% 11/01/2006	275,000	275,002
Comcast Cable Communications, Inc. 6.200% 11/15/2008	1,235,000	1,247,229
Comcast Cable Communications, Inc. 8.375% 05/01/2007	1,250,000	1,276,305
Cox Communications, Inc. 4.625% 01/15/2010	2,315,000	2,208,174
Cox Communications, Inc. 6.750% 03/15/2011	475,000	483,701
Cox Enterprises, Inc.(c) 4.375% 05/01/2008	750,000	725,904
Dow Jones & Co., Inc. 3.875% 02/15/2008	1,800,000	1,750,990
Knight-Ridder, Inc. 7.125% 06/01/2011	180,000	184,189
Pearson, Inc.(c) 7.375% 09/15/2006	1,000,000	1,002,831

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Rogers Cable, Inc. 5.500% 03/15/2014	$500,000	$443,750
Shaw Communications, Inc. 8.250% 04/11/2010	960,000	991,200
The Thomson Corp. 5.750% 02/01/2008	955,000	953,456
The Thomson Corp. 6.200% 01/05/2012	650,000	656,948
Time Warner, Inc. 6.150% 05/01/2007	1,390,000	1,394,768
USA Interactive 7.000% 01/15/2013	890,000	893,621
		16,162,355
Building Materials & Construction — 0.4%
Chemed Corp. 8.750% 02/24/2011	655,000	687,750
Vulcan Materials Co. 6.000% 04/01/2009	800,000	808,278
		1,496,028
Chemicals — 0.7%
Chevron Phillips Chemical Co. LLC 5.375% 06/15/2007	865,000	861,020
Cytec Industries, Inc. 5.500% 10/01/2010	475,000	461,354
ICI Wilmington, Inc. 7.050% 09/15/2007	550,000	555,557
Lubrizol Corp. 4.625% 10/01/2009	645,000	621,030
Lubrizol Corp. 5.875% 12/01/2008	425,000	424,037
Sealed Air Corp.(c) 6.875% 07/15/2033	200,000	191,159
		3,114,157
Commercial Services — 0.8%
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	350,000	326,375
Cendant Corp. 6.875% 08/15/2006	700,000	700,688
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	550,000	528,274
Ecolab, Inc. 6.875% 02/01/2011	1,100,000	1,144,131
Equifax, Inc. 4.950% 11/01/2007	500,000	492,520
		3,191,988

	Principal Amount	Market Value
Communications — 0.1%
Echostar DBS Corp.(c) 7.125% 02/01/2016	$600,000	$577,500
Computer Programming Services — 0.1%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	430,000	424,202
Computer Related Services — 0.1%
GTECH Holdings Corp. 4.500% 12/01/2009	315,000	302,841
Data Processing & Preparation — 0.1%
Certegy, Inc. 4.750% 09/15/2008	270,000	251,614
Electric Utilities — 4.1%
Allegheny Energy Supply Co. LLC(c) 8.250% 04/15/2012	385,000	409,062
Appalachian Power Co., Series G 3.600% 05/15/2008	560,000	538,531
Centerpoint Energy, Inc. Series B 5.875% 06/01/2008	1,310,000	1,307,402
Dominion Resources, Inc. 5.150% 07/15/2015	320,000	294,147
DPL, Inc. 8.250% 03/01/2007	529,000	535,595
Duke Energy Field Services Corp. 7.875% 08/16/2010	800,000	855,058
Elwood Energy LLC 8.159% 07/05/2026	496,077	536,782
Entergy Gulf States, Inc. 5.250% 08/01/2015	1,455,000	1,323,081
FirstEnergy Corp., Series A 5.500% 11/15/2006	885,000	883,950
Homer City Funding LLC 8.734% 10/01/2026	658,879	731,355
Ipalco Enterprises, Inc. 8.375% 11/14/2008	1,225,000	1,258,687
Kansas Gas & Electric Co. 5.647% 03/29/2021	425,000	400,864
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,300,000	1,247,243
Monongahela Power Co. 6.700% 06/15/2014	450,000	462,814

	Principal Amount	Market Value
Nevada Power Co., Series L 5.875% 01/15/2015	$560,000	$531,078
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	375,000	384,375
Tampa Electric Co. 5.375% 08/15/2007	875,000	869,778
Tenaska Oklahoma(c) 6.528% 12/30/2014	460,429	443,753
TransAlta Corp. 5.750% 12/15/2013	1,200,000	1,156,460
Tri-State Generation & Transmission Association, Series 2003, Class A(c) 6.040% 01/31/2018	525,000	514,966
Tri-State Generation & Transmission Association, Series 2003, Class B(c) 7.144% 07/31/2033	580,000	603,294
TXU Corp., Series P 5.550% 11/15/2014	265,000	240,359
Virginia Electric and Power Co. 5.375% 02/01/2007	660,000	658,227
Wisconsin Electric Power 3.500% 12/01/2007	845,000	820,429
		17,007,290
Electrical Equipment & Electronics — 0.6%
Anixter, Inc. 5.950% 03/01/2015	715,000	657,800
Avnet, Inc. 8.000% 11/15/2006	40,000	40,216
Cooper Industries Ltd. 5.250% 07/01/2007	1,500,000	1,486,440
Thomas & Betts Corp., Series B MTN 6.390% 02/10/2009	275,000	278,147
		2,462,603
Energy — 2.4%
Australian Gas Light Co. Ltd.(c) 6.400% 04/15/2008	850,000	855,744
Boardwalk Pipelines LLC 5.500% 02/01/2017	235,000	221,676
Chesapeake Energy Corp. 6.500% 08/15/2017	420,000	383,250
Colonial Pipeline Co.(c) 7.630% 04/15/2032	500,000	597,283

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	$1,050,000	$1,060,268
Enbridge Energy Partners LP 4.000% 01/15/2009	1,000,000	954,213
Enterprise Products Operating LP 7.500% 02/01/2011	195,000	204,626
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	150,000	145,947
Gulf South Pipeline Co. LP(c) 5.050% 02/01/2015	225,000	209,545
Kinder Morgan Energy Partners LP 5.350% 08/15/2007	1,100,000	1,086,200
Kiowa Power Partners LLC(c) 4.811% 12/30/2013	362,089	344,571
Mobil Corp. 8.625% 08/15/2021	1,000,000	1,288,847
OAO Gazprom(c) 9.625% 03/01/2013	400,000	458,500
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	475,000	456,498
Plains All American Pipeline Co. 5.625% 12/15/2013	590,000	566,966
The Premcor Refining Group, Inc. 6.750% 05/01/2014	280,000	282,819
XTO Energy, Inc. 4.900% 02/01/2014	1,000,000	918,280
		10,035,233
Entertainment & Leisure — 0.6%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	425,000	414,629
Liberty Media Corp. 3.500% 09/25/2006	1,300,000	1,292,199
Park Place Entertainment Corp. 8.500% 11/15/2006	1,000,000	1,008,905
		2,715,733

	Principal Amount	Market Value
Financial Services — 5.2%
Ahold Finance USA, Inc. 6.875% 05/01/2029	$710,000	$598,175
American General Finance Corp. 5.875% 07/14/2006	1,000,000	1,000,108
American Honda Finance Corp.(c) 3.850% 11/06/2008	850,000	816,416
Archstone-Smith Operating Trust REIT 5.000% 08/15/2007	1,200,000	1,185,420
Bombardier Capital, Inc.(c) 6.750% 05/01/2012	310,000	285,200
Caterpillar Financial Services Corp., Series F 3.625% 11/15/2007	1,340,000	1,304,341
Countrywide Home Loans, Inc. 3.250% 05/21/2008	1,150,000	1,100,305
Emerald Investment Grade CBO Ltd.(c) 5.819% 05/24/2011	581,016	581,198
ERAC USA Finance Co.(c) 6.700% 06/01/2034	730,000	721,005
ERAC USA Finance Co.(c) 6.750% 05/15/2007	2,000,000	2,007,460
Franklin Resources, Inc. 3.700% 04/15/2008	960,000	927,558
General Motors Acceptance Corp. 6.150% 04/05/2007	1,000,000	994,152
Glencore Funding LLC(c) 6.000% 04/15/2014	645,000	589,069
Household Finance Corp. 4.125% 12/15/2008	415,000	401,064
Household Finance Corp. 6.375% 10/15/2011	75,000	76,646
iStar Financial, Inc. REIT 7.000% 03/15/2008	495,000	502,857
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	190,000	185,018
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	350,000	337,436
Jefferies Group, Inc. 7.500% 08/15/2007	300,000	303,704
Kimco Realty Corp., Series B MTN 7.860% 11/01/2007	1,100,000	1,125,936

	Principal Amount	Market Value
Molson Coors Capital Finance ULC 4.850% 09/22/2010	$530,000	$510,232
Nisource Finance Corp. 3.200% 11/01/2006	570,000	565,358
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	150,000	145,500
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	490,000	494,900
Senior Housing Properties Trust REIT 8.625% 01/15/2012	125,000	132,187
Sony Capital Corp.(c) 4.950% 11/01/2006	850,000	846,249
Sprint Capital Corp. 6.900% 05/01/2019	360,000	369,858
Telecom Italia Capital SA 6.000% 09/30/2034	575,000	496,465
Textron Financial Corp., Series E 2.690% 10/03/2006	1,205,000	1,196,801
United Dominion Realty Trust, Inc. REIT Series MTN 4.300% 07/01/2007	750,000	732,005
Verizon Global Funding Corp. 7.750% 12/01/2030	250,000	269,637
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	955,000	1,025,097
		21,827,357
Food Retailers — 0.3%
Delhaize America, Inc. 9.000% 04/15/2031	455,000	498,958
SuperValu, Inc. 7.875% 08/01/2009	650,000	667,555
		1,166,513
Foods — 0.7%
General Mills, Inc. 2.625% 10/24/2006	2,000,000	1,982,198
Smithfield Foods, Inc. 7.000% 08/01/2011	1,025,000	991,687
		2,973,885

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Forest Products & Paper — 0.9%
International Paper Co. 3.800% 04/01/2008	$920,000	$888,721
Packaging Corp. of America 5.750% 08/01/2013	360,000	342,294
Rock-Tenn Co. 8.200% 08/15/2011	985,000	985,000
Sonoco Products Co. 6.500% 11/15/2013	1,500,000	1,554,985
		3,771,000
Healthcare — 0.1%
HCA, Inc. 6.950% 05/01/2012	500,000	488,065
Heavy Machinery — 1.0%
Briggs & Stratton Corp. 7.250% 09/15/2007	115,000	117,300
Briggs & Stratton Corp. 8.875% 03/15/2011	725,000	783,000
Idex Corp. 6.875% 02/15/2008	775,000	780,270
Pentair, Inc. 7.850% 10/15/2009	850,000	895,147
Timken Co. 5.750% 02/15/2010	730,000	714,471
Timken Co., Series A 6.750% 08/21/2006	600,000	599,840
Toro Co. 7.800% 06/15/2027	235,000	254,667
		4,144,695
Home Construction, Furnishings & Appliances — 0.5%
D.R. Horton, Inc. 4.875% 01/15/2010	120,000	114,198
Newell Rubbermaid, Inc. 4.000% 05/01/2010	450,000	421,151
Steelcase, Inc. 6.375% 11/15/2006	1,430,000	1,426,302
		1,961,651
Industrial – Diversified — 1.2%
American Standard, Inc. 7.375% 02/01/2008	225,000	229,181
American Standard, Inc. 7.625% 02/15/2010	800,000	835,299
Carlisle Companies, Inc. 7.250% 01/15/2007	1,100,000	1,104,437

	Principal Amount	Market Value
Dover Corp. 6.250% 06/01/2008	$750,000	$758,528
Leucadia National Corp. 7.750% 08/15/2013	2,000,000	2,040,000
		4,967,445
Insurance — 0.2%
Humana, Inc. 7.250% 08/01/2006	995,000	995,600
Lodging — 0.5%
Hilton Hotels Corp. 7.200% 12/15/2009	65,000	66,125
Hilton Hotels Corp. 7.625% 05/15/2008	460,000	469,524
MGM Mirage 6.000% 10/01/2009	360,000	350,100
MGM Mirage 6.750% 09/01/2012	100,000	96,250
MGM Mirage(c) 6.750% 04/01/2013	335,000	319,506
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	620,000	647,125
		1,948,630
Medical Supplies — 0.2%
Millipore Corp. 7.500% 04/01/2007	1,000,000	1,008,996
Metals & Mining — 0.7%
Alcan Aluminum Ltd. 6.250% 11/01/2008	800,000	808,498
Barrick Gold Corp. 7.500% 05/01/2007	2,000,000	2,027,854
		2,836,352
Oil & Gas — 0.8%
KeySpan Gas East Corp., Series A MTN 6.900% 01/15/2008	1,105,000	1,122,293
Lasmo (USA), Inc. 6.750% 12/15/2007	2,000,000	2,031,808
		3,154,101
Real Estate — 0.4%
EOP Operating LP 6.750% 02/15/2008	800,000	811,142
First Industrial LP 7.000% 12/01/2006	1,000,000	1,004,870
		1,816,012

	Principal Amount	Market Value
Retail — 0.3%
Fred Meyer, Inc. 7.450% 03/01/2008	$750,000	$768,407
J.C. Penney Co., Inc. 7.950% 04/01/2017	160,000	178,758
The May Department Stores Co. 3.950% 07/15/2007	430,000	421,593
		1,368,758
Telephone Utilities — 0.7%
Cingular Wireless 5.625% 12/15/2006	200,000	200,003
Embarq Corp. 6.738% 06/01/2013	235,000	234,289
Embarq Corp. 7.082% 06/01/2016	445,000	442,556
Qwest Corp. 8.875% 03/15/2012	415,000	437,825
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	410,000	390,525
Rogers Wireless Communications, Inc. 8.454% 12/15/2010	250,000	257,188
SBC Communications, Inc. 6.125% 02/15/2008	350,000	351,096
Verizon New England, Inc. 6.500% 09/15/2011	730,000	730,228
		3,043,710
Transportation — 1.1%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	665,000	700,792
Burlington Northern Santa Fe Corp. 7.875% 04/15/2007	750,000	761,811
Burlington Northern Santa Fe Corp., Series H 9.250% 10/01/2006	870,000	876,949
CNF, Inc. 8.875% 05/01/2010	600,000	651,355
CSX Corp. 7.250% 05/01/2027	50,000	55,090
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	360,000	333,900
Norfolk Southern Corp. 6.000% 04/30/2008	550,000	552,412

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Norfolk Southern Corp. 7.350% 05/15/2007	$750,000	$759,893
		4,692,202
Travel — 0.1%
Sabre Holdings Corp. 6.350% 03/15/2016	390,000	364,781
TOTAL CORPORATE DEBT (Cost $139,333,716)		135,919,510
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.8%
Financial Services
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	1,522,812	1,410,050
AES Eastern Energy LP, Series 1999-1, Class A 9.000% 01/02/2017	528,456	574,695
Asset Securitization Corp., Series 1995-MD4, Class A1 7.100% 08/13/2029	49,453	49,847
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 4.564% 08/25/2034	620,927	603,841
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA 4.014% 07/25/2034	2,001,577	1,929,836
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 3.788% 09/25/2033	457,689	455,821
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 4.164% 02/25/2034	384,039	380,198
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	227,503	226,554

	Principal Amount	Market Value
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A1 2.254% 01/15/2037	$567,123	$552,874
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A1 5.033% 12/10/2035	324,052	322,886
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 4.584% 08/25/2034	739,996	737,111
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A 4.552% 08/25/2034	1,175,134	1,165,995
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6 3.786% 11/21/2034	600,000	566,787
MASTR Asset Securitization Trust, Series 2003-12, Class 6A1 5.000% 12/25/2033	2,269,749	2,101,550
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A1 6.310% 11/15/2026	41,068	41,145
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA 5.815% 07/25/2033	239,470	239,158
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA 4.124% 02/25/2034	209,501	208,848
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A 5.317% 02/25/2034	70,079	70,741

	Principal Amount	Market Value
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(c) 6.920% 02/03/2014	$1,000,000	$1,029,732
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A 4.981% 03/25/2034	695,348	698,694
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 5.600% 06/25/2032	281,388	280,410
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	1,498,042	1,421,080
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	462,088	481,128
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	871,535	875,552
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	380,329	378,506
Washington Mutual, Inc., Series 2003-S11, Class A1 5.000% 11/25/2033	3,050,093	2,824,295
Washington Mutual, Inc., Series 2004-AR14, Class A1 4.266% 01/25/2035	2,294,205	2,220,109
Washington Mutual, Inc., Series 2004-AR2, Class A 5.543% 04/25/2044	1,186,399	1,194,124

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 4.218% 09/25/2034	$1,682,110	$1,628,482
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 4.576% 12/25/2034	2,108,734	2,053,025
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2 4.110% 06/25/2035	1,996,727	1,943,705
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $29,552,255)		28,666,779
SOVEREIGN DEBT OBLIGATIONS — 0.7%
Province of Ontario 4.750% 01/19/2016	1,700,000	1,599,224
United Mexican States 5.625% 01/15/2017	1,405,000	1,306,650
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $3,032,070)		2,905,874
U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.0%
Federal Home Loan Mortgage Corporation (FHLMC) — 6.8%
Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2178, Class PB 7.000% 08/15/2029	677,760	688,692
Pass-Through Securities — 6.7%
FHLMC 4.000% 12/15/2009	8,275,000	7,904,524
FHLMC 5.500% 07/01/2020- 11/01/2031	18,778,431	18,399,737
FHLMC 6.000% 09/01/2016- 02/01/2018	467,129	468,935
FHLMC 6.500% 09/01/2016	931,487	942,912

	Principal Amount	Market Value
FHLMC 7.500% 10/01/2030- 02/01/2031	$108,243	$112,378
FHLMC 8.000% 03/01/2027	201,236	214,025
FHLMC 9.000% 03/01/2017	8,544	8,858
Total Pass-Through Securities		28,051,369
Total Federal Home Loan Mortgage Corporation		28,740,061
Federal National Mortgage Association (FNMA) — 21.8%
Pass-Through Securities
FNMA 3.875% 02/15/2010	8,000,000	7,588,814
FNMA 5.000% 08/01/2035	19,023,338	17,788,307
FNMA 5.500% 02/01/2014- 05/01/2036	66,687,532	64,489,928
FNMA 6.000% 06/01/2016	103,499	104,061
FNMA 6.420% 11/01/2008	170,263	172,294
FNMA 6.500% 07/01/2016	376,697	382,024
FNMA 7.000% 03/01/2031- 04/01/2031	189,456	194,127
FNMA 7.500% 08/01/2029- 06/01/2031	166,366	172,485
FNMA 8.000% 11/01/2029- 09/01/2031	448,314	476,048
FNMA 9.000% 05/01/2009	25,065	25,685
		91,393,773
Government National Mortgage Association (GNMA) — 0.3%
Pass-Through Securities
GNMA 4.125% 11/20/2025	31,947	32,305
GNMA 4.625% 11/20/2027	6,883	6,950
GNMA 7.000% 09/15/2023- 08/15/2032	623,734	645,499
GNMA 7.250% 11/20/2021- 01/20/2022	215,358	221,704

	Principal Amount	Market Value
GNMA 7.500% 03/15/2017- 06/15/2024	$276,055	$284,575
GNMA 8.000% 08/15/2006- 04/15/2008	104,543	105,278
		1,296,311
Other Agencies — 0.1%
Pass-Through Securities
New Valley Generation IV TVA 4.687% 01/15/2022	517,776	501,698
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $125,147,109)		121,931,843
U.S. TREASURY OBLIGATIONS — 28.2%
U.S. Treasury Bonds — 4.0%
U.S. Treasury Bond(b) (f) 6.125% 08/15/2029	15,145,000	16,841,713
U.S. Treasury Notes — 21.2%
U.S. Treasury Inflation Index 3.875% 01/15/2009	5,158,902	5,344,703
U.S. Treasury Note(b) 3.375% 11/15/2008	5,500,000	5,284,727
U.S. Treasury Note 3.875% 05/15/2010	5,365,000	5,134,472
U.S. Treasury Note 4.000% 02/15/2015	31,745,000	29,255,002
U.S. Treasury Note(b) 5.000% 08/15/2011	44,325,000	44,200,336
		89,219,240
U.S. Treasury Strips — 3.0%
U.S. Treasury Strips, PO 0.000% 05/15/2016	21,000,000	12,587,690
TOTAL U.S. TREASURY OBLIGATIONS (Cost $119,583,054)		118,648,643
TOTAL BONDS & NOTES (Cost $424,489,337)		415,757,456
OPTIONS — 0.2%
Bear Stearns Co., Inc. Floor, Expires 10/01/14	6,000,000	82,376

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Goldman Swaption, Expires 4/14/2008, Strike 5.61	$8,700,000	$270,448
Goldman Swaption, Expires 4/14/2008, Strike 5.61	8,700,000	270,448
TOTAL OPTIONS (Cost $666,780)		623,272
TOTAL LONG TERM INVESTMENTS (Cost $425,156,117)		416,413,516
SHORT-TERM INVESTMENTS — 12.7%
Cash Equivalents — 9.8%(h)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	451,900	451,900
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	451,901	451,901
American Beacon Money Market Fund(g)	460,899	460,899
Bank of America 5.270% 07/14/2006	903,799	903,799
Bank of America 5.310% 03/08/2007	903,799	903,799
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	903,799	903,799
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	903,799	903,799
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	1,355,698	1,355,698
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	1,626,838	1,626,838
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	903,799	903,799
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	903,799	903,799
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	2,259,497	2,259,497
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	1,174,939	1,174,939

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	$719,412	$719,412
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	1,084,559	1,084,559
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	903,799	903,799
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	903,799	903,799
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	903,799	903,799
Freddie Mac Discount Note 5.191% 07/25/2006	539,372	539,372
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	632,659	632,659
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	903,799	903,799
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	3,163,296	3,163,296
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	1,073,001	1,073,001
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	903,799	903,799
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	903,799	903,799
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	1,174,939	1,174,939
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	1,355,698	1,355,698
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	3,029,992	3,029,992
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	1,536,458	1,536,458
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	2,530,637	2,530,637

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	$1,355,698	$1,355,698
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	1,355,698	1,355,698
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	903,799	903,799
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	903,799	903,799
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	451,900	451,900
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	903,799	903,799
		41,341,976
Commercial Paper — 2.9%
DaimlerChrysler North 5.400% 07/11/2006	1,755,000	1,752,369
Devon Energy Corp. 5.400% 07/12/2006	2,485,000	2,480,900
Dow Jones & Co., Inc. 5.450% 07/10/2006	1,745,000	1,742,622
General Mills, Inc. 5.350% 07/17/2006	1,025,000	1,022,563
Pearson Holdings, Inc. 5.450% 07/13/2006	1,000,000	998,183
Ryder System, Inc. 5.350% 07/05/2006	2,200,000	2,198,692
Verizon Communications, Inc. 5.330% 07/05/2006	1,830,000	1,828,916
		12,024,245
TOTAL SHORT-TERM INVESTMENTS (Cost $53,366,221)		53,366,221
TOTAL INVESTMENTS — 111.8% (Cost $478,522,338)(i)		469,779,737
Other Assets/ (Liabilities) — (11.8%)		(49,524,665)
NET ASSETS — 100.0%		$420,255,072

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

MTN - Medium Term Note

PO - Principal Only

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to a value of $18,423,691 or 4.4% of net assets.

(d)  Security is currently in default.

(e)  This security is valued in good faith under procedures established by the board of trustees.

(f)  This security is held as collateral for open futures contracts. (Note 2).

(g)  Amount represents shares owned of the fund.

(h)  Represents investments of security lending collateral. (Note 2).

(i)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 60.2%
COMMON STOCK — 60.2%
Advertising — 0.1%
Monster Worldwide, Inc.(a)	3,700	$157,842
Omnicom Group, Inc.	13,700	1,220,533
		1,378,375
Aerospace & Defense — 2.2%
Boeing Co.	80,500	6,593,755
General Dynamics Corp.	53,000	3,469,380
Goodrich Corp.	3,900	157,131
Honeywell International, Inc.	24,700	995,410
Lockheed Martin Corp.	32,600	2,338,724
Northrop Grumman Corp.	17,200	1,101,832
Raytheon Co.	58,200	2,593,974
Rockwell Collins, Inc.	5,500	307,285
United Technologies Corp.	53,700	3,405,654
		20,963,145
Apparel, Textiles & Shoes — 0.6%
The Gap, Inc.	48,300	840,420
Jones Apparel Group, Inc.	53,700	1,707,123
Limited Brands(b)	27,300	698,607
Liz Claiborne, Inc.	43,700	1,619,522
Nike, Inc. Cl. B	100	8,100
Nordstrom, Inc.(b)	17,200	627,800
VF Corp.	4,700	319,224
		5,820,796
Automotive & Parts — 0.4%
AutoNation, Inc.(a)	100	2,144
Ford Motor Co.(b)	64,300	445,599
General Motors Corp.(b)	58,100	1,730,799
Genuine Parts Co.	5,300	220,798
The Goodyear Tire & Rubber Co.(a) (b)	14,000	155,400
Harley-Davidson, Inc.	14,900	817,861
		3,372,601
Banking, Savings & Loans — 5.0%
AmSouth Bancorporation	26,100	690,345
Bank of America Corp.	196,705	9,461,510
Bank of New York Co., Inc.	33,400	1,075,480
BB&T Corp.	23,200	964,888

	Number of Shares	Market Value
Capital One Financial Corp.	35,200	$3,007,840
Comerica, Inc.	7,100	369,129
Compass Bancshares, Inc.	5,500	305,800
Fifth Third Bancorp	100	3,695
First Horizon National Corp.	100	4,020
Freddie Mac(b)	29,800	1,698,898
JP Morgan Chase & Co.	154,016	6,468,672
KeyCorp	17,600	627,968
M&T Bank Corp.	3,400	400,928
Marshall and Ilsley Corp.	9,800	448,252
Mellon Financial Corp.	17,700	609,411
National City Corp.(b)	23,500	850,465
North Fork Bancorporation, Inc.	12,750	384,667
Northern Trust Corp.	8,000	442,400
Regions Financial Corp.	18,523	613,482
SLM Corp.(b)	18,900	1,000,188
Sovereign Bancorp, Inc.	9,135	185,532
State Street Corp.	14,200	824,878
SunTrust Banks, Inc.	16,400	1,250,664
Synovus Financial Corp.	100	2,678
U.S. Bancorp	161,000	4,971,680
Wachovia Corp.	70,333	3,803,609
Washington Mutual, Inc.	42,909	1,955,792
Wells Fargo & Co.	74,400	4,990,752
Zions Bancorp	2,800	218,232
		47,631,855
Beverages — 1.1%
Anheuser-Busch Cos., Inc.	47,100	2,147,289
Brown-Forman Corp. Cl. B	4,800	344,112
The Coca-Cola Co.	124,500	5,355,990
Coca-Cola Enterprises, Inc.	21,800	444,066
The Pepsi Bottling Group, Inc.	20,800	668,720
PepsiCo, Inc.	28,100	1,687,124
		10,647,301
Broadcasting, Publishing & Printing — 1.4%
CBS Corp. Cl. B	43,050	1,164,502
Clear Channel Communications, Inc.	29,400	909,930
Comcast Corp. Cl. A(a)	117,900	3,860,046
Gannett Co., Inc.	8,200	458,626
McClatchy Co. Cl. A(b)	1	39

	Number of Shares	Market Value
The McGraw-Hill Companies, Inc.	28,300	$1,421,509
Meredith Corp.	3,200	158,528
New York Times Co. Cl. A(b)	100	2,454
The Scripps (E.W.) Co. Cl. A	100	4,314
Time Warner, Inc.	239,100	4,136,430
Tribune Co.	12,200	395,646
Univision Communications, Inc. Cl. A(a)	7,700	257,950
Viacom, Inc. Cl. B(a)	24,850	890,624
		13,660,598
Building Materials & Construction — 0.1%
Louisiana-Pacific Corp.	6,400	140,160
Masco Corp.(b)	20,300	601,692
Vulcan Materials Co.	4,700	366,600
		1,108,452
Chemicals — 0.7%
Air Products & Chemicals, Inc.	100	6,392
Du Pont (E.I.) de Nemours & Co.	52,000	2,163,200
Hercules, Inc.(a)	125,100	1,909,026
International Flavors & Fragrances, Inc.	3,300	116,292
Monsanto Co.	9,600	808,224
PPG Industries, Inc.	9,300	613,800
Rohm & Haas Co.	14,900	746,788
		6,363,722
Commercial Services — 0.7%
Allied Waste Industries, Inc.(a) (b)	17,400	197,664
Cendant Corp.	2,000	32,580
Convergys Corp.(a)	7,100	138,450
Donnelley (R.R.) & Sons Co.	200	6,390
eBay, Inc.(a)	8,600	251,894
Equifax, Inc.	21,600	741,744
Moody's Corp.	7,000	381,220
Paychex, Inc.	18,700	728,926
PerkinElmer, Inc.	8,200	171,380
Public Storage, Inc.(b)	100	7,590
Quest Diagnostics, Inc.	10,100	605,192
Robert Half International, Inc.(b)	4,300	180,600
Ryder System, Inc.(b)	9,600	560,928
Waste Management, Inc.	69,000	2,475,720
		6,480,278

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Communications — 0.6%
Avaya, Inc.(a)	22,400	$255,808
Ciena Corp.(a) (b)	29,000	139,490
Citizens Communications Co.	17,800	232,290
L-3 Communications Holdings, Inc.	6,100	460,062
Lucent Technologies, Inc.(a)	226,100	547,162
Network Appliance, Inc.(a)	800	28,240
Qualcomm, Inc.	82,200	3,293,754
Tellabs, Inc.(a)	40,300	536,393
		5,493,199
Communications Equipment — 0.3%
Motorola, Inc.	124,200	2,502,630
Computer Integrated Systems Design — 0.3%
Autodesk, Inc.(a)	11,900	410,074
Computer Sciences Corp.(a)	18,500	896,140
Sun Microsystems, Inc.(a)	186,100	772,315
Teradyne, Inc.(a)	37,500	522,375
		2,600,904
Computer Programming Services — 0.0%
VeriSign, Inc.(a) (b)	8,100	187,677
Computers & Information — 2.5%
Apple Computer, Inc.(a)	26,900	1,536,528
Cisco Systems, Inc.(a)	449,600	8,780,688
Dell, Inc.(a)	13,700	334,417
EMC Corp.(a)	119,300	1,308,721
International Business Machines Corp.	119,200	9,156,944
International Game Technology	19,200	728,448
Jabil Circuit, Inc.	200	5,120
Lexmark International, Inc.(a)	21,300	1,189,179
Solectron Corp.(a)	169,400	579,348
		23,619,393
Computers & Office Equipment — 0.9%
Electronic Data Systems Corp.	17,100	411,426
Hewlett-Packard Co.	232,700	7,371,936
Pitney Bowes, Inc.	11,900	491,470
Xerox Corp.(a) (b)	46,300	644,033
		8,918,865

	Number of Shares	Market Value
Containers — 0.3%
Ball Corp.	7,100	$262,984
Bemis Co., Inc.	6,000	183,720
Pactiv Corp.(a)	25,900	641,025
Sealed Air Corp.(b)	6,800	354,144
Temple-Inland, Inc.	35,400	1,517,598
		2,959,471
Cosmetics & Personal Care — 1.1%
Colgate-Palmolive Co.	31,400	1,880,860
The Estee Lauder Cos., Inc. Cl. A	6,900	266,823
Kimberly-Clark Corp.	27,900	1,721,430
The Procter & Gamble Co.	118,193	6,571,531
		10,440,644
Data Processing & Preparation — 0.5%
Affiliated Computer Services, Inc. Cl. A(a)	100	5,161
Automatic Data Processing, Inc.	19,100	866,185
First Data Corp.	42,700	1,923,208
Fiserv, Inc.(a)	18,800	852,768
IMS Health, Inc.	20,200	542,370
NCR Corp.(a)	9,100	333,424
		4,523,116
Electric Utilities — 1.7%
Allegheny Energy, Inc.(a)	9,000	333,630
Ameren Corp.	400	20,200
American Electric Power Co., Inc.	39,700	1,359,725
CenterPoint Energy, Inc.	11,100	138,750
Consolidated Edison, Inc.(b)	13,700	608,828
Constellation Energy Group, Inc.	6,300	343,476
Dominion Resources, Inc.(b)	12,000	897,480
DTE Energy Co.	9,800	399,252
Duke Energy Corp.	71,532	2,100,895
Edison International	18,200	709,800
Entergy Corp.	11,700	827,775
Exelon Corp.	2,500	142,075
FirstEnergy Corp.	19,200	1,040,832
FPL Group, Inc.(b)	22,800	943,464
NiSource, Inc.(b)	200	4,368
PG&E Corp.	35,100	1,378,728
Pinnacle West Capital Corp.	3,600	143,676
PPL Corp.	39,200	1,266,160

	Number of Shares	Market Value
Progress Energy, Inc.	14,100	$604,467
Public Service Enterprise Group, Inc.	300	19,836
Southern Co.(b)	42,900	1,374,945
Teco Energy, Inc.	11,700	174,798
TXU Corp.	16,000	956,640
		15,789,800
Electrical Equipment & Electronics — 3.5%
Advanced Micro Devices, Inc.(a)	44,800	1,094,016
Altera Corp.(a)	17,900	314,145
Analog Devices, Inc.	18,300	588,162
Broadcom Corp. Cl. A(a)	14,250	428,212
Emerson Electric Co.	21,700	1,818,677
Freescale Semiconductor, Inc. Cl. B(a)	51,718	1,520,509
General Electric Co.	444,800	14,660,608
Intel Corp.	166,800	3,160,860
Johnson Controls, Inc.	9,500	781,090
LSI Logic Corp.(a)	19,900	178,105
Micron Technology, Inc.(a)	98,300	1,480,398
Molex, Inc.	7,400	248,418
National Semiconductor Corp.	17,100	407,835
Novellus Systems, Inc.(a)	6,700	165,490
Nvidia Corp.(a)	32,200	685,538
PMC-Sierra, Inc.(a)	10,500	98,700
QLogic Corp.(a)	8,200	141,368
Rockwell Automation, Inc.	8,500	612,085
Texas Instruments, Inc.	147,300	4,461,717
Xilinx, Inc.	17,100	387,315
		33,233,248
Energy — 6.0%
Anadarko Petroleum Corp.	15,400	734,426
BJ Services Co.	600	22,356
Chesapeake Energy Corp.(b)	21,100	638,275
Chevron Corp.	163,369	10,138,680
ConocoPhillips	90,858	5,953,925
Devon Energy Corp.	24,600	1,486,086
El Paso Corp.	91,200	1,368,000
EOG Resources, Inc.	700	48,538
Exxon Mobil Corp.	336,600	20,650,410
Halliburton Co.	1,000	74,210
Hess Corp.(b)	8,100	428,085
Kerr-McGee Corp.	12,950	898,083

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
KeySpan Corp.	6,000	$242,400
Kinder Morgan, Inc.	7,600	759,164
Marathon Oil Corp.	20,200	1,682,660
Nabors Industries Ltd.(a)	300	10,137
Nicor, Inc.(b)	2,600	107,900
Noble Corp.	100	7,442
Occidental Petroleum Corp.	23,900	2,450,945
Peoples Energy Corp.	1,800	64,638
Schlumberger Ltd.	52,300	3,405,253
Sempra Energy	14,400	654,912
Transocean, Inc.(a)	24,700	1,983,904
Valero Energy Corp.	35,200	2,341,504
Weatherford International Ltd.(a)	15,400	764,148
Xcel Energy, Inc.	27,700	531,286
		57,447,367
Entertainment & Leisure — 1.0%
Harrah's Entertainment, Inc.	6,200	441,316
News Corp., Inc. Cl. A	136,600	2,619,988
The Walt Disney Co.	221,500	6,645,000
		9,706,304
Financial Services — 4.9%
American Express Co.	54,600	2,905,812
Ameriprise Financial, Inc.	10,480	468,142
Apartment Investment & Management Co. Cl. A	4,300	186,835
Archstone-Smith Trust REIT	10,900	554,483
The Bear Stearns Cos., Inc.	14,700	2,059,176
CIT Group, Inc.	21,500	1,124,235
Citigroup, Inc.	265,500	12,807,720
Countrywide Financial Corp.	70,900	2,699,872
E*TRADE Financial Corp.(a)	18,600	424,452
Franklin Resources, Inc.	4,100	355,921
The Goldman Sachs Group, Inc.	35,900	5,400,437
Huntington Bancshares, Inc.	6,300	148,554
Janus Capital Group, Inc.	9,400	168,260
Lehman Brothers Holdings, Inc.	64,600	4,208,690
Merrill Lynch & Co., Inc.(b)	78,500	5,460,460
Morgan Stanley	88,100	5,568,801

	Number of Shares	Market Value
PNC Financial Services Group, Inc.	13,000	$912,210
The Charles Schwab Corp.	44,700	714,306
T. Rowe Price Group, Inc.	200	7,562
		46,175,928
Food Retailers — 0.2%
Starbucks Corp.(a)	43,500	1,642,560
SuperValu, Inc.	15,841	486,319
		2,128,879
Foods — 1.0%
Archer-Daniels- Midland Co.	23,000	949,440
Campbell Soup Co.	19,600	727,356
ConAgra Foods, Inc.	33,800	747,318
Dean Foods Co.(a)	9,500	353,305
General Mills, Inc.	36,800	1,901,088
Heinz (H. J.) Co.	48,900	2,015,658
Kellogg Co.	1,500	72,645
The Kroger Co.	57,100	1,248,206
McCormick & Co., Inc.	8,600	288,530
Sara Lee Corp.	53,000	849,060
		9,152,606
Forest Products & Paper — 0.1%
International Paper Co.	800	25,840
MeadWestvaco Corp.	10,200	284,886
Plum Creek Timber Co., Inc.	4,700	166,850
		477,576
Healthcare — 0.5%
Caremark Rx, Inc.	24,900	1,241,763
Coventry Health Care, Inc.(a)	5,400	296,676
Express Scripts, Inc.(a)	8,200	588,268
HCA, Inc.(b)	25,100	1,083,065
Humana, Inc.(a)	7,800	418,860
Laboratory Corp. of America Holdings(a)	14,100	877,443
Manor Care, Inc.(b)	12,600	591,192
		5,097,267
Home Construction, Furnishings & Appliances — 0.1%
Leggett & Platt, Inc.	10,300	257,294
Whirlpool Corp.	4,300	355,395
		612,689

	Number of Shares	Market Value
Household Products — 0.7%
The Black & Decker Corp.	4,600	$388,516
The Clorox Co.	100	6,097
Corning, Inc.(a)	76,900	1,860,211
Fortune Brands, Inc.	4,800	340,848
Newell Rubbermaid, Inc.	30,900	798,147
The Sherwin-Williams Co.	17,200	816,656
Snap-on, Inc.	46,700	1,887,614
The Stanley Works	12,900	609,138
		6,707,227
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	3,700	278,351
Industrial – Diversified — 1.1%
3M Co.	39,900	3,222,723
Cooper Industries Ltd. Cl. A	4,900	455,308
Danaher Corp.	12,600	810,432
Eaton Corp.	14,100	1,063,140
Illinois Tool Works, Inc.	21,700	1,030,750
ITT Industries, Inc.	9,700	480,150
Tyco International Ltd.	106,631	2,932,353
		9,994,856
Information Retrieval Services — 0.3%
Google, Inc. Cl. A(a)	4,800	2,012,784
Yahoo!, Inc.(a)	11,800	389,400
		2,402,184
Insurance — 4.5%
ACE Ltd.	25,400	1,284,986
Aetna, Inc.	21,000	838,530
AFLAC, Inc.	12,600	584,010
Allstate Corp.	66,400	3,634,072
Ambac Financial Group, Inc.	12,000	973,200
American International Group, Inc.	115,000	6,790,750
Aon Corp.	13,700	477,034
Chubb Corp.	31,600	1,576,840
Cigna Corp.	13,100	1,290,481
Cincinnati Financial Corp.	18,900	888,489
Genworth Financial, Inc. Cl. A	29,400	1,024,296
The Hartford Financial Services Group, Inc.	23,500	1,988,100
Lincoln National Corp.	32,687	1,844,854
Loews Corp.	18,000	638,100
Marsh & McLennan Cos., Inc.	23,200	623,848

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
MBIA, Inc.(b)	10,500	$614,775
Metlife, Inc.	59,400	3,041,874
MGIC Investment Corp.	16,300	1,059,500
Principal Financial Group, Inc.	30,600	1,702,890
Progressive Corp.	85,800	2,205,918
Prudential Financial, Inc.	21,100	1,639,470
Safeco Corp.	17,800	1,003,030
St. Paul Travelers Cos.	74,735	3,331,686
Torchmark Corp.	4,500	273,240
UnumProvident Corp.	15,300	277,389
WellPoint, Inc.(a)	39,300	2,859,861
XL Capital Ltd. Cl. A	8,900	545,570
		43,012,793
Lodging — 0.1%
Hilton Hotels Corp.(b)	18,700	528,836
Starwood Hotels & Resorts Worldwide, Inc.	7,300	440,482
		969,318
Machinery & Components — 0.7%
Baker Hughes, Inc.	25,900	2,119,915
Caterpillar, Inc.	2,800	208,544
Cummins, Inc.(b)	4,500	550,125
Dover Corp.	19,600	968,828
Ingersoll-Rand Co. Cl. A	31,700	1,356,126
Parker Hannifin Corp.	16,800	1,303,680
		6,507,218
Manufacturing — 0.2%
American Standard Cos., Inc.	9,400	406,738
Applied Materials, Inc.	79,400	1,292,632
Avery Dennison Corp.	5,800	336,748
		2,036,118
Medical Supplies — 0.7%
Agilent Technologies, Inc.(a)	54,700	1,726,332
Applera Corp. – Applied Biosystems Group	44,900	1,452,515
Bausch & Lomb, Inc.(b)	3,100	152,024
Baxter International, Inc.	40,600	1,492,456
Becton, Dickinson & Co.	15,500	947,515
Fisher Scientific International, Inc.(a)	6,900	504,045
St. Jude Medical, Inc.(a)	100	3,242
Tektronix, Inc.	4,300	126,506
Thermo Electron Corp.(a) (b)	8,700	315,288
Waters Corp.(a)	6,000	266,400
		6,986,323

	Number of Shares	Market Value
Metals & Mining — 0.6%
Alcoa, Inc.	6,000	$194,160
Allegheny Technologies, Inc.	4,800	332,352
Freeport-McMoRan Copper & Gold, Inc. Cl. B	11,300	626,133
Nucor Corp.	52,300	2,837,275
Phelps Dodge Corp.	11,500	944,840
United States Steel Corp.	6,100	427,732
		5,362,492
Pharmaceuticals — 4.8%
Abbott Laboratories	96,400	4,204,004
AmerisourceBergen Corp.	29,400	1,232,448
Amgen, Inc.(a)	77,300	5,042,279
Barr Pharmaceuticals, Inc.(a)	3,900	185,991
Biogen Idec, Inc.(a)	21,500	996,095
Cardinal Health, Inc.	19,400	1,248,002
Hospira, Inc.(a)	9,990	428,971
Johnson & Johnson	111,300	6,669,096
King Pharmaceuticals, Inc.(a)	16,600	282,200
McKesson Corp.	40,300	1,905,384
Merck & Co., Inc.	202,000	7,358,860
Mylan Laboratories, Inc.	25,300	506,000
Pfizer, Inc.	480,400	11,274,988
Schering-Plough Corp.	900	17,127
Sigma-Aldrich Corp.	2,300	167,072
Watson Pharmaceutical, Inc.(a)	5,600	130,368
Wyeth	84,200	3,739,322
		45,388,207
Prepackaged Software — 1.9%
BMC Software, Inc.(a)	58,600	1,400,540
CA, Inc.(b)	24,853	510,729
Citrix Systems, Inc.(a)	18,100	726,534
Compuware Corp.(a)	18,100	121,270
Electronic Arts, Inc.(a)	600	25,824
Intuit, Inc.(a) (b)	26,200	1,582,218
Microsoft Corp.	335,200	7,810,160
Novell, Inc.(a) (b)	18,400	121,992
Oracle Corp.(a)	387,996	5,622,062
		17,921,329
Real Estate — 0.1%
Equity Office Properties Trust	17,400	635,274
Equity Residential REIT	200	8,946
Kimco Realty Corp.	200	7,298

	Number of Shares	Market Value
ProLogis	10,400	$542,048
Simon Property Group, Inc. REIT	300	24,882
		1,218,448
Restaurants — 0.4%
Darden Restaurants, Inc.	7,200	283,680
McDonald's Corp.	71,600	2,405,760
Yum! Brands, Inc.	15,200	764,104
		3,453,544
Retail — 2.5%
AutoZone, Inc.(a)	2,400	211,680
Bed Bath & Beyond, Inc.(a)	100	3,317
Best Buy Co., Inc.	34,250	1,878,270
Big Lots, Inc.(a)	63,300	1,081,164
Circuit City Stores, Inc.	10,600	288,532
Dollar General Corp.	100	1,398
Family Dollar Stores, Inc.	30,800	752,444
Federated Department Stores, Inc.	45,902	1,680,013
The Home Depot, Inc.	15,800	565,482
J.C. Penney Co., Inc.	18,300	1,235,433
Kohl's Corp.(a)	26,200	1,548,944
Lowe's Companies, Inc.	59,800	3,628,066
Office Depot, Inc.(a)	56,700	2,154,600
OfficeMax, Inc.	58,700	2,392,025
Sears Holdings Corp.(a) (b)	7,900	1,223,236
Staples, Inc.	33,950	825,664
The TJX Cos., Inc.	38,800	886,968
Walgreen Co.	2,100	94,164
Wal-Mart Stores, Inc.(b)	78,300	3,771,711
		24,223,111
Telephone Utilities — 2.0%
AT&T, Inc.	216,981	6,051,600
BellSouth Corp.	100,900	3,652,580
CenturyTel, Inc.	16,200	601,830
Embarq Corp.(a)	7,928	324,969
Qwest Communications International, Inc.(a) (b)	150,800	1,219,972
Sprint Nextel Corp.	100,565	2,010,294
Verizon Communications, Inc.	158,268	5,300,395
		19,161,640
Tobacco — 0.6%
Altria Group, Inc.	68,900	5,059,327
Reynolds American, Inc.(b)	6,000	691,800

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
UST, Inc.(b)	6,800	$307,292
		6,058,419
Toys, Games — 0.1%
Hasbro, Inc.	10,400	188,344
Mattel, Inc.	22,000	363,220
		551,564
Transportation — 1.1%
Burlington Northern Santa Fe Corp.	20,300	1,608,775
Carnival Corp.(b)	100	4,174
CSX Corp.	22,000	1,549,680
FedEx Corp.	10,300	1,203,658
Norfolk Southern Corp.	41,200	2,192,664
Union Pacific Corp.	14,000	1,301,440
United Parcel Service, Inc. Cl. B	37,000	3,046,210
		10,906,601
Travel — 0.0%
Sabre Holdings Corp. Cl. A	16,500	363,000
TOTAL COMMON STOCK (Cost $448,960,771)		571,997,429
TOTAL EQUITIES (Cost $448,960,771)		571,997,429
RIGHTS - 0.0%
Computers & Information
Seagate Technology(a) (c)	21,700	0
TOTAL RIGHTS (Cost $0)		0
	Principal Amount
BONDS & NOTES — 30.9%
ASSET BACKED SECURITIES — 0.7%
Financial Services
Chase Mortgage Finance Co., Series 2003-S11, Class 1A-1 5.000% 10/25/2033	$1,944,714	1,800,724
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	486,391	515,574

	Principal Amount	Market Value
Oak Hill Credit Partners, Series 1A, Class A2 5.360% 09/12/2013	$1,500,000	$1,504,219
Travelers Funding Ltd., Series 1A, Class A1(d) 6.300% 02/18/2014	1,976,189	1,980,734
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A2 4.230% 02/07/2015	435,621	432,897
TOTAL ASSET BACKED SECURITIES (Cost $6,326,316)		6,234,148
CORPORATE DEBT — 9.4%
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co. 7.500% 04/15/2008	1,800,000	1,849,130
Air Transportation — 0.0%
US Airways, Inc. Class B(a) (e) 7.500% 04/15/2008	869,681	10,871
Apparel, Textiles & Shoes — 0.1%
Kellwood Co. 7.625% 10/15/2017	130,000	117,142
Kellwood Co. 7.875% 07/15/2009	165,000	164,323
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	400,000	412,239
		693,704
Automotive & Parts — 0.3%
DaimlerChrysler North America Holding Corp. 4.050% 06/04/2008	2,000,000	1,933,714
DaimlerChrysler North America Holding Corp. 4.125% 03/07/2007	525,000	519,088
Ford Motor Co. 6.375% 02/01/2029	345,000	238,050
General Motors Corp.(b) 8.375% 07/15/2033	260,000	209,300
		2,900,152
Banking, Savings & Loans — 0.6%
Ametek, Inc. 7.200% 07/15/2008	1,040,000	1,057,954

	Principal Amount	Market Value
Bank of America Corp. 4.250% 10/01/2010	$800,000	$758,664
CIT Group, Inc. 7.375% 04/02/2007	900,000	911,210
JP Morgan Chase & Co. 3.125% 12/11/2006	1,000,000	989,495
Kern River Funding Corp.(d) 4.893% 04/30/2018	648,001	609,717
Oak Hill Securities Fund II(d) 8.920% 10/15/2006	500,000	501,000
SLM Corp. 5.000% 10/01/2013	230,000	216,755
SLM Corp. 5.625% 08/01/2033	305,000	272,550
Wells Fargo & Co. 4.125% 03/10/2008	470,000	458,453
		5,775,798
Beverages — 0.1%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	300,000	280,313
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	575,000	587,167
Constellation Brands, Inc. 8.000% 02/15/2008	210,000	213,675
		1,081,155
Broadcasting, Publishing & Printing — 0.9%
Belo Corp. 6.750% 05/30/2013	800,000	797,811
Belo Corp. 8.000% 11/01/2008	400,000	416,070
Clear Channel Communications, Inc. 6.000% 11/01/2006	200,000	200,002
Comcast Cable Communications, Inc. 8.375% 05/01/2007	2,500,000	2,552,610
Cox Communications, Inc. 4.625% 01/15/2010	1,850,000	1,764,632
Cox Communications, Inc. 6.750% 03/15/2011	700,000	712,822
Dow Jones & Co., Inc. 3.875% 02/15/2008	800,000	778,218

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Knight-Ridder, Inc. 7.125% 06/01/2011	$130,000	$133,026
Rogers Cable, Inc. 5.500% 03/15/2014	425,000	377,187
Shaw Communications, Inc. 8.250% 04/11/2010	415,000	428,487
USA Interactive 7.000% 01/15/2013	675,000	677,746
		8,838,611
Building Materials & Construction — 0.2%
Chemed Corp. 8.750% 02/24/2011	485,000	509,250
Vulcan Materials Co. 6.000% 04/01/2009	1,250,000	1,262,934
		1,772,184
Chemicals — 0.3%
Chevron Phillips Chemical Co. LLC 5.375% 06/15/2007	615,000	612,170
Cytec Industries, Inc. 5.500% 10/01/2010	335,000	325,376
ICI Wilmington, Inc. 7.050% 09/15/2007	735,000	742,426
Lubrizol Corp. 4.625% 10/01/2009	480,000	462,162
Lubrizol Corp. 5.875% 12/01/2008	325,000	324,263
Sealed Air Corp.(d) 6.875% 07/15/2033	145,000	138,590
		2,604,987
Commercial Services — 0.1%
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	300,000	279,750
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	400,000	384,200
		663,950
Communications — 0.0%
Echostar DBS Corp.(d) 7.125% 02/01/2016	425,000	409,062
Computer Programming Services — 0.0%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	310,000	305,820

	Principal Amount	Market Value
Data Processing & Preparation — 0.0%
Certegy, Inc. 4.750% 09/15/2008	$220,000	$205,019
Electric Utilities — 1.4%
Allegheny Energy Supply Co. LLC(d) 8.250% 04/15/2012	275,000	292,188
Centerpoint Energy, Inc. Series B 5.875% 06/01/2008	1,085,000	1,082,848
Dominion Resources, Inc. 5.150% 07/15/2015	770,000	707,791
Duke Energy Field Services Corp. 7.875% 08/16/2010	1,800,000	1,923,880
Elwood Energy LLC 8.159% 07/05/2026	360,459	390,036
Entergy Gulf States, Inc. 5.250% 08/01/2015	995,000	904,787
FirstEnergy Corp., Series A 5.500% 11/15/2006	625,000	624,258
Homer City Funding LLC 8.734% 10/01/2026	452,364	502,124
Ipalco Enterprises, Inc. 8.375% 11/14/2008	975,000	1,001,813
Kansas Gas & Electric Co. 5.647% 03/29/2021	310,000	292,395
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,050,000	1,007,389
MidAmerican Funding LLC 6.750% 03/01/2011	145,000	150,094
Monongahela Power Co. 6.700% 06/15/2014	400,000	411,390
Nevada Power Co., Series L 5.875% 01/15/2015	450,000	426,759
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	250,000	256,250
Tampa Electric Co. 5.375% 08/15/2007	700,000	695,822
Tenaska Oklahoma(d) 6.528% 12/30/2014	543,307	523,628
TransAlta Corp. 5.750% 12/15/2013	1,000,000	963,717
Tri-State Generation & Transmission Association, Series 2003, Class A(d) 6.040% 01/31/2018	430,000	421,782

	Principal Amount	Market Value
Tri-State Generation & Transmission Association, Series 2003, Class B(d) 7.144% 07/31/2033	$525,000	$546,085
TXU Corp., Series P(b) 5.550% 11/15/2014	210,000	190,473
		13,315,509
Electrical Equipment & Electronics — 0.1%
Anixter, Inc. 5.950% 03/01/2015	510,000	469,200
Avnet, Inc. 8.000% 11/15/2006	105,000	105,567
Thomas & Betts Corp., Series B MTN 6.390% 02/10/2009	200,000	202,289
		777,056
Energy — 0.7%
Australian Gas Light Co. Ltd.(d) 6.400% 04/15/2008	710,000	714,798
Boardwalk Pipelines LLC 5.500% 02/01/2017	175,000	165,078
Chesapeake Energy Corp. 6.500% 08/15/2017	300,000	273,750
Colonial Pipeline Co.(d) 7.630% 04/15/2032	750,000	895,925
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	200,000	201,956
Enterprise Products Operating LP 7.500% 02/01/2011	175,000	183,638
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	45,000	43,784
Gulf South Pipeline Co. LP(d) 5.050% 02/01/2015	150,000	139,697
Mobil Corp. 8.625% 08/15/2021	1,050,000	1,353,289
OAO Gazprom(d) 9.625% 03/01/2013	290,000	332,413
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	400,000	384,419
Plains All American Pipeline Co. 5.625% 12/15/2013	520,000	499,699

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
The Premcor Refining Group, Inc. 6.750% 05/01/2014	$230,000	$232,316
XTO Energy, Inc. 4.900% 02/01/2014	850,000	780,538
		6,201,300
Entertainment & Leisure — 0.1%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	385,000	375,605
Liberty Media Corp. 3.500% 09/25/2006	500,000	497,000
		872,605
Financial Services — 2.1%
Ahold Finance USA, Inc. 6.875% 05/01/2029	505,000	425,463
American General Finance Corp. 5.875% 07/14/2006	775,000	775,084
American Honda Finance Corp.(d) 3.850% 11/06/2008	700,000	672,343
Bombardier Capital, Inc.(d) 6.750% 05/01/2012	245,000	225,400
Caterpillar Financial Services Corp., Series F MTN 4.500% 09/01/2008	300,000	292,849
Countrywide Home Loans, Inc. 3.250% 05/21/2008	920,000	880,244
Emerald Investment Grade CBO Ltd.(d) 5.819% 05/24/2011	1,743,049	1,743,593
ERAC USA Finance Co.(d) 6.700% 06/01/2034	670,000	661,744
ERAC USA Finance Co.(d) 6.750% 05/15/2007	1,000,000	1,003,730
Foster's Finance Corp.(d) 6.875% 06/15/2011	835,000	865,445
Franklin Resources, Inc. 3.700% 04/15/2008	800,000	772,965
General Motors Acceptance Corp.(b) 6.150% 04/05/2007	865,000	859,941
Glencore Funding LLC(d) 6.000% 04/15/2014	500,000	456,643

	Principal Amount	Market Value
The Goldman Sachs Group, Inc. 5.150% 01/15/2014	$775,000	$734,540
Household Finance Corp. 4.125% 12/15/2008	875,000	845,617
Household Finance Corp. 6.375% 10/15/2011	750,000	766,456
iStar Financial, Inc. REIT 7.000% 03/15/2008	250,000	253,968
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	165,000	160,673
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	310,000	298,872
Kimco Realty Corp., Series B MTN 7.860% 11/01/2007	1,325,000	1,356,241
Nisource Finance Corp. 3.200% 11/01/2006	480,000	476,091
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	100,000	97,000
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	365,000	368,650
Senior Housing Properties Trust REIT 8.625% 01/15/2012	100,000	105,750
Simon Property Group LP 6.875% 11/15/2006	750,000	752,610
Sprint Capital Corp. 6.900% 05/01/2019	255,000	261,983
Telecom Italia Capital SA 6.000% 09/30/2034	410,000	354,001
Textron Financial Corp., Series E 2.690% 10/03/2006	1,710,000	1,698,365
Verizon Global Funding Corp. 7.750% 12/01/2030	525,000	566,238
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	770,000	826,518
		19,559,017

	Principal Amount	Market Value
Food Retailers — 0.1%
Delhaize America, Inc. 9.000% 04/15/2031	$325,000	$356,398
SuperValu, Inc. 7.875% 08/01/2009	455,000	467,288
		823,686
Foods — 0.3%
General Mills, Inc. 2.625% 10/24/2006	1,815,000	1,798,845
Smithfield Foods, Inc. 7.000% 08/01/2011	860,000	832,050
		2,630,895
Forest Products & Paper — 0.1%
Packaging Corp. of America 5.750% 08/01/2013	250,000	237,704
Rock-Tenn Co. 8.200% 08/15/2011	705,000	705,000
		942,704
Healthcare — 0.0%
HCA, Inc. 6.950% 05/01/2012	450,000	439,258
Heavy Machinery — 0.2%
Briggs & Stratton Corp. 8.875% 03/15/2011	550,000	594,000
Timken Co. 5.750% 02/15/2010	475,000	464,895
Timken Co., Series A 6.750% 08/21/2006	500,000	499,867
Toro Co. 7.800% 06/15/2027	165,000	178,809
		1,737,571
Home Construction, Furnishings & Appliances — 0.2%
D.R. Horton, Inc. 4.875% 01/15/2010	80,000	76,132
Newell Rubbermaid, Inc. 4.000% 05/01/2010	320,000	299,485
Steelcase, Inc. 6.375% 11/15/2006	1,150,000	1,147,026
		1,522,643
Industrial – Diversified — 0.2%
American Standard, Inc. 7.625% 02/15/2010	700,000	730,887
Leucadia National Corp. 7.750% 08/15/2013	1,150,000	1,173,000
		1,903,887

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Lodging — 0.2%
Hilton Hotels Corp. 7.200% 12/15/2009	$355,000	$361,143
MGM Mirage 6.000% 10/01/2009	250,000	243,125
MGM Mirage 6.750% 09/01/2012	725,000	697,813
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	495,000	516,656
		1,818,737
Medical Supplies — 0.4%
Millipore Corp. 7.500% 04/01/2007	4,250,000	4,288,233
Real Estate — 0.1%
First Industrial LP 7.600% 05/15/2007	700,000	709,132
Restaurants — 0.0%
Aramark Services, Inc. 7.100% 12/01/2006	15,000	15,059
Retail — 0.0%
J.C. Penney Co., Inc. 7.950% 04/01/2017	115,000	128,482
The May Department Stores Co. 3.950% 07/15/2007	365,000	357,864
		486,346
Telephone Utilities — 0.1%
Embarq Corp. 6.738% 06/01/2013	175,000	174,471
Embarq Corp. 7.082% 06/01/2016	330,000	328,187
Qwest Corp. 8.875% 03/15/2012	300,000	316,500
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	350,000	333,375
		1,152,533
Transportation — 0.3%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	490,000	516,373
Burlington Northern Santa Fe Corp., Series H 9.250% 10/01/2006	1,120,000	1,128,945
CSX Corp. 7.250% 05/01/2027	50,000	55,090

	Principal Amount	Market Value
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	$315,000	$292,163
Norfolk Southern Corp. 6.000% 04/30/2008	450,000	451,974
		2,444,545
Travel — 0.0%
Sabre Holdings Corp. 6.350% 03/15/2016	275,000	257,218
TOTAL CORPORATE DEBT (Cost $91,459,130)		89,008,377
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.2%
Financial Services
Collateralized Mortgage Obligations
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	1,332,461	1,233,793
AES Eastern Energy LP, Series 1999-1, Class A 9.000% 01/02/2017	450,336	489,740
Asset Securitization Corp., Series 1995-MD4, Class A1 7.100% 08/13/2029	119,760	120,715
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 3.788% 09/25/2033	391,250	389,653
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 4.164% 02/25/2034	342,144	338,722
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	195,573	194,757
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A1 2.254% 01/15/2037	506,360	493,638
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 4.584% 08/25/2034	632,916	630,449

	Principal Amount	Market Value
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A 4.552% 08/25/2034	$1,013,047	$1,005,168
MASTR Asset Securitization Trust, Series 2003-12, Class 6A1 5.000% 12/25/2033	2,269,749	2,101,550
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A1 6.310% 11/15/2026	105,605	105,803
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA 5.815% 07/25/2033	213,581	213,304
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA 4.124% 02/25/2034	183,314	182,742
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A 5.317% 02/25/2034	61,349	61,928
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(d) 6.920% 02/03/2014	3,000,000	3,089,195
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A 4.981% 03/25/2034	596,949	599,822
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 5.600% 06/25/2032	234,490	233,593
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	1,498,042	1,421,080
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	646,924	673,579

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	$738,589	$741,993
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	305,374	303,910
Washington Mutual, Inc., Series 2003-S11, Class A1 5.000% 11/25/2033	2,643,414	2,447,722
Washington Mutual, Inc., Series 2004-AR2, Class A 5.543% 04/25/2044	985,286	991,702
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 4.218% 09/25/2034	1,360,004	1,316,645
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2 4.110% 06/25/2035	1,455,947	1,417,285
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $21,347,207)		20,798,488
SOVEREIGN DEBT OBLIGATIONS — 0.2%
Province of Ontario 4.750% 01/19/2016	1,200,000	1,128,864
United Mexican States 5.625% 01/15/2017	1,020,000	948,600
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,166,468)		2,077,464
U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.3%
Federal Home Loan Mortgage Corporation (FHLMC) — 2.3%
Pass-Through Securities
FHLMC 4.000% 12/15/2009	5,900,000	5,635,854

	Principal Amount	Market Value
FHLMC 5.500% 07/01/2020- 02/01/2021	$14,289,783	$14,013,013
FHLMC 6.000% 09/01/2016- 02/01/2018	564,083	566,265
FHLMC 6.500% 08/01/2016- 09/01/2016	396,628	401,493
FHLMC 7.500% 02/01/2030- 02/01/2031	703,460	731,518
FHLMC 8.000% 08/01/2026- 03/01/2028	246,917	262,610
FHLMC 9.000% 03/01/2017	25,631	26,574
		21,637,327
Federal National Mortgage Association (FNMA) — 6.8%
Pass-Through Securities
FNMA(b) 3.875% 02/15/2010	5,700,000	5,407,030
FNMA 4.500% 12/01/2020	8,829,887	8,343,898
FNMA 5.000% 12/01/2034- 09/01/2035	7,473,138	6,987,968
FNMA 5.500% 08/01/2020- 05/01/2036	28,716,354	27,716,421
FNMA 6.000% 05/01/2016- 06/01/2016	263,209	264,618
FNMA 7.000% 01/01/2031- 05/01/2031	891,691	913,670
FNMA 7.500% 09/01/2029- 05/01/2030	316,643	328,420
FNMA 8.000% 02/01/2030- 08/01/2031	227,174	241,265
FNMA TBA(f) 5.000% 07/01/2036	7,000,000	6,543,359
FNMA TBA(f) 5.500% 07/01/2036	8,540,000	8,199,067
		64,945,716

	Principal Amount	Market Value
Government National Mortgage Association (GNMA) — 0.2%
Pass-Through Securities
GNMA 7.000% 04/15/2023- 08/15/2032	$351,859	$364,971
GNMA 7.250% 06/20/2021- 05/20/2022	849,345	873,875
GNMA 7.500% 04/15/2017- 09/15/2017	191,895	197,929
GNMA 8.000% 09/15/2006- 05/15/2008	149,165	150,409
GNMA 9.000% 08/15/2008- 09/15/2009	77,649	79,573
		1,666,757
Other Agencies — 0.0%
Pass-Through Securities
New Valley Generation IV TVA 4.687% 01/15/2022	353,029	342,067
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $90,275,627)		88,591,867
U.S. TREASURY OBLIGATIONS — 9.1%
U.S. Treasury Bonds — 3.2%
U.S. Treasury Bond(b) (g) 6.125% 08/15/2029	16,185,000	17,998,225
U.S. Treasury Bond(b) (h) 8.750% 05/15/2017	9,515,000	12,277,323
		30,275,548
U.S. Treasury Notes — 5.9%
U.S. Treasury Inflation Index 3.875% 01/15/2009	3,687,150	3,819,945
U.S. Treasury Note(b) 3.375% 10/15/2009	10,090,000	9,565,005
U.S. Treasury Note(b) 3.875% 05/15/2010	$6,070,000	$5,809,179
U.S. Treasury Note 4.000% 11/15/2012	125,000	117,500
U.S. Treasury Note(b) 4.000% 02/15/2015	11,385,000	10,491,989

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Note(b) 5.000% 08/15/2011	$26,770,000	$26,694,709
		56,498,327
TOTAL U.S. TREASURY OBLIGATIONS (Cost $86,928,689)		86,773,875
TOTAL BONDS & NOTES (Cost $298,503,437)		293,484,219
OPTIONS — 0.1%
Bear Stearns Co., Inc. Floor, Expires 10/01/14	4,000,000	54,917
Goldman Swaption, Expires 4/14/2008, Strike 5.61	5,800,000	180,298
Goldman Swaption, Expires 4/14/2008, Strike 5.61	5,800,000	180,299
TOTAL OPTIONS (Cost $444,520)		415,514
TOTAL LONG TERM INVESTMENTS (Cost $747,908,728)		865,897,162
SHORT-TERM INVESTMENTS — 21.3%
Cash Equivalents — 10.4%(i)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	1,084,447	1,084,447
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	1,084,453	1,084,453
American Beacon Money Market Fund(i)	1,106,050	1,106,050
Bank of America 5.270% 07/14/2006	2,168,906	2,168,906
Bank of America 5.310% 03/08/2007	2,168,906	2,168,906
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	2,168,906	2,168,906
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	2,168,906	2,168,906
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	3,253,358	3,253,358
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	3,904,030	3,904,030

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	$2,168,906	$2,168,906
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	2,168,906	2,168,906
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	5,422,264	5,422,264
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	2,819,577	2,819,577
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	1,726,420	1,726,420
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	2,602,687	2,602,687
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	2,168,906	2,168,906
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	2,168,906	2,168,906
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	2,168,906	2,168,906
Freddie Mac Discount Note 5.191% 07/25/2006	1,294,366	1,294,366
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	1,518,234	1,518,234
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	2,168,906	2,168,906
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	7,591,170	7,591,170
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	2,574,950	2,574,950
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	2,168,906	2,168,906

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	$2,358,120	$2,358,120
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	2,360,363	2,630,363
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	3,253,358	3,253,358
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	7,271,270	7,271,270
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	3,687,140	3,687,140
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	6,072,936	6,072,936
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	3,253,358	3,253,358
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	3,253,358	3,253,358
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	2,168,906	2,168,906
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	2,168,906	2,168,906
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	1,399,810	1,399,810
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	1,853,549	1,853,549
		99,211,046
Commercial Paper — 10.9%
Alcoa, Inc. 5.130% 07/06/2006	1,500,000	1,498,930
American Honda Finance Corp. 5.010% 07/11/2006	1,500,000	1,497,912
Apache Corp.(d) 5.230% 07/06/2006	575,000	574,582
Apache Corp.(d) 5.240% 07/13/2006	1,395,000	1,392,563
Beethoven Funding Corp.(d) 5.060% 07/06/2006	1,455,000	1,453,977

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bemis Co. 5.300% 07/27/2006	$1,360,000	$1,354,794
Burlington Northern Santa Fe Corp.(d) 5.200% 07/13/2006	520,000	519,099
Cadbury Schweppes Finance PLC(d) 5.380% 07/24/2006	1,300,000	1,295,532
Cargill, Inc.(d) 5.020% 07/05/2006	1,500,000	1,499,163
Centex Corp. 5.270% 07/13/2006	1,050,000	1,048,156
Centex Corp. 5.380% 07/05/2006	1,500,000	1,499,103
Clorox Co. 5.310% 07/24/2006	1,415,000	1,410,200
ConocoPhillips Co.(d) 5.330% 07/11/2006	1,400,000	1,397,927
ConocoPhillips Co.(d) 5.370% 07/24/2006	1,860,000	1,853,619
CVS Corp.(d) 5.180% 07/10/2006	1,500,000	1,498,057
CVS Corp.(d) 5.310% 07/14/2006	2,290,000	2,285,609
CVS Corp.(d) 5.310% 07/18/2006	2,585,000	2,578,518
CVS Corp.(d) 5.330% 07/12/2006	1,545,000	1,542,484
CVS Corp.(d) 5.400% 07/19/2006	765,000	762,935
DaimlerChrysler North America Holding Corp. 5.230% 07/10/2006	675,000	674,117
DaimlerChrysler North America Holding Corp. 5.330% 07/11/2006	1,700,000	1,697,483
DaimlerChrysler North America Holding Corp. 5.350% 07/14/2006	2,785,000	2,779,620
DaimlerChrysler North America Holding Corp. 5.360% 07/20/2006	1,400,000	1,396,040
Devon Energy Corp.(d) 5.400% 07/17/2006	1,325,000	1,321,820
Devon Energy Corp.(d) 5.400% 07/18/2006	1,300,000	1,296,685
Dominion Resources, Inc.(d) 5.150% 07/06/2006	1,500,000	1,498,927
Dow Jones & Co., Inc.(d) 5.350% 07/06/2006	2,680,000	2,678,009

	Principal Amount	Market Value
Dow Jones & Co., Inc.(d) 5.350% 07/25/2006	$1,400,000	$1,395,007
Dow Jones & Co., Inc.(d) 5.380% 07/21/2006	1,030,000	1,026,921
Duke Energy Corp. 5.200% 07/13/2006	215,000	214,627
Duke Energy Corp. 5.350% 07/21/2006	710,000	707,890
Elsevier Finance SA(d) 5.270% 07/10/2006	2,975,000	2,971,080
Florida Power & Light Co. 5.270% 07/19/2006	275,000	274,275
Florida Power & Light Co. 5.280% 07/19/2006	505,000	503,667
Fortune Brands, Inc. 5.400% 08/09/2006	455,000	452,338
Gannett Co., Inc. 5.000% 07/05/2006	1,500,000	1,499,167
General Mills, Inc.(d) 5.300% 07/25/2006	1,135,000	1,130,990
General Mills, Inc.(d) 5.360% 07/20/2006	940,000	937,341
Hanson Finance PLC(d) 5.370% 07/26/2006	1,400,000	1,394,779
Hershey Co. (The)(d) 4.990% 07/05/2006	1,500,000	1,499,168
ING US Funding LLC 5.250% 07/20/2006	1,060,000	1,057,063
ITT Industries, Inc.(d) 5.310% 07/19/2006	1,410,000	1,406,257
John Deere Capital Corp.(d) 5.170% 07/12/2006	1,500,000	1,497,630
John Deere Capital Corp.(d) 5.350% 07/21/2006	3,045,000	3,035,950
Kellogg Co.(d) 5.120% 07/07/2006	285,000	284,757
Kellogg Co.(d) 5.120% 07/10/2006	960,000	958,771
Motorola, Inc. 5.160% 07/10/2006	1,500,000	1,498,065
Motorola, Inc. 5.210% 07/11/2006	3,000,000	2,995,658
National Rural Utilities Cooperative Finance Corp. 5.250% 07/28/2006	1,300,000	1,294,881
Newell Rubbermaid, Inc.(d) 5.310% 07/24/2006	1,400,000	1,395,251

	Principal Amount	Market Value
Pearson Holdings, Inc. 5.130% 07/06/2006	$1,500,000	$1,498,931
Pearson Holdings, Inc. 5.370% 07/19/2006	3,000,000	2,991,945
Pearson Holdings, Inc. 5.420% 07/20/2006	2,000,000	1,994,279
Pearson, Inc. 5.450% 07/21/2006	2,205,000	2,198,324
Public Service Co. of Colorado 5.400% 07/03/2006	475,000	474,858
Reed Elsevier(d) 5.180% 07/13/2006	1,500,000	1,497,410
Ryder System, Inc. 5.280% 07/05/2006	2,000,000	1,998,827
Ryder System, Inc. 5.280% 07/17/2006	1,400,000	1,396,715
South Carolina Electric & Gas 5.270% 07/17/2006	1,450,000	1,446,604
Sprint Nextel 5.290% 07/17/2006	3,870,000	3,860,901
Textron Financial Corp. 5.210% 07/10/2006	1,500,000	1,498,046
Textron Financial Corp. 5.340% 07/13/2006	1,500,000	1,497,330
Time Warner, Inc. 5.270% 07/14/2006	1,400,000	1,397,336
Verizon Communications, Inc. 5.220% 07/12/2006	2,900,000	2,895,375
Verizon Communications, Inc. 5.260% 07/11/2006	1,450,000	1,447,881
Verizon Communications, Inc. 5.350% 07/18/2006	1,180,000	1,177,019
Walt Disney Co. 5.230% 08/01/2006	1,435,000	1,428,537
Wellpoint, Inc. 5.370% 07/26/2006	1,400,000	1,394,779

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Whirlpool Corp. 5.150% 07/07/2006	$1,500,000	$1,498,712
		103,331,203
TOTAL SHORT-TERM INVESTMENTS (Cost $202,542,249)		202,542,249
TOTAL INVESTMENTS — 112.5% (Cost $950,450,977)(k)		1,068,439,411
Other Assets/ (Liabilities) — (12.5%)		(118,573,241)
NET ASSETS — 100.0%		$949,866,170

Notes to Portfolio of Investments

MTN - Medium Term Note

REIT - Real Estate Investment Trust

TBA - To be announced

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the board of trustees.

(d)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to a value of $62,104,530 or 6.5% of net assets.

(e)  Security is currently in default.

(f)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(g)  This security is held as collateral for open futures contracts. (Note 2).

(h)  All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(i)  Amount represents shares owned of the fund.

(j)  Represents investments of security lending collateral. (Note 2).

(k)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments

June 30, 2006 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.3%
COMMON STOCK
Advertising — 0.1%
Interpublic Group of Companies, Inc.(a) (b)	81,713	$682,304
Aerospace & Defense — 4.6%
Boeing Co.	25,100	2,055,941
Goodrich Corp.	50,500	2,034,645
Northrop Grumman Corp.	52,400	3,356,744
Rockwell Collins, Inc.	79,800	4,458,426
United Technologies Corp.	709,700	45,009,174
		56,914,930
Apparel, Textiles & Shoes — 0.4%
Jones Apparel Group, Inc.	57,200	1,818,388
Limited Brands	82,900	2,121,411
VF Corp.	20,700	1,405,944
		5,345,743
Automotive & Parts — 0.6%
American Axle & Manufacturing Holdings, Inc.(b)	15,800	270,338
Autoliv, Inc.	19,700	1,114,429
BorgWarner, Inc.	16,200	1,054,620
Daimlerchrysler AG(b)	35,800	1,767,088
Magna International, Inc. Cl. A(b)	11,400	820,458
Toyota Motor Corp., Sponsored ADR (Japan)	18,300	1,913,997
		6,940,930
Autos & Housing — 0.5%
Cemex SA de CV Sponsored ADR (Mexico)(a)	100,200	5,708,394
Banking, Savings & Loans — 20.1%
Bank of America Corp.	1,038,300	49,942,230
BB&T Corp.	14,100	586,419
Capital One Financial Corp.	481,000	41,101,450
Comerica, Inc.	44,600	2,318,754
Fannie Mae	59,700	2,871,570
Freddie Mac(b)	292,200	16,658,322
JP Morgan Chase & Co.	244,252	10,258,584
KeyCorp	43,600	1,555,648
National City Corp.	90,300	3,267,957
Regions Financial Corp.	76,969	2,549,213
SunTrust Banks, Inc.	24,200	1,845,492

	Number of Shares	Market Value
U.S. Bancorp	78,500	$2,424,080
UBS AG	413,530	45,364,241
Wachovia Corp.	819,300	44,307,744
Washington Mutual, Inc.	51,300	2,338,254
Wells Fargo & Co.	315,800	21,183,864
		248,573,822
Beverages — 0.3%
The Coca-Cola Co.	94,100	4,048,182
Broadcasting, Publishing & Printing — 4.8%
CBS Corp. Cl. B	109,250	2,955,212
Comcast Corp. Cl. A(a)	119,500	3,912,430
Liberty Global, Inc. Cl. A(a)	694,738	14,936,867
Liberty Global, Inc. Cl. C(a)	1,388,818	28,567,986
Time Warner, Inc.	372,700	6,447,710
Viacom, Inc. Cl. B(a)	57,250	2,051,840
		58,872,045
Chemicals — 1.4%
Arkema, Sponsored ADR (France)(a)	735	28,674
Dow Chemical Co.	112,400	4,386,972
Du Pont (E.I.) de Nemours & Co.	8,300	345,280
Eastman Chemical Co.	4,100	221,400
The Lubrizol Corp.	33,300	1,327,005
PPG Industries, Inc.	42,900	2,831,400
Praxair, Inc.	157,160	8,486,640
		17,627,371
Commercial Services — 5.8%
Cendant Corp.(b)	543,700	8,856,873
eBay, Inc.(a)	337,100	9,873,659
Siemens AG Sponsored ADR (Germany)	604,600	52,491,372
		71,221,904
Communications — 0.6%
ADC Telecommunications, Inc.(a)	35,242	594,180
American Tower Corp. Cl. A(a) (b)	12,000	373,440
Crown Castle International Corp.(a)	41,800	1,443,772
Nokia Oyj Sponsored ADR (Finland)	104,500	2,117,170
Tellabs, Inc.(a)	205,600	2,736,536
		7,265,098

	Number of Shares	Market Value
Computer Integrated Systems Design — 2.1%
Synopsys, Inc.(a)	1,368,659	$25,689,729
Computers & Information — 0.3%
International Business Machines Corp.	22,200	1,705,404
Solectron Corp.(a)	286,000	978,120
Tech Data Corp.(a)	27,600	1,057,356
		3,740,880
Computers & Office Equipment — 0.5%
Electronic Data Systems Corp.	102,600	2,468,556
Hewlett-Packard Co.	138,301	4,381,376
		6,849,932
Containers — 0.2%
Crown Holdings, Inc.(a)	63,100	982,467
Owens-Illinois, Inc.(a)	74,500	1,248,620
Smurfit-Stone Container Corp.(a)	81,100	887,234
		3,118,321
Cosmetics & Personal Care — 0.9%
Colgate-Palmolive Co.	44,100	2,641,590
Kimberly-Clark Corp.	48,500	2,992,450
The Procter & Gamble Co.	92,100	5,120,760
		10,754,800
Electric Utilities — 4.4%
AES Corp.(a)	941,694	17,374,254
Alliant Energy Corp.	25,200	864,360
American Electric Power Co., Inc.	40,100	1,373,425
CMS Energy Corp.(a)	707,700	9,157,638
Constellation Energy Group, Inc.	29,000	1,581,080
Dominion Resources, Inc.	46,900	3,507,651
Entergy Corp.	39,700	2,808,775
Northeast Utilities(b)	35,125	726,034
PG&E Corp.	264,100	10,373,848
Pinnacle West Capital Corp.	43,700	1,744,067
Reliant Energy, Inc.(a) (b)	368,300	4,412,234
		53,923,366
Electrical Equipment & Electronics — 1.3%
Agere Systems, Inc.(a)	87,610	1,287,867
Arrow Electronics, Inc.(a)	30,600	985,320
Celestica, Inc.(a)	95,700	912,978
Emerson Electric Co.	9,900	829,719
Flextronics International Ltd.(a)	178,900	1,899,918

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
General Electric Co.	238,000	$7,844,480
Johnson Controls, Inc.	15,900	1,307,298
Sanmina-SCI Corp.(a)	103,700	477,020
		15,544,600
Energy — 10.9%
BP PLC Sponsored ADR (United Kingdom)	176,800	12,307,048
Chevron Corp.	106,200	6,590,772
ConocoPhillips	54,594	3,577,545
Diamond Offshore Drilling, Inc.(b)	24,600	2,064,678
Exxon Mobil Corp.(b)	1,376,600	84,454,410
GlobalSantaFe Corp.	28,600	1,651,650
Marathon Oil Corp.	25,400	2,115,820
Occidental Petroleum Corp.	7,000	717,850
Rowan Companies, Inc.	32,300	1,149,557
Sempra Energy	196,300	8,927,724
Total SA Sponsored ADR (France)(b)	166,100	10,882,872
Xcel Energy, Inc.	20,500	393,190
		134,833,116
Entertainment & Leisure — 0.6%
News Corp., Inc. Cl. A	280,500	5,379,990
The Walt Disney Co.	73,700	2,211,000
		7,590,990
Financial Services — 4.6%
The Bear Stearns Cos., Inc.	64,900	9,091,192
Citigroup, Inc.	355,900	17,168,616
Countrywide Financial Corp.	399,400	15,209,152
E*TRADE Financial Corp.(a)	117,500	2,681,350
The Goldman Sachs Group, Inc.	10,000	1,504,300
Huntington Bancshares, Inc.(b)	53,000	1,249,740
Lehman Brothers Holdings, Inc.	28,400	1,850,260
Merrill Lynch & Co., Inc.	83,200	5,787,392
Morgan Stanley	26,100	1,649,781
Waddell & Reed Financial, Inc. Cl. A	41,000	842,960
		57,034,743
Foods — 2.5%
Archer-Daniels- Midland Co.	71,200	2,939,136

	Number of Shares	Market Value
ConAgra Foods, Inc.	768,700	$16,995,957
Del Monte Foods Co.	53,900	605,297
General Mills, Inc.	55,900	2,887,794
Kellogg Co.	48,700	2,358,541
The Kroger Co.	114,400	2,500,784
Safeway, Inc.	83,100	2,160,600
Sara Lee Corp.	40,500	648,810
		31,096,919
Forest Products & Paper — 0.2%
MeadWestvaco Corp.	15,000	418,950
Sonoco Products Co.	48,000	1,519,200
		1,938,150
Healthcare — 0.1%
GlaxoSmithKline PLC ADR (United Kingdom)	18,700	1,043,460
Household Products — 0.2%
The Clorox Co.	400	24,388
Corning, Inc.(a)	39,450	954,295
Newell Rubbermaid, Inc.(b)	41,500	1,071,945
		2,050,628
Industrial – Diversified — 0.6%
Cooper Industries Ltd. Cl. A	18,000	1,672,560
Eaton Corp.	20,100	1,515,540
SPX Corp.(b)	32,200	1,801,590
Textron, Inc.	21,200	1,954,216
		6,943,906
Insurance — 8.9%
ACE Ltd.	18,400	930,856
Allstate Corp.	43,500	2,380,755
American International Group, Inc.	136,200	8,042,610
Chubb Corp.	30,600	1,526,940
Everest Re Group Ltd.	436,000	37,744,520
Genworth Financial, Inc. Cl. A	771,615	26,883,067
The Hartford Financial Services Group, Inc.	41,700	3,527,820
MBIA, Inc.(b)	23,300	1,364,215
Metlife, Inc.(b)	64,000	3,277,440
MGIC Investment Corp.	12,000	780,000
PartnerRe Ltd.(b)	27,700	1,774,185
Platinum Underwriters Holdings Ltd.(b)	353,361	9,887,041
Prudential Financial, Inc.	15,800	1,227,660
RenaissanceRe Holdings Ltd.	19,800	959,508

	Number of Shares	Market Value
St. Paul Travelers Cos.	82,782	$3,690,421
Torchmark Corp.	40,900	2,483,448
UnumProvident Corp.	69,600	1,261,848
XL Capital Ltd. Cl. A	27,700	1,698,010
		109,440,344
Machinery & Components — 0.0%
Ingersoll-Rand Co. Cl. A	8,800	376,464
Metals & Mining — 0.5%
Phelps Dodge Corp.	78,800	6,474,208
Pharmaceuticals — 5.6%
Abbott Laboratories	33,900	1,478,379
Eli Lilly & Co.	37,400	2,067,098
Merck & Co., Inc.	160,600	5,850,658
Pfizer, Inc.	1,571,200	36,876,064
Sanofi-Aventis ADR (France)	472,808	23,025,750
		69,297,949
Prepackaged Software — 4.8%
Compuware Corp.(a)	1,206,400	8,082,880
Microsoft Corp.	1,194,800	27,838,840
Novell, Inc.(a) (b)	1,708,400	11,326,692
Take-Two Interactive Software, Inc.(a) (b)	1,145,900	12,215,294
		59,463,706
Restaurants — 0.3%
McDonald's Corp.	127,900	4,297,440
Retail — 1.4%
Office Depot, Inc.(a)	70,600	2,682,800
Target Corp.	17,300	845,451
Wal-Mart Stores, Inc.	289,600	13,950,032
		17,478,283
Telephone Utilities — 4.6%
AT&T, Inc.	314,700	8,776,983
BellSouth Corp.	57,700	2,088,740
Embarq Corp.(a)	7,529	308,614
IDT Corp. Cl. B(a)	679,178	9,365,865
Sprint Nextel Corp.	1,429,999	28,585,680
Verizon Communications, Inc.	238,800	7,997,412
		57,123,294
Tobacco — 4.1%
Altria Group, Inc.	673,700	49,469,791
UST, Inc.(b)	30,500	1,378,295
		50,848,086

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Toys, Games — 0.1%
Mattel, Inc.	64,200	$1,059,942
Transportation — 0.4%
CSX Corp.	31,800	2,239,992
Norfolk Southern Corp.	47,100	2,506,662
		4,746,654
TOTAL EQUITIES (Cost $1,149,408,466)		1,225,960,633
	Principal Amount
SHORT-TERM INVESTMENTS — 4.9%
Cash Equivalents — 4.1%(d)
Abbey National PLC Eurodollar Time Deposit 5.100% 07/10/2006	$556,030	556,030
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	556,024	556,024
American Beacon Money Market Fund(c)	567,096	567,096
Bank of America 5.270% 07/14/2006	1,112,046	1,112,046
Bank of America 5.310% 03/08/2007	1,112,046	1,112,046
Bank of Montreal Eurodollar Time Deposit 5.290% 08/03/2006	1,112,046	1,112,046
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 08/08/2006	1,112,046	1,112,046
Barclays Eurodollar Time Deposit 5.150% 08/01/2006	1,668,070	1,668,070
Branch Banker & Trust Eurodollar Time Deposit 5.250% 07/26/2006	2,001,684	2,001,684
Calyon Eurodollar Time Deposit 5.300% 08/08/2006	1,112,046	1,112,046
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 07/31/2006	1,112,046	1,112,046
Deutsche Bank Eurodollar Time Deposit 5.250% 07/05/2006	2,780,117	2,780,117
Dexia Group Eurodollar Time Deposit 5.300% 08/09/2006	1,445,661	1,445,661

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.181% 07/19/2006	$885,174	$885,174
First Tennessee National Corporation Eurodollar Time Deposit 5.270% 07/24/2006	1,334,456	1,334,456
Fortis Bank Eurodollar Time Deposit 5.090% 07/05/2006	1,112,046	1,112,046
Fortis Bank Eurodollar Time Deposit 5.250% 07/03/2006	1,112,046	1,112,046
Fortis Bank Eurodollar Time Deposit 5.250% 07/06/2006	1,112,046	1,112,046
Freddie Mac Discount Note 5.191% 07/25/2006	663,651	663,651
Harris NA Eurodollar Time Deposit 5.080% 07/05/2006	778,432	778,432
HBOS Halifax Bank of Scotland Certificate of Deposit 5.110% 07/10/2006	1,112,046	1,112,046
National Australia Bank Eurodollar Time Deposit 5.290% 07/03/2006	3,892,163	3,892,163
National City Corporation Eurodollar Time Deposit 5.220% 07/03/2006	1,320,234	1,320,234
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.130% 07/12/2006	1,112,046	1,112,046
Societe Generale Eurodollar Time Deposit 5.200% 08/08/2006	1,112,046	1,112,046
Societe Generale Eurodollar Time Deposit 5.270% 07/17/2006	1,445,661	1,445,661
Standard Chartered Bank Eurodollar Time Deposit 5.260% 07/07/2006	1,668,070	1,668,070
Svenska Handlesbanken Eurodollar Time Deposit 5.290% 07/03/2006	3,728,144	3,728,144
The Bank of the West Eurodollar Time Deposit 5.250% 08/07/2006	1,890,479	1,890,479
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 07/31/2006	3,113,731	3,113,731

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.250% 07/21/2006	$1,668,070	$1,668,070
UBS AG Eurodollar Time Deposit 5.250% 08/04/2006	1,668,070	1,668,070
Wells Fargo Eurodollar Time Deposit 5.160% 07/13/2006	1,112,046	1,112,046
Wells Fargo Eurodollar Time Deposit 5.170% 07/03/2006	1,112,046	1,112,046
Wells Fargo Eurodollar Time Deposit 5.210% 07/06/2006	556,024	556,024
Wells Fargo Eurodollar Time Deposit 5.250% 07/03/2006	1,112,046	1,112,046
		50,867,731
Repurchase Agreement — 0.8%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2006, 3.75%, due 07/03/2006(e)	10,354,223	10,354,223
TOTAL SHORT-TERM INVESTMENTS (Cost $61,221,954)		61,221,954
TOTAL INVESTMENTS — 104.2% (Cost $1,210,630,420)(f)		1,287,182,587
Other Assets/ (Liabilities) — (4.2%)		(52,357,583)
NET ASSETS — 100.0%		$1,234,825,004

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $10,357,459. Collateralized by a U.S. Government Agency obligation with a rate of 3.75%, maturity date of 07/03/2006, and an aggregate market value, including accrued interest, of $10,871,934.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (Unaudited)

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Assets:
Investments, at value (Note 2)(a)	$-	$416,413,516	$865,897,162	$1,225,960,633
Short-term investments, at value (Note 2)(b)	110,419,294	53,366,221	202,542,249	61,221,954
Total investments(c)	110,419,294	469,779,737	1,068,439,411	1,287,182,587
Cash	169	5,174	-	89,209
Receivables from:
Investments sold	-	4,136,905	55,190,973	651,851
Fund shares sold	77,720	69,198	24,959	43,885
Interest and dividends	66	4,963,404	4,516,971	1,752,638
Variation margin on open futures contracts (Note 2)	-	96,875	5,795	-
Foreign taxes withheld	-	-	-	104,422
Prepaid expenses	-	-	38,669	-
Total assets	110,497,249	479,051,293	1,128,216,778	1,289,824,592
Liabilities:
Payables for:
Investments purchased	-	16,110,495	77,217,708	3,190,614
Written options outstanding, at value (Note 2)(d)	-	480,502	320,334	-
Fund shares repurchased	3,724,953	640,695	1,090,981	442,155
Securities on loan	-	41,341,976	99,211,046	50,867,731
Open swap agreements, at value	-	19,317	23,427	-
Directors' fees and expenses (Note 3)	16,121	34,714	104,071	125,272
Affiliates (Note 3):
Investment management fees	42,809	154,770	310,147	390,914
Due to custodian	-	-	40,771	-
Accrued expense and other liabilities	11,710	13,752	32,123	(17,098)
Total liabilities	3,795,593	58,796,221	178,350,608	54,999,588
Net assets	$106,701,656	$420,255,072	$949,866,170	$1,234,825,004
Net assets consist of:
Paid-in capital	$106,876,285	$432,576,453	$999,223,923	$1,066,312,400
Undistributed net investment income	26,416	4,341,432	6,416,584	12,120,232
Accumulated net realized gain (loss) on investments	(201,045)	(7,707,861)	(173,675,652)	79,840,205
Net unrealized appreciation (depreciation) on investments	-	(8,954,952)	117,901,315	76,552,167
Net assets	$106,701,656	$420,255,072	$949,866,170	$1,234,825,004
Shares outstanding	106,812,519	35,249,177	59,461,079	49,829,734
Net asset value, offering price and redemption price per share	$1.00	$11.92	$15.97	$24.78
(a) Cost of investments:	$-	$425,156,117	$747,908,728	$1,149,408,466
(b) Cost of short-term investments:	$110,419,294	$53,366,221	$202,542,249	$61,221,954
(c) Securities on loan with market value of:	$-	$40,482,832	$96,405,960	$48,321,287
(d) Premiums on written options:	$-	$509,323	$339,548	$-

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Operations

For the Six Months Ended June 30, 2006 (Unaudited)

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Investment Income (Note 2):
Dividends(a)	$-	$-	$5,235,744	$14,325,810
Interest	2,502,041	10,243,695	9,611,679	461,092
Securities lending income	-	25,186	42,096	81,243
Total investment income	2,502,041	10,268,881	14,889,519	14,868,145
Expenses (Note 3)
Investment management fees (Note 3)	265,395	913,642	1,842,468	2,444,464
Custody fees	6,406	-	61,265	81,354
Trustee reporting	776	-	776	775
Audit and legal fees	13,856	12,366	22,273	26,257
Proxy fees	285	-	545	567
Shareholder reporting fees	1,192	-	10,096	14,127
Directors' fees (Note 3)	5,881	9,268	49,714	69,731
Total expenses	293,791	935,276	1,987,137	2,637,275
Net investment income	2,208,250	9,333,605	12,902,382	12,230,870
Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investment transactions	119	(1,539,904)	25,731,701	190,898,227
Closed futures contracts	-	(855,139)	(454,323)	-
Written options	-	3,680	2,576	-
Closed swap contracts	-	(28,871)	(28,833)	-
Net realized gain (loss)	119	(2,420,234)	25,251,121	190,898,227
Net change in unrealized appreciation (depreciation) on:
Investments	-	(9,801,693)	(22,658,296)	(158,474,240)
Open futures contracts	-	(291,434)	(130,132)	-
Written options	-	28,821	19,214	-
Open swap contracts	-	41,388	41,747	-
Net unrealized gain (loss)	-	(10,022,918)	(22,727,467)	(158,474,240)
Net realized and unrealized gain (loss)	119	(12,443,152)	2,523,654	32,423,987
Net increase (decrease) in net assets resulting from operations	$2,208,369	$(3,109,547)	$15,426,036	$44,654,857
(a) Net of withholding tax of:	$-	$-	$-	$298,386

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Money Market Fund		MML Managed Bond Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,208,250	$3,012,310	$9,333,605	$17,371,474
Net realized gain (loss) on investment transactions	119	1,668	(2,420,234)	119,073
Net change in unrealized appreciation (depreciation) on investments	-	-	(10,022,918)	(8,563,059)
Net increase (decrease) in net assets resulting from operations	2,208,369	3,013,978	(3,109,547)	8,927,488
Distributions to shareholders (Note 2)
From net investment income	(2,208,250)	(3,012,310)	(4,796,459)	(18,782,477)
Net fund share transactions (Note 5)	(2,662,093)	(6,254,891)	24,785,055	27,930,099
Total increase (decrease) in net assets	(2,661,974)	(6,253,223)	16,879,049	18,075,110
Net assets:
Beginning of period	109,363,630	115,616,853	403,376,023	385,300,913
End of period	$106,701,656	$109,363,630	$420,255,072	$403,376,023
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$26,416	$26,416	$4,341,432	$(195,714)

	MML Blend Fund		MML Equity Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,902,382	$24,722,619	$12,230,870	$24,366,733
Net realized gain (loss) on investment transactions	25,251,121	62,286,502	190,898,227	92,699,266
Net change in unrealized appreciation (depreciation) on investments	(22,727,467)	(44,218,527)	(158,474,240)	(77,008,554)
Net increase (decrease) in net assets resulting from operations	15,426,036	42,790,594	44,654,857	40,057,445
Distributions to shareholders (Note 2)
From net investment income	(6,274,584)	(25,920,972)	-	(24,339,586)
Net fund share transactions (Note 5)	19,196,314	(125,392,288)	(91,643,977)	(141,818,352)
Total increase (decrease) in net assets	28,347,766	(108,522,666)	(46,989,120)	(126,100,493)
Net assets:
Beginning of period	921,518,404	1,030,041,070	1,281,814,124	1,407,914,617
End of period	$949,866,170	$921,518,404	$1,234,825,004	$1,281,814,124
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$6,416,584	$(211,214)	$12,120,232	$(110,638)

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.03 ***	0.01		0.01	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.00	†	0.00 †	(0.00	) †	0.00 †	0.00 †	(0.00	) †
Total income (loss) from investment operations	0.02		0.03	0.01		0.01	0.01	0.04
Less distributions to shareholders:
From net investment income	(0.02)		(0.03)	(0.01)		(0.01)	(0.01)	(0.04)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00
Total Return (a)	2.07	% **	2.66%	0.79%		0.62%	1.29%	3.66%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$106,702		$109,364	$115,617		$141,622	$192,252	$203,691
Net expenses to average daily net assets	0.55	% *	0.54%	0.53%		0.52%	0.52%	0.50%
Net investment income (loss) to average daily net assets	4.13	% *	2.61%	0.77%		0.63%	1.27%	3.67%

*  Annualized.

**  Percentages represent results from the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net realized and unrealized gain (loss) on investments is less than $0.01 per share.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of period	$12.15		$12.46	$12.51	$12.49	$12.27	$12.19
Income (loss) from investment operations:
Net investment income (loss)	0.27		0.56	0.56	0.57	0.67	0.74
Net realized and unrealized gain (loss) on investments	(0.36)		(0.27)	(0.01)	0.11	0.33	0.20
Total income (loss) from investment operations	(0.09)		0.29	0.55	0.68	1.00	0.94
Less distributions to shareholders:
From net investment income	(0.14)		(0.60)	(0.60)	(0.66)	(0.70)	(0.86)
From net realized gains	-		-	-	-	(0.08)	-
Total distributions	(0.14)		(0.60)	(0.60)	(0.66)	(0.78)	(0.86)
Net asset value, end of period	$11.92		$12.15	$12.46	$12.51	$12.49	$12.27
Total Return (a)	(0.79	)% **	2.34%	4.47%	5.59%	8.40%	7.89%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$420,255		$403,376	$385,301	$378,991	$386,227	$293,109
Net expenses to average daily net assets	0.46	% *	0.46%	0.46%	0.46%	0.47%	0.48%
Net investment income (loss) to average daily net assets	4.58	% *	4.46%	4.38%	4.56%	5.51%	5.98%
Portfolio turnover rate	43	% **	76%	102%	77%	41%	53%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.01, an increase to net realized and unrealized gains and losses per share of $0.01 and a decrease of the ratio of net investment income to average net assets from 6.11% to 5.98%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of period	$15.80		$15.51	$14.66	$12.67	$14.76	$19.51
Income (loss) from investment operations:
Net investment income (loss)	0.22	***	0.40 ***	0.38	0.34	0.39	0.47
Net realized and unrealized gain (loss) on investments	0.06		0.32	0.87	2.01	(2.08)	(1.69)
Total income (loss) from investment operations	0.28		0.72	1.25	2.35	(1.69)	(1.22)
Less distributions to shareholders:
From net investment income	(0.11)		(0.43)	(0.40)	(0.36)	(0.40)	(0.56)
From net realized gains	-		-	-	-	-	(2.97)
Total distributions	(0.11)		(0.43)	(0.40)	(0.36)	(0.40)	(3.53)
Net asset value, end of period	$15.97		$15.80	$15.51	$14.66	$12.67	$14.76
Total Return (a)	1.82	% **	4.66%	8.68%	18.71%	(11.53)%	(5.75)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$949,866		$921,518	$1,030,041	$1,085,142	$1,048,441	$1,451,123
Net expenses to average daily net assets	0.43	% *	0.43%	0.42%	0.42%	0.42%	0.40%
Net investment income (loss) to average daily net assets	2.79	% *	2.56%	2.51%	2.44%	2.80%	2.85%
Portfolio turnover rate	96	% **	150%	113%	101%	90%	87%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discounts on debt securities. The effect of this charge for the year ended December 31, 2001 was a decrease to net investment income per share of $0.003, an increase to net realized and unrealized gains and losses of $0.003 and a decrease of the ratio of net investment income to average net assets from 2.87% to 2.85%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/06 (Unaudited)		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of period	$23.95		$23.66	$20.82	$16.60	$21.28	$34.30
Income (loss) from investment operations:
Net investment income (loss)	0.24		0.43 ***	0.46	0.33	0.27	0.35
Net realized and unrealized gain (loss) on investments	0.59		0.32	2.84	4.22	(4.41)	(5.23)
Total income (loss) from investment operations	0.83		0.75	3.30	4.55	(4.14)	(4.88)
Less distributions to shareholders:
From net investment income	-		(0.46)	(0.46)	(0.33)	(0.27)	(0.62)
From net realized gains	-		-	-	-	(0.27)	(7.52)
Total distributions	-		(0.46)	(0.46)	(0.33)	(0.54)	(8.14)
Net asset value, end of period	$24.78		$23.95	$23.66	$20.82	$16.60	$21.28
Total Return (a)	3.49	% **	3.12%	15.85%	27.49%	(19.55)%	(14.72)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,234,825		$1,281,814	$1,407,915	$1,338,438	$1,155,240	$1,667,665
Net expenses to average daily net assets	0.42	% *	0.41%	0.41%	0.41%	0.42%	0.40%
Net investment income (loss) to average daily net assets	1.93	% *	1.83%	2.01%	1.77%	1.33%	1.22%
Portfolio turnover rate	93	% **	46%	36%	61%	67%	101%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculted on the average shares method.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods above.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund  MML Series Investment Fund II ("MML II Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are four series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund") and MML Equity Fund ("Equity Fund").

The MML II Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML II Trust are not offered to the general public.

2.  Significant Accounting Policies  The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment
Valuation  Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Managed Bond Fund, Blend Fund and Equity Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including futures, options, swaps, and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against

Notes to Financial Statements (Continued)

U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending  The Managed Bond Fund, Blend Fund and Equity Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2006, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Managed Bond Fund	$40,482,832	$41,341,976
Blend Fund	96,405,960	99,211,046
Equity Fund	48,321,287	50,867,731

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in the process of recall from the brokers. At June 30, 2006, the Blend Fund had securities on loan with pending sales with a market value of $2,837,512.

The Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the the six months ended June 30, 2006, the Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Managed Bond Fund	$737,888	$712,702	$25,186
Blend Fund	1,501,669	1,459,573	42,096
Equity Fund	2,068,468	1,987,225	81,243

Repurchase
Agreements  Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for
Investments  Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Notes to Financial Statements (Continued)

Federal
Income Tax  It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and
Distributions to
Shareholders  Dividends from net investment income are declared and paid quarterly for the Managed Bond Fund and Blend Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Foreign Currency
Translation  The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign
Currency
Contracts  Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

Notes to Financial Statements (Continued)

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At June 30, 2006, the Funds had no open forward foreign currency contracts.

Delayed Delivery
Transactions,
When Issued
Securities, and
Forward
Commitments  Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

A summary of open obligations for the Blend Fund at June 30, 2006 is as follows:

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Unrealized Appreciation
Blend Fund
FNMA TBA 5.0% 07/01/2036	July-06	$7,000,000	$6,598,594	$6,543,359	$(55,235)
FNMA TBA 5.5% 07/01/2036	July-06	8,540,000	8,267,984	8,199,067	(68,917)
					$(124,152)

Financial Futures
Contracts  The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded

Notes to Financial Statements (Continued)

A summary of open futures contracts for the Managed Bond Fund and the Blend Fund at June 30, 2006, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation/ (Depreciation)
Managed Bond Fund
BUYS 370	U.S. Treasury Note 5 year	10/04/06	$38,446,985	$(186,672)
65	U.S. Treasury Note 2 year	10/04/06	13,217,638	(36,856)
				$(223,528)
Blend Fund
BUYS 288	S&P 500 Mini	09/15/06	$18,400,957	$22,403
190	U.S. Treasury Note 5 year	10/04/06	19,743,046	(95,859)
47	U.S. Treasury Note 2 year	10/04/06	9,557,369	(26,650)
				$(100,106)

Options  The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. See the Portfolio of Investments of the Blend Fund for open purchased option contracts as of June 30, 2006.

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same

Notes to Financial Statements (Continued)

over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A summary of open written option contracts for the Managed Bond Fund and Blend Fund at June 30, 2006, is as follows:

Notional Amount	Expiration Date	Market Description	Premiums	Value
Managed Bond Fund
$8,743,500	4/14/2008	Goldman Swaption, Strike 5.68%	$509,323	$480,502
Blend Fund
$5,829,000	4/14/2008	Goldman Swaption, Strike 5.68%	$339,548	$320,334

Transactions in options written for the Managed Bond Fund and Blend Fund during the six months ended June 30, 2006 were as follows:

	Number of Contracts	Premiums Received
Managed Bond Fund
Options outstanding at December 31, 2005	-	$-
Options written	12,743,500	513,003
Options terminated in closing purchase transactions	(4,000,000)	(3,680)
Options outstanding at June 30, 2006	8,743,500	509,323
Blend Fund
Options outstanding at December 31, 2005	-	$-
Options written	8,629,000	342,124
Options terminated in closing purchase transactions	(2,800,000)	(2,576)
Options outstanding at June 30, 2006	5,829,000	339,548

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Trust.

Notes to Financial Statements (Continued)

Swaps  The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuation, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

Notes to Financial Statements (Continued)

A summary of open swap agreements for the Managed Bond Fund and the Blend Fund at June 30, 2006, is as follows:

Managed Bond Fund

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
2,000,000 USD	12/20/2010	Agreement with Barclays Bank, dated 9/21/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	$7,582
4,000,000 USD	12/20/2010	Agreement with Goldman Sachs, dated 10/07/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	7,326
1,000,000 USD	12/20/2009	Agreement with Barclays Bank, dated 12/14/2005 to pay 0.55% times the notional amount. The Fund receives payment only upon a default of Cox Communications, Inc. Bond, 4.625% due 1/15/2010.	(4,613)
4,000,000 USD	12/20/2010	Agreement with Barclays Bank, dated 10/27/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	6,571
5,000,000 USD	3/20/2011	Agreement with Bank of America, dated 1/6/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Citigroup, Inc.-X	(4,867)
5,000,000 USD	3/20/2011	Agreement with Goldman Sachs, dated 1/6/06 to pay 0.34% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Senior Unsecured Note.	(1,969)
5,000,000 USD	3/20/2011	Agreement with Bank of America, dated 1/9/06 to pay 0.12% times the notional amount. The Fund receives payment only upon a default event of Wells Fargo & Company Note.	(898)
5,000,000 USD	3/20/2011	Agreement with Goldman Sachs, dated 1/9/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Bank of America Corporation Senior Note.	(2,465)
5,000,000 USD	3/20/2011	Agreement with Barclays Bank, dated 1/9/06 to pay 0.23% times the notional amount. The Fund receives payment only upon a default event of JP Morgan Senior Note.	(9,120)

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
5,000,000 USD	3/20/2011	Agreement with Bank of America, dated 1/10/06 to pay 0.13% times the notional amount. The Fund receives payment only upon a default event of Wachovia Corporation Senior Note.	$(817)
4,000,000 USD	3/20/2011	Agreement with Barclays Bank, dated 2/3/06 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	11,104
14,000,000 USD	4/1/2007	Agreement with Goldman Sachs International, dated 3/16/06 to receive 0.296% times the notional amount. The Fund makes payment only upon a default event of Lehman CMBS AAA, 8.5%.	17,067
14,000,000 USD	10/12/2052	Agreement with Goldman Sachs International, dated 3/16/06 to pay 0.35% times the notional amount. The Fund receives payment only upon a default event of Lehman CMBX.NA.A.1.	(45,555)
750,000 USD	6/20/2013	Agreement with Barclays Bank, dated 3/29/06 to pay 0.71% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corporation Medium Term Note.	(8,342)
750,000 USD	6/20/2013	Agreement with Barclays Bank, dated 4/06/06 to pay 0.70% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corporation Medium Term Note.	(7,301)
1,500,000 USD	6/20/2013	Agreement with Goldman Sachs, dated 4/12/06 to pay 0.82% times the notional amount. The Fund receives payment only upon a default event of Tribune Company Note.	45,022
1,100,000 USD	6/20/2013	Agreement with Bank of America, dated 5/25/06 to pay 1.03% times the notional amount. The Fund receives payment only upon a default event of Belo Corporation Senior Note.	(2,551)
Interest Rate Swaps
14,100,000 USD	12/14/2009	Agreement with Bank of America, dated 12/08/05 to pay the notional amount multiplied by 4.498% and to receive the notional amount multiplied by the 3 Month Floating Rate Libor.	487,364

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Interest Rate Swaps (continued)
25,780,000 USD	12/12/2012	Agreement with Bank of America, dated 12/08/05 to receive the notional amount multiplied by 4.764% and to pay the notional amount multiplied by the 3 Month Floating Rate Libor.	$(1,250,175)
31,620,000 USD	12/12/2025	Agreement with Bank of America, dated 12/08/05 to pay the notional amount multiplied by 5.214% and to receive the notional amount multiplied by the 3 Month Floating Rate Libor.	2,178,174
19,040,000 USD	12/12/2035	Agreement with Bank of America, dated 12/8/05 to receive the notional amount multiplied by 5.267% and to pay the notional amount multiplied by the 3 Month Floating Rate Libor.	(1,440,854)
			$(19,317)

Blend Fund

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
1,400,000 USD	12/20/2010	Agreement with Barclays Bank, dated 9/21/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	$5,308
2,700,000 USD	12/20/2010	Agreement with Barclays Bank, dated 10/27/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	5,037
2,800,000 USD	12/20/2010	Agreement with Barclays Bank, dated 3/20/06 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	7,707
2,700,000 USD	12/20/2010	Agreement with Barclays Bank, dated 10/27/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	4,435
500,000 USD	6/20/2013	Agreement with Barclays Bank, dated 4/6/06 to pay 0.70% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corporation Medium Term Note	(4,148)

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
1,000,000 USD	6/20/2013	Agreement with Goldman Sachs, dated 4/13/06 to pay 0.82% times the notional amount. The Fund receives payment only upon a default event of Tribune Company Note.	$30,015
800,000 USD	6/20/2013	Agreement with Bank of America, dated 5/25/06 to pay 1.03% times the notional amount. The Fund receives payment only upon a default event of Belo Corporation Senior Note.	(1,832)
700,000 USD	12/20/2009	Agreement with Barclays Bank, dated 12/14/05 to pay 0.55% times the notional amount. The Fund receives payment only upon a default event of Cox Communica- tions, Inc. Bond, 4.625% due 1/15/2010.	(3,229)
3,500,000 USD	3/20/2011	Agreement with Bank of America, dated 1/6/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Citigroup, Inc. - X.	(3,407)
3,500,000 USD	3/20/2011	Agreement with Goldman Sachs, dated 1/6/06 to pay 0.34% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Senior Unsecured Note.	(1,378)
3,500,000 USD	3/20/2011	Agreement with Bank of America, dated 1/9/06 to pay 0.12% times the notional amount. The Fund receives payment only upon a default event of Wells Fargo & Company Note.	(629)
3,500,000 USD	3/20/2011	Agreement with Goldman Sachs, dated 1/9/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Bank of America Corporation Senior Note.	(2,950)
3,500,000 USD	3/20/2011	Agreement with Barclays Bank PLC, dated 1/9/06 to pay 0.23% times the notional amount. The Fund receives payment only upon a default event of JP Morgan Senior Note.	(6,384)
3,500,000 USD	3/20/2011	Agreement with Bank of America, dated 1/10/06 to pay 0.13% times the notional amount. The Fund receives payment only upon a default event of Wachovia Corporation Senior Note.	(572)
500,000 USD	6/20/2013	Agreement with Barclays Bank, dated 3/29/06 to pay 0.71% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corporation Medium Term Note.	(5,562)

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
10,000,000 USD	4/1/2007	Agreement with Goldman Sachs International, dated 3/16/06 to receive 0.296% times the notional amount. The Fund makes payment only upon a default event of Lehman CMBS AAA, 8.5%.	$12,191
10,000,000 USD	10/12/2052	Agreement with Goldman Sachs International, dated 3/16/06 to pay .35% times the notional amount. The Fund receives payment only upon a default event of Lehman CMBX.NA.A.1.	(32,539)
Interest Rate Swaps
14,100,000 USD	12/14/2009	Agreement with Bank of America, dated 12/08/2005 to receive the notional amount multiplied by the 3 Month Floating Rate Libor and to pay the notional amount multiplied by 4.498%..	487,364
25,780,000 USD	12/12/2012	Agreement with Bank of America, dated 12/08/2005 to receive the notional amount multiplied by 4.764% and to pay the notional amount multiplied by the 3 Month Floating Rate Libor.	(1,250,174)
31,620,000 USD	12/12/2025	Agreement with Bank of America, dated 12/08/2005 to pay the notional amount multiplied by 5.214% and to receive the notional amount multiplied by the 3 Month Floating Rate Libor.	2,178,174
19,040,000 USD	12/12/2035	Agreement with Bank of America, dated 12/8/2005 to receive the notional amount multiplied by 5.267% and to pay the notional amount multiplied by the 3 Month Floating Rate Libor.	(1,440,854)
			$(23,427)

Foreign
Securities  The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Notes to Financial Statements (Continued)

3.  Management Fees and Other Transactions

Investment
Management Fees  Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000 of the average daily net asset value of each Fund.

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Money Market Fund's, Managed Bond Fund's and Blend Fund's sub-adviser providing day-to-day management of each Fund's investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. During the period, Babson Capital received a sub-advisory fee from MassMutual equal to an annual rate of 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.05% of the average daily net assets of the Money Market Fund and 0.10% of the average daily net assets of the Managed Bond Fund.

MassMutual has entered into an investment sub-advisory agreement with OppenheimerFunds, Inc. ("OFI"), pursuant to which OFI serves as one of the sub-advisers to the Equity Fund, providing day-to-day management of a portion of the Equity Fund's investments. OFI is a majority owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.23% of the average daily net assets of the portion of the Equity Fund that OFI manages. Prior to January 27, 2006, Babson Capital served as one of the sub-advisers to the Equity Fund.

MassMutual has also entered into an investment sub-advisory agreement with AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with AllianceBernstein provides that AllianceBernstein manage a portion of the investment and reinvestment of the assets of the Equity Fund. MassMutual pays a sub-advisory fee to AllianceBernstein based upon the aggregate net assets under management which include (1) the average daily net asset value of the portion of the assets of the Equity Fund that AllianceBernstein manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which AllianceBernstein provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

Expense Waivers  MassMutual has agreed, at least through April 30, 2007, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net asset value of each Fund for such year.

Other  Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

4.  Purchases and Sales of Investments  Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the the six months ended June 30, 2006, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Managed Bond Fund	$198,632,104	$11,468,751
	Blend Fund	303,530,103	536,075,456
	Equity Fund	-	1,162,833,881
Sales	Managed Bond Fund	$132,034,567	$34,158,977
	Blend Fund	256,006,503	545,955,482
	Equity Fund	-	1,241,394,999

5.  Capital Share Transactions  The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Money Market Fund
Sold	32,113,105	$32,079,359	81,162,373	$81,076,864
Issued as reinvestment of dividends	2,212,623	2,210,289	3,167,166	3,163,827
Redeemed	(36,990,741)	(36,951,741)	(90,590,989)	(90,495,582)
Net increase (decrease)	(2,665,013)	$(2,662,093)	(6,261,450)	$(6,254,891)
Managed Bond Fund
Sold	4,329,356	$52,165,863	6,247,558	$77,309,804
Issued as reinvestment of dividends	401,842	4,796,459	1,531,328	18,782,477
Redeemed	(2,671,097)	(32,177,267)	(5,501,532)	(68,162,182)
Net increase (decrease)	2,060,101	$24,785,055	2,277,354	$27,930,099
Blend Fund
Sold	6,116,954	$99,247,039	1,005,906	$15,600,693
Issued as reinvestment of dividends	388,504	6,274,584	1,667,894	25,920,972
Redeemed	(5,372,973)	(86,325,309)	(10,746,586)	(166,913,953)
Net increase (decrease)	1,132,485	$19,196,314	(8,072,786)	(125,392,288)
Equity Fund
Sold	669,083	$16,541,765	1,919,993	$45,506,872
Issued as reinvestment of dividends	-	-	1,010,393	24,339,586
Redeemed	(4,368,860)	(108,185,742)	(8,895,945)	(211,664,810)
Net increase (decrease)	(3,699,777)	$(91,643,977)	(5,965,559)	$(141,818,352)

6.  Federal Income
Tax Information  At June 30, 2006, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Managed Bond Fund	$478,522,338	$2,648,918	$(11,391,519)	$(8,742,601)
Blend Fund	950,450,977	129,939,533	(13,237,678)	116,701,855
Equity Fund	1,210,630,420	119,907,163	(43,354,996)	76,552,167

Note: The aggregate cost for investments for the Money Market Fund as of June 30, 2006, is the same for financial reporting and Federal income tax purposes.

Notes to Financial Statements (Continued)

At December 31, 2005, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
Money Market Fund	$200,546	$-	$-	$618	$-
Managed Bond Fund	-	1,214,149	-	-	1,514,498
Blend Fund	44,540,837	96,826,930	44,174,039	-	-
Equity Fund	-	1,342,161	93,924,996	-	-

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Money Market Fund	$3,012,310	$-	$-	$-
Managed Bond Fund	18,782,477	-	-	-
Blend Fund	25,920,972	-	-	-
Equity Fund	24,339,586	-	-	-

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Other Temporary Differences	Unrealized Appreciation*
Money Market Fund	$40,332	$(201,164)	$(13,916)	$-
Managed Bond Fund	32,689	(2,728,647)	(371,437)	(1,347,980)
Blend Fund	-	(185,541,806)	(101,909)	127,134,510
Equity Fund	7,025	(95,267,157)	(122,453)	219,240,332

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

The following Funds have elected to defer to January 1, 2006 post-October losses:

Amount
Managed Bond Fund	$337,539

7.  Proxy Voting (Unaudited)  A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

Notes to Financial Statements (Continued)

8.  Quarterly Reporting (Unaudited)  The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

9.  Trustees' Approval of Investment Advisory Contracts (Unaudited)  At a meeting held on January 18, 2006, the Trustees, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser or Sub-Advisers (the "Independent Trustees"), approved the termination of the existing Sub-Advisory Agreement with Babson Capital Management LLC ("Babson Capital") for the Equity Fund (the "Prior Sub-Advisory Agreement"). In coming to this recommendation, the Trustees considered the recent performance and investment style of the Fund, as well as an internal restructuring that was taking place at Babson Capital. Babson Capital, an indirect, wholly-owned subsidiary of MassMutual and sub-adviser to numerous equity and fixed-income investment options for MassMutual's proprietary mutual funds, including the Trust, had announced a plan to sharpen its business focus and concentrate on the core investment areas that provide the greatest opportunity for growth. As a result of this internal restructuring, it was proposed that a change in sub-adviser occur with respect to certain Babson Capital sub-advised mutual funds in the Trust, so that OppenheimerFunds Inc. ("OFI") could become the sub-adviser. OFI is a majority-owned, indirect subsidiary of MassMutual.

In addition to approving the termination of the Prior Sub-Advisory Agreement for the Fund, the Trustees unanimously approved an interim Sub-Advisory Agreement between the Adviser and OFI (the "Interim Sub-Advisory Agreement"), pursuant to Rule 15a-4 under the Investment Company Act. In general, a mutual fund cannot enter into a new advisory agreement unless the shareholders of that fund vote to approve that agreement. Rule 15a-4, however, allows a fund to operate under an interim advisory agreement during the period between the termination of a prior advisory agreement and the date on which the requisite shareholder approval is obtained for a new advisory agreement. The compensation to be received by OFI under the Interim Sub-Advisory Agreement was the same compensation as would have been received by Babson Capital under the Prior Sub-Advisory Agreement, as required by Rule 15a-4.

On January 27, 2006, the Prior Sub-Advisory Agreement for the Equity Fund terminated, and the Interim Sub-Advisory Agreement with OFI became effective.

At their meeting on February 23, 2006, the Trustees approved the final Sub-Advisory Agreement for the Fund with OFI (the "New Sub-Advisory Agreement"). The Interim Sub-Advisory Agreement could not have a term of more than 150 days after the termination of the Prior Sub-Advisory Agreement and thus would have expired on the earlier of (i) 150 days from the termination date or (ii) the date on which the New Sub-Advisory Agreement was approved by a "majority" of the Fund's outstanding voting securities (as such term is defined in the 1940 Act). Upon shareholder approval of the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement would terminate pursuant to its terms, and the relevant New Sub-Advisory Agreement would become effective.

In approving the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's Sub-Advisory Agreement as in effect from year to year. The Trustees considered information about, among other things: OFI and its respective personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process; the terms of the relevant advisory agreement (in this case, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement); the scope and quality of services that OFI would provide to the Fund; the investment performance of OFI; the advisory fee rates payable to OFI by the Adviser and by other funds and client accounts managed or sub-advised by OFI, and payable by similar funds managed by other Advisers; the estimated change in profitability of the Fund to the Adviser; and OFI's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for

Notes to Financial Statements (Continued)

the Funds, and the brokers' and dealers' provision of brokerage and research services to OFI. The Trustees did not generally review the profitability of OFI based on the fact that the sub-advisory fee was paid by the Adviser and on the conclusion that, accordingly, the sub-advisory fee was being negotiated at arm's length.

Based on the foregoing, the Trustees concluded that the investment process, research capability and philosophy of OFI would be well suited to the Fund, given its investment objective and policies.

Following their review, the Trustees determined that the terms of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement were fair and reasonable with respect to the Fund and were in the best interests of the Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

Prior to the votes being taken to approve the New Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. In their deliberations with respect to this matter, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matter in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Sub-Advisory Agreement was approved by the Fund's shareholders and took effect on April 17, 2006.

At a meeting held on May 2, 2006, the Board of Trustees of the Trust, including the Independent Trustees, approved the Advisory Agreements and Sub-Advisory Agreements for each of the Money Market Fund, Managed Bond Fund, Blend Fund and Equity Fund (each a "Fund" and collectively, the "Funds"). Approval was not needed for the Sub-Advisory Agreement with OFI for the Equity Fund because this agreement was approved on February 23, 2006, as discussed above. In preparation for the meeting, the Trustees requested, and the Adviser and Sub-Advisers provided in advance of the meeting, certain materials relevant to the consideration of the Advisory Agreements and Sub-Advisory Agreements. The Trustees also requested, and received in advance of the meeting, a fee study report with respect to each Fund prepared by an independent third-party vendor (the "Third-Party Report"). The Third-Party Report presented information concerning advisory fees, total expense ratios and investment performance that compared the Funds to a peer group identified by the third-party vendor. The Trustees also received in board materials in advance of the meeting, memoranda prepared by counsel to the Independent Trustees addressing their duties and responsibilities in approving the Advisory Agreements and Sub-Advisory Agreements, including identification of types of information relevant to such consideration.

Representatives of the third-party vendor preparing the Third-Party Report requested by the Trustees were present for a portion of the meeting and made a presentation to the Trustees with respect to this Report. Such representatives also addressed questions posed by the Trustees concerning the Report. At the meeting, representatives of the Adviser made an extensive presentation concerning the Adviser's operations and capabilities as well as the investment strategy to be pursued by each Fund and each Sub-Adviser's capabilities in managing such a strategy.

In approving the Advisory Agreements, the Trustees took note of the fact that the Adviser would delegate substantially all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to the relevant Sub-Advisers. The Trustees examined the Adviser's ability to provide investment oversight, administrative and shareholder services to the Funds. The Trustees also considered the experience and qualifications of the personnel

Notes to Financial Statements (Continued)

of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Funds and the needs of the Funds for administrative and shareholder services. Based on the above, the Trustees concluded that the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreements.

The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds. Such factors included (i) the ability of the Adviser to monitor the operations and performance of each Fund's Sub-Adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the Funds. The Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were satisfactory, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Advisory Agreements.

The Trustees took into account not only the actual dollar amount of fees to be paid by the Funds to the Adviser, but also took into account the estimated profitability of the Funds to the Adviser, including the affiliated Sub-Advisers' profitability, and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Funds. The Trustees also reviewed the performance of each Fund for the past one, three and five-year periods, as applicable.

Based on the foregoing, the Trustees concluded that the fees to be paid to the Adviser under the Advisory Agreements and the Funds' total expenses were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

In approving the Sub-Advisory Agreements with respect to the Funds, the Trustees considered a wide range of information about, among other things: each Sub-Adviser and its personnel with responsibilities for providing services to the respective Fund; the terms of the Sub-Advisory Agreements; the scope and quality of services to be provided to each Fund under the Sub-Advisory Agreements; and the fees payable to each Sub-Adviser by the Adviser. The Trustees were informed that the sub-advisory fees were negotiated at arm's length. The Trustees were also informed that each Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by each Sub-Adviser in advising other accounts that it advises. Conversely, research services furnished to each Sub-Adviser in connection with other accounts each Sub-Adviser advises may be used by a Sub-Adviser in advising the Funds.

Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of each Sub-Adviser would be well suited to each Fund, given their investment objectives and policies.

Following their review, the Trustees determined that the terms of the Advisory Agreements and Sub-Advisory Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreements and the Sub-Advisory Agreements.

Prior to the votes being taken to approve the Advisory Agreements and Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent

Notes to Financial Statements (Continued)

Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

10.  Special Meeting of Shareholders (Unaudited)  A Special Meeting of Shareholders of MML Equity Fund, a series of MML Series Investment Fund II, was held on April 13, 2006. Notice of the meeting, and a Proxy Statement, were distributed on or about March 17, 2006 to shareholders of record as of February 21, 2006. The results of the vote on the matter submitted to shareholders at the Special Meeting are as follows:

Proposal 1: To approve the proposed sub-advisory agreement between Massachusetts Mutual Life Insurance Company and OppenheimerFunds, Inc. with respect to the MML Equity Fund.

Proposal 1:	Shares	Shares For	%	Against	%	Abstain	%
MML Equity Fund	52,091,440.44	50,119,360.38	96.214	798,643.12	1.533	1,173,436.95	2.253

Other Information (Unaudited)

Fund Expenses June 30, 2006

Expense Examples	The following information is in regards to expenses for the six month period ended June 30, 2006:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended June 30, 2006.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended June 30, 2006, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Money Market Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,015.70	$2.75
2) Hypothetical	1,000.00	1,022.48	2.76

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Managed Bond Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$992.10	$2.27
2) Hypothetical	1,000.00	1,022.51	2.31

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.46%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Blend Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,018.20	$2.15
2) Hypothetical	1,000.00	1,022.66	2.16

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.43%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,034.90	$2.12
2) Hypothetical	1,000.00	1,022.71	2.11

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2006 of 0.42%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

© 2006 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540_IIa 906

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ David W. O’Leary
David W. O’Leary, President and Principal Executive Officer

Date	8/22/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David W. O’Leary
David W. O’Leary, President and Principal Executive Officer

Date	8/22/06

By (Signature and Title)	/s/ James S. Collins
James S. Collins, Treasurer and Principal Financial Officer

Date	8/25/06